                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

               AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT

                           Dated as of April 25, 2006

                                      among

                                LEAR CORPORATION,
                                  LEAR CANADA,
                        THE FOREIGN SUBSIDIARY BORROWERS,

                            The Lenders Party Hereto,

================================================================================

                            REVOLVING CREDIT FACILITY

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent,

                                 CITIBANK, N.A.,

                          DEUTSCHE BANK SECURITIES INC.

                                       and

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agents

                          -----------------------------

         J.P. MORGAN SECURITIES INC.    BANC OF AMERICA SECURITIES LLC

                   as Co-Lead Arrangers and Joint Bookrunners

================================================================================

                                  TERM FACILITY

                                 CITIBANK, N.A.,
                              as Syndication Agent,
                             BANK OF AMERICA, N.A.,

                                       and

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                             as Documentation Agents

                          -----------------------------

         J.P. MORGAN SECURITIES INC.     CITIGROUP GLOBAL MARKETS INC.
                              as Co-Lead Arrangers

   J.P. MORGAN SECURITIES INC. BANC OF AMERICA SECURITIES LLC CITIGROUP GLOBAL
                                  MARKETS INC.,
                              as Joint Bookrunners

================================================================================

                            THE BANK OF NOVA SCOTIA,
                        as Canadian Administrative Agent,

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                         as General Administrative Agent

                                                                  EXECUTION COPY

                                TABLE OF CONTENTS

                                                                                                              PAGE
SECTION 1.  DEFINITIONS....................................................................................      1
    1.1     Defined Terms..................................................................................      1
    1.2     Other Definitional Provisions..................................................................     36

SECTION 2.  AMOUNT AND TERMS OF U.S. REVOLVING CREDIT COMMITMENTS AND TERM LOAN COMMITMENTS................     37
    2.1     U.S. Revolving Credit Commitments..............................................................     37
    2.2     Repayment of U.S. Revolving Credit Loans; Evidence of Debt.....................................     37
    2.3     Procedure for U.S. Revolving Credit Borrowing..................................................     38
    2.4     Termination or Reduction of U.S. Revolving Credit Commitments..................................     38
    2.5     Borrowings of U.S. Revolving Credit Loans and Refunding of Loans...............................     39
    2.6     Increase in U.S. Revolving Credit Commitments..................................................     41
    2.7     Term Loan Commitments..........................................................................     43
    2.8     Procedure for Term Loan Borrowing..............................................................     43
    2.9     Repayment of Term Loans; Evidence of Debt......................................................     43

SECTION 3.  AMOUNT AND TERMS OF SWING LINE COMMITMENTS.....................................................     45
    3.1     Swing Line Commitments.........................................................................     45
    3.2     Procedure for Swing Line Borrowings; Interest Rate.............................................     45
    3.3     Repayment of Swing Line Loans; Evidence of Debt................................................     46
    3.4     Refunding of Swing Line Borrowings.............................................................     47
    3.5     Participating Interests........................................................................     48

SECTION 4.  AMOUNT AND TERMS OF CAF ADVANCES...............................................................     50
    4.1     CAF Advances...................................................................................     50
    4.2     Procedure for CAF Advance Borrowing............................................................     50
    4.3     CAF Advance Payments...........................................................................     52
    4.4     Evidence of Debt...............................................................................     53
    4.5     Certain Restrictions...........................................................................     53

SECTION 5.  AMOUNT AND TERMS OF THE CANADIAN COMMITMENTS...................................................     54
    5.1     Canadian Revolving Credit Commitments..........................................................     54
    5.2     Repayment of Canadian Revolving Credit Loans; Evidence of Debt.................................     54
    5.3     Procedure for Canadian Revolving Credit Borrowing..............................................     55
    5.4     Termination or Reduction of Canadian Revolving Credit Commitments..............................     55

SECTION 6.  AMOUNT AND TERMS OF CANADIAN ACCEPTANCE FACILITY...............................................     56
    6.1     Acceptance Commitments.........................................................................     56
    6.2     Creation of Acceptances........................................................................     56
    6.3     Discount of Acceptances........................................................................     57
    6.4     Stamping Fees..................................................................................     57
    6.5     Acceptance Reimbursement Obligations...........................................................     57

                                                                  EXECUTION COPY

    6.6     Converting Canadian Revolving Credit Loans to Acceptances and Acceptances to Canadian Revolving
            Credit Loans                                                                                        59
    6.7     Allocation of Acceptances......................................................................     59
    6.8     Special Provisions Relating to Acceptance Notes................................................     60
    6.9     Existing Acceptances and Acceptance Notes......................................................     60

SECTION 7.  AMOUNT AND TERMS OF MULTICURRENCY COMMITMENT...................................................     60
    7.1     Multicurrency Commitments......................................................................     60
    7.2     Repayment of Multicurrency Loans; Evidence of Debt.............................................     61
    7.3     Procedure for Multicurrency Borrowing..........................................................     61
    7.4     Termination or Reduction of Multicurrency Commitments..........................................     62
    7.5     Redenomination and Alternative Currencies......................................................     62

SECTION 8.  LETTERS OF CREDIT..............................................................................     62
    8.1     Letters of Credit..............................................................................     62
    8.2     Procedure for Issuance of Letters of Credit....................................................     63
    8.3     Participating Interests........................................................................     63
    8.4     Payments.......................................................................................     64
    8.5     Further Assurances.............................................................................     64
    8.6     Obligations Absolute...........................................................................     65
    8.7     Letter of Credit Application...................................................................     65
    8.8     Currency Adjustments...........................................................................     65

SECTION 9.  GENERAL PROVISIONS APPLICABLE TO LOANS.........................................................     66
    9.1     Interest Rates and Payment Dates...............................................................     66
    9.2     Conversion and Continuation Options............................................................     67
    9.3     Minimum Amounts of Tranches....................................................................     67
    9.4     Optional and Mandatory Prepayments.............................................................     68
    9.5     Facility Fees; Other Fees......................................................................     70
    9.6     Computation of Interest and Fees...............................................................     71
    9.7     Inability to Determine Interest Rate...........................................................     72
    9.8     Pro Rata Treatment and Payments................................................................     72
    9.9     Illegality.....................................................................................     75
    9.10    Requirements of Law............................................................................     76
    9.11    Indemnity......................................................................................     77
    9.12    Taxes..........................................................................................     77
    9.13    Assignment of Commitments Under Certain Circumstances..........................................     80
    9.14    Use of Proceeds................................................................................     81

SECTION 10. REPRESENTATIONS AND WARRANTIES.................................................................     81
    10.1    Financial Statements...........................................................................     81
    10.2    No Change......................................................................................     82
    10.3    Existence; Compliance with Law.................................................................     82
    10.4    Power; Enforceable Obligations; Authorization..................................................     82
    10.5    No Legal Bar...................................................................................     82
    10.6    No Material Litigation.........................................................................     83
    10.7    Taxes..........................................................................................     83

                                                                  EXECUTION COPY

    10.8    Securities Law, etc. Compliance................................................................     83
    10.9    ERISA..........................................................................................     83
    10.10   Investment Company Status......................................................................     83
    10.11   Subsidiaries, etc..............................................................................     83
    10.12   Environmental Matters..........................................................................     83
    10.13   Ownership of Property; Liens...................................................................     84
    10.14   Security Documents.............................................................................     84

SECTION 11. CONDITIONS PRECEDENT...........................................................................     84
    11.1    Conditions to Restatement Date.................................................................     84
    11.2    Conditions to Each Extension of Credit.........................................................     87

SECTION 12. AFFIRMATIVE COVENANTS..........................................................................     87
    12.1    Financial Statements...........................................................................     87
    12.2    Certificates; Other Information................................................................     88
    12.3    Existence; Continuation of Business............................................................     89
    12.4    Compliance with Laws...........................................................................     89
    12.5    Inspection of Property; Books and Records; Discussions.........................................     89
    12.6    Notices........................................................................................     89
    12.7    Additional Collateral and Guarantees, etc......................................................     90
    12.8    Payment of Obligations.........................................................................     92

SECTION 13. NEGATIVE COVENANTS.............................................................................     92
    13.1    Financial Covenants............................................................................     92
    13.2    Limitations on Fundamental Changes.............................................................     93
    13.3    Limitation on Subsidiary and Secured Indebtedness..............................................     94
    13.4    Disposition of Property........................................................................     94
    13.5    Restricted Payments............................................................................     95
    13.6    Negative Pledge Clauses........................................................................     95
    13.7    Indebtedness...................................................................................     96
    13.8    Incorporation of Certain Covenants.............................................................     96
    13.9    Restructurings.................................................................................     96

SECTION 14. GUARANTEE......................................................................................     96
    14.1    Guarantee......................................................................................     96
    14.2    No Subrogation.................................................................................     97
    14.3    Amendments, etc. with respect to the Obligations; Waiver of Rights.............................     97
    14.4    Guarantee Absolute and Unconditional...........................................................     98
    14.5    Reinstatement..................................................................................     99
    14.6    Payments.......................................................................................     99

SECTION 15. EVENTS OF DEFAULT..............................................................................     99

SECTION 16. THE ADMINISTRATIVE AGENTS, THE DOCUMENTATION AGENTS, THE SYNDICATION AGENTS, THE SENIOR
            MANAGING  AGENTS,THE MANAGING AGENTS AND THE CO-AGENTS.........................................    101
    16.1    Appointment...................................................................................     102
    16.2    Delegation of Duties..........................................................................     102

                                                                  EXECUTION COPY

    16.3    Exculpatory Provisions........................................................................     102
    16.4    Reliance by Administrative Agent..............................................................     102
    16.5    Notice of Default.............................................................................     103
    16.6    Non-Reliance on Administrative Agents and Other Lender........................................     103
    16.7    Indemnification...............................................................................     103
    16.8    Administrative Agents in their Individual Capacity............................................     104
    16.9    Successor Administrative Agents...............................................................     104
    16.10   The Documentation Agents, Syndication Agents, Senior Managing Agents, Managing Agents and
            Co-Agents                                                                                          104

SECTION 17. MISCELLANEOUS.................................................................................     105
    17.1    Amendments and Waivers........................................................................     105
    17.2    Notices.......................................................................................     106
    17.3    No Waiver; Cumulative Remedies................................................................     108
    17.4    Survival of Representations and Warranties....................................................     109
    17.5    Payment of Expenses and Taxes.................................................................     109
    17.6    Successors and Assigns; Participations and Assignments........................................     109
    17.7    Adjustments; Set-Off..........................................................................     113
    17.8    Loan Conversion/Participations................................................................     114
    17.9    Counterparts..................................................................................     115
    17.10   Severability..................................................................................     115
    17.11   Integration...................................................................................     115
    17.12   GOVERNING LAW.................................................................................     115
    17.13   Submission to Jurisdiction; Waivers...........................................................     116
    17.14   Acknowledgments...............................................................................     116
    17.15   WAIVERS OF JURY TRIAL.........................................................................     116
    17.16   Power of Attorney.............................................................................     117
    17.17   Release of Security Documents.................................................................     117
    17.18   Judgment......................................................................................     118
    17.19   Confidentiality...............................................................................     118
    17.20   Conflicts.....................................................................................     119
    17.21   USA PATRIOT Act Notice........................................................................     119
    17.22   Amendment and Restatement.....................................................................     119
    17.23   Existing Public Indentures....................................................................     119
    17.24   Limitation on Secured Amount..................................................................     119
    17.25   General Administrative Agent's Discretion in Dealing with Collateral..........................     120

                                                                  EXECUTION COPY

SCHEDULES:
  I          Commitments; Addresses
  II         Foreign Subsidiary Borrowers
  III        Administrative Schedule
  IV         Disclosed Matters
  V          Subsidiaries
  VI         Agents
  VII        Post-Closing Matters
  VIII       RESERVED
  IX         Permitted Corporate Reorganization
  X          Existing Liens on Restatement Date

EXHIBITS:
  A-1       Form of U.S. Revolving Credit Note
  A-2       Form of Term Note
  B         Form of Canadian Revolving Credit Note
  C         Form of Draft
  D         Form of Power of Attorney
  E         Form of Acceptance Note
  F         Form of CAF Advance Request
  G         Form of CAF Advance Offer
  H         Form of CAF Advance Confirmation
  I         Form of Joinder Agreement
  J         Form of Assignment and Acceptance
  K         Form of Opinion of Winston & Strawn LLP
  L         Form of Collateral Account Agreement
  M         Matters to be Covered by Foreign Subsidiary Opinion
  N         Form of Security Agreement
  O         UK Tax Provisions
  P         Form of Int  Form of 2008/2009 Collateral Account Agreement
  Q         Form of Pledge Agreement
  R         Form of Subsidiary Guarantee

            AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of April 25, 2006, among LEAR CORPORATION, a Delaware corporation (the "U.S. Borrower"), LEAR CANADA, a general partnership organized under the laws of Ontario, Canada (the "Canadian Borrower"), each FOREIGN SUBSIDIARY BORROWER (as hereinafter defined) (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the Senior Managing Agents named on Schedule VI hereto (the "Senior Managing Agents"), the Managing Agents named on Schedule VI hereto (the "Managing Agents"), the Co-Agents named on Schedule VI hereto (the "Co-Agents"), the several banks and other financial institutions from time to time parties hereto (the "Lenders"), BANK OF AMERICA, as syndication agent for the Revolving Credit Facility, and CITIBANK, N.A., as syndication agent for the Term Facility (collectively, the "Syndication Agents"), CITIBANK, N.A., DEUTSCHE BANK SECURITIES, INC. and THE BANK OF NOVA SCOTIA, as documentation agents for the Revolving Credit Facility, and BANK OF AMERICA, N.A. and DEUTSCHE BANK AG NEW YORK BRANCH, as documentation agents for the Term Facility (collectively, in such capacity, the "Documentation Agents"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as Canadian administrative agent for the Lenders hereunder (as hereinafter defined, in such capacity, the "Canadian Administrative Agent")], and JPMORGAN CHASE BANK, N.A. (as hereinafter defined, the "General Administrative Agent"), as general administrative agent for the Lenders hereunder.

                              W I T N E S S E T H :

            WHEREAS, the U.S. Borrower, the Canadian Borrower and the Foreign Subsidiary Borrowers are parties to the Amended and Restated Credit Agreement, dated as of August 11, 2005 (as heretofore amended, supplemented or otherwise modified, the "Existing Credit Agreement"), with the lenders parties thereto, the managing agents, co-agents and lead managers identified therein, The Bank of Nova Scotia, as Canadian administrative agent, and JPMorgan Chase Bank, N.A., as general administrative agent; and

            WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement and which remain outstanding or evidence repayment of any of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of the Borrowers outstanding thereunder;

            NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree that on the Restatement Date (as defined below) the Existing Credit Agreement shall be, and hereby is, amended and restated in its entirety as follows:

            SECTION 1. DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "ABR Loans": Term Loans, U.S. Revolving Credit Loans or Swing Line Dollar Loans, the rate of interest applicable to which is based upon the Alternate Base Rate.

            "Acceptance": a Draft drawn by the Canadian Borrower and accepted by a Canadian Lender which is (a) denominated in Canadian Dollars, (b) for a term of not less than 30 days (or such shorter period as is agreed by the Canadian Borrower and such Canadian Lender) nor more than 180 days and which matures prior to the Revolving Credit Termination Date and (c) issuable and payable only in Canada; provided that to the extent the context shall require, each Acceptance Note shall be deemed to be an Acceptance; provided, further, that "Acceptance" includes a depository note within the meaning of the

Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada).

            "Acceptance Note": as defined in subsection 6.8(b).

            "Acceptance Purchase Price": in respect of an Acceptance of a specified maturity, the result (rounded to the nearest whole cent, and with one-half cent being rounded up) obtained by dividing (a) the face amount of such Acceptance by (b) the sum of (i) one and (ii) the product of (A) the Reference Discount Rate for Acceptances of the same maturity expressed as a decimal and
(B) a fraction, the numerator of which is the term to maturity of such Acceptance and the denominator of which is equal to 365, where (b) above is rounded to the fifth decimal place and 0.000005 is rounded up to 0.00001.

            "Acceptance Reimbursement Obligations": the obligation of the Canadian Borrower to the Canadian Lenders (a) to reimburse the Canadian Lenders for maturing Acceptances pursuant to subsection 6.5 and (b) to make payments in respect of the Acceptance Notes in accordance with the terms thereof.

            "Acceptance Tranche": the collective reference to Acceptances, all of which were created on the same date and have the same maturity date.

            "Acceptances to be Converted": as defined in subsection 17.8(a).

            "Adjusted Aggregate Committed Revolving Outstandings": with respect to each Lender, the Aggregate Committed Revolving Outstandings of such Lender, plus the amount of any participating interests purchased by such Lender pursuant to subsection 17.8, minus the amount of any participating interests sold by such Lender pursuant to subsection 17.8.

            "Adjustment Date": with respect to any fiscal quarter, (a) the second Business Day following receipt by the General Administrative Agent of both (i) the financial statements required to be delivered pursuant to subsection 12.1(a) or (b), as the case may be, for the most recently completed fiscal period and (ii) the compliance certificate required pursuant to subsection 12.2(a) with respect to such financial statements or (b) if such compliance certificate and financial statements have not been delivered in a timely manner, the date upon which such compliance certificate and financial statements were due; provided, however, that in the event that the Adjustment Date is determined in accordance with the provisions of clause (b) of this definition, then the date which is two Business Days following the date of receipt of the financial statements and compliance certificate referenced in clause (a) of this definition also shall be deemed to constitute an Adjustment Date.

            "Administrative Agents": the collective reference to the General Administrative Agent and the Canadian Administrative Agent.

            "Administrative Schedule": Schedule III, which contains interest rate definitions and administrative information in respect of each Available Foreign Currency.

            "Affiliate": of any Person, (a) any other Person (other than a Wholly Owned Subsidiary of such Person) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, (b) any other Person who is a director or executive officer of (i) such Person, (ii) any Subsidiary of such Person (other than a Wholly Owned Subsidiary) or (iii) any Person described in clause (a) above or (c) with respect to any Lender, any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender. For purposes of this definition, a Person shall be deemed to be "controlled by" such other Person if such other Person possesses, directly or indirectly, power either to (A) vote 10% or more of the securities having ordinary voting power for the election of directors of such first Person or (B) direct or cause the direction of the management and policies of such first Person whether by contract or otherwise.

            "Aggregate Available Canadian Revolving Credit Commitments": as at any date of determination with respect to all Canadian Lenders, an amount in Canadian Dollars equal to the Available Canadian Revolving Credit Commitments of all Canadian Lenders on such date.

            "Aggregate Available Multicurrency Commitments": as at any date of determination with respect to all Multicurrency Lenders, an amount in U.S. Dollars equal to the Available Multicurrency Commitments of all Multicurrency Lenders on such date.

            "Aggregate Available U.S. Revolving Credit Commitments": as at any date of determination with respect to all U.S. Revolving Lenders, an amount in U.S. Dollars equal to the Available U.S. Revolving Credit Commitments of all U.S. Revolving Lenders on such date.

            "Aggregate Canadian Revolving Credit Outstandings": as at any date of determination with respect to any Canadian Lender, an amount in Canadian Dollars equal to the sum of the following, without duplication: (a) the aggregate unpaid principal amount of such Canadian Lender's Canadian Revolving Credit Loans on such date, (b) the aggregate undiscounted face amount of all outstanding Acceptances of such Canadian Lender on such date and (c) the aggregate unpaid principal amount of such Canadian Lender's Acceptance Notes on such date.

            "Aggregate Committed Revolving Outstandings": as at any date of determination with respect to any Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate U.S. Revolving Credit Revolving Outstandings of such Lender, (b) the U.S. Dollar Equivalent of the Aggregate Canadian Revolving Credit Revolving Outstandings of such Lender and such Lender's Counterpart Lender and (c) the U.S. Dollar Equivalent of the Aggregate Multicurrency Revolving Outstandings of such Lender.

            "Aggregate Multicurrency Revolving Outstandings": as at any date of determination with respect to any Lender, an amount in the applicable Available Foreign Currencies or U.S. Dollars (with respect to Swing Line Multicurrency Loans denominated in U.S. Dollars) equal to the sum of (a) the aggregate unpaid principal amount of such Lender's Multicurrency Loans and (b) such Multicurrency Lender's Multicurrency Commitment Percentage of the aggregate unpaid principal amount of all Swing Line Multicurrency Loans on such date.

            "Aggregate Percentage": as to any Lender at any time, the percentage which the sum of (i) such Lender's U.S. Revolving Credit Commitment (or, if the U.S. Revolving Credit Commitments have terminated or expired, the Aggregate U.S. Revolving Credit Outstandings of such U.S. Revolving Lender at such time) and
(ii) such Lender's outstanding Term Loans then constitutes of the sum of (x) the aggregate U.S. Revolving Credit Commitments of all U.S. Revolving Lenders (or, if the U.S. Revolving Credit Commitments have terminated or expired, the Aggregate U.S. Revolving Credit Outstandings of all U.S. Revolving Lenders at such time) and (y) the aggregate outstanding principal amount of all Term Loans.

            "Aggregate Total Revolving Outstandings": as at any date of determination with respect to any Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate U.S. Revolving

Outstandings of such Lender, (b) the U.S. Dollar Equivalent of the Aggregate Canadian Revolving Credit Outstandings of such Lender and such Lender's Counterpart Lender and (c) the U.S. Dollar Equivalent of the Aggregate Multicurrency Revolving Outstandings of such Lender.

            "Aggregate U.S. Revolving Credit Commitments": the aggregate amount of the U.S. Revolving Credit Commitments of all the Lenders, as such amount may be increased pursuant to subsection 2.6.

            "Aggregate U.S. Revolving Credit Outstandings": as at any date of determination with respect to any U.S. Revolving Lender, an amount in U.S. Dollars equal to the sum of (a) the aggregate unpaid principal amount of such U.S. Revolving Lender's U.S. Revolving Credit Loans on such date, (b) such U.S. Revolving Lender's U.S. Revolving Credit Commitment Percentage of the aggregate unpaid principal amount of all Swing Line Loans on such date and (c) such U.S. Revolving Lender's U.S. Revolving Credit Commitment Percentage of the aggregate Letters of Credit Obligations.

            "Aggregate U.S. Revolving Outstandings": as at any date of determination with respect to any U.S. Revolving Lender, an amount in U.S. Dollars equal to the sum of (a) the Aggregate U.S. Revolving Credit Outstandings of such Lender on such date and (b) the aggregate unpaid principal amount of such U.S. Revolving Lender's CAF Advances on such date.

            "Agreement": this Amended and Restated Credit and Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Agreement Currency": as defined in subsection 17.18(b).

            "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of:

            (a) the U.S. Prime Rate in effect on such day; and

            (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

If for any reason the General Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the General Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) above, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the U.S. Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the U.S. Prime Rate or the Federal Funds Effective Rate, respectively.

            "Applicable Margin": (a) for each Loan other than a Term Loan, the applicable rate per annum determined pursuant to clause (a) of the Pricing Grid and (b) for each Term Loan, the applicable rate per annum set forth in clause
(b) of the Pricing Grid.

            "Approved Fund": any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

            "Asset Sale": any Disposition of property or series of related Dispositions of property excluding (i) any such Disposition permitted by clauses
(a), (b), (c) (except as otherwise provided in the last sentence of this definition) and (d) through (h) of Section 13.4, (ii) in any fiscal year of the U.S. Borrower, Dispositions of property that yield gross proceeds to the U.S. Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) of up to $25,000,000 and (iii) any such Disposition that yields gross proceeds to the U.S. Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) of less than $1,000,000. In addition to the foregoing, each increase in the aggregate program amount (i.e., the maximum amount of Indebtedness committed to finance such program) of Domestic Receivables Programs above $150,000,000 in the aggregate and of Foreign Receivables Programs above $400,000,000 in the aggregate shall be deemed to be an Asset Sale yielding Net Cash Proceeds in the amount of such increase.

            "Assignee": as defined in subsection 17.6(c).

            "Assuming Lender": as defined in subsection 2.6.

            "Available Canadian Revolving Credit Commitment": as at any date of determination with respect to any Canadian Lender (after giving effect to the making and payment of any U.S. Revolving Credit Loans required to be made on such date pursuant to subsection 2.5), an amount in U.S. Dollars equal to the lesser of (a) the excess, if any, of (i) the amount of such Canadian Lender's Canadian Revolving Credit Commitment in effect on such date over (ii) the U.S. Dollar Equivalent of the Aggregate Canadian Revolving Credit Outstandings of such Canadian Lender on such date and (b) the excess, if any, of (i) the amount of the U.S. Revolving Credit Commitment of such Canadian Lender's Counterpart Lender on such date over (ii) the Aggregate Committed Revolving Outstandings of such Canadian Lender's Counterpart Lender on such date.

            "Available Foreign Currencies": Pounds Sterling, euro, Swedish Kroner, and any other available and freely-convertible non-U.S. Dollar currency selected by the U.S. Borrower and approved by the General Administrative Agent and the Majority Multicurrency Lenders in the manner described in subsection 17.1(b).

            "Available Multicurrency Commitment": as at any date of determination with respect to any Multicurrency Lender (after giving effect to the making and payment of any U.S. Revolving Credit Loans required to be made on such date pursuant to subsection 2.5), an amount in U.S. Dollars equal to the lesser of (a) the excess, if any, of (i) the amount of such Multicurrency Lender's Multicurrency Commitment in effect on such date over (ii) the U.S. Dollar Equivalent of the Aggregate Multicurrency Revolving Outstandings of such Multicurrency Lender on such date and (b) the excess, if any, of (i) the amount of such Multicurrency Lender's U.S. Revolving Credit Commitment in effect on such date over (ii) the Aggregate Committed Revolving Outstandings of such Multicurrency Lender on such date.

            "Available U.S. Revolving Credit Commitment": as at any date of determination with respect to any U.S. Revolving Lender (after giving effect to the making and payment of any U.S. Revolving Credit Loans required to be made on such date pursuant to subsection 2.5), an amount in U.S. Dollars equal to the excess, if any, of (a) the amount of such U.S. Revolving Lender's U.S. Revolving Credit Commitment in effect on such date over (b) the Aggregate Committed Revolving Outstandings of such U.S. Revolving Lender on such date.

            "Bank Act (Canada)": the Bank Act (Canada), as amended from time to time.

            "Benefited Lender": as defined in subsection 17.7.

            "Board": the Board of Governors of the Federal Reserve System (or any successor thereto).

            "BofA": Bank of America, N.A., a national banking association.

            "Bond Guarantee": the guarantee entered into by any Subsidiary Guarantor in respect of any Public Indebtedness.

            "Borrowers": as defined in the preamble hereto.

            "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.3, 2.8, 3.2, 4.2, 5.3 or 7.3 as a date on which a Borrower requests the Lenders to make Loans hereunder or, with respect to a Request for Acceptances, the date with respect to which the Canadian Borrower has requested the Canadian Lenders to accept Drafts.

            "Business Day": (a) when such term is used in respect of a day on which a Loan in an Available Foreign Currency is to be made, a payment is to be made in respect of such Loan, an Exchange Rate is to be set in respect of such Available Foreign Currency or any other dealing in such Available Foreign Currency is to be carried out pursuant to this Agreement, such term shall mean a London Banking Day which is also a day on which banks are open for general banking business in the city which is the principal financial center of the country of issuance of such Available Foreign Currency, (b) when such term is used in respect of a day on which a Loan is to be made to the Canadian Borrower or an Acceptance is to be created, a payment is to be made in respect of such Loan or Acceptance, an Exchange Rate is to be set in respect of Canadian Dollars or any other dealing in Canadian Dollars is to be carried out pursuant to this Agreement, such term shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Toronto, Ontario are authorized or required by law to close, (c) when such term is used to describe a day on which a borrowing, payment or interest rate determination is to be made in respect of a LIBO Rate CAF Advance, such day shall be a London Banking Day and (d) when such term is used in any context in this Agreement (including as described in the foregoing clauses (a), (b) and (c)), such term shall mean a day which, in addition to complying with any applicable requirements set forth in the foregoing clauses
(a), (b) and (c), is a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, that when such term is used for the purpose of determining the date on which the Eurocurrency Rate is determined under this Agreement for any Multicurrency Loan denominated in euro for any Interest Period therefor and for purposes of determining the first and last day of any such Interest Period, references in this Agreement to Business Days shall be deemed to be references to Target Operating Days.

            "CAF Advance": each CAF Advance made pursuant to subsection 4.1.

            "CAF Advance Availability Period": the period from and including the Closing Date to and including the date which is 7 days prior to the Revolving Credit Termination Date.

            "CAF Advance Confirmation": each confirmation by the U.S. Borrower of its acceptance of CAF Advance Offers, which confirmation shall be substantially in the form of Exhibit H and shall be delivered to the General Administrative Agent by facsimile transmission.

            "CAF Advance Interest Payment Date": as to each CAF Advance, each interest payment date specified by the U.S. Borrower for such CAF Advance in the related CAF Advance Request.

            "CAF Advance Maturity Date": as to any CAF Advance, the date specified by the U.S. Borrower pursuant to paragraph 4.2(d)(ii) in its acceptance of the related CAF Advance Offer.

            "CAF Advance Offer": each offer by a Lender to make CAF Advances pursuant to a CAF Advance Request, which offer shall contain the information specified in Exhibit G and shall be delivered to the General Administrative Agent by telephone, immediately confirmed by facsimile transmission.

            "CAF Advance Request": each request by the U.S. Borrower for Lenders to submit bids to make CAF Advances, which request shall contain the information in respect of such requested CAF Advances specified in Exhibit F and shall be delivered to the General Administrative Agent in writing, by facsimile transmission, or by telephone, immediately confirmed by facsimile transmission.

            "Canadian Administrative Agent": The Bank of Nova Scotia, together with its affiliates, as administrative agent for the Canadian Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to subsection 16.9.

            "Canadian Base Rate": at any day, the higher of (a) the rate of interest per annum publicly announced from time to time by the Canadian Administrative Agent (and in effect on such day) as its reference rate for U.S. Dollar commercial loans made in Canada, as adjusted automatically from time to time and without notice to any of the Borrowers upon change by the Canadian Administrative Agent and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

            "Canadian Base Rate Loans": all Canadian Revolving Credit Loans denominated in U.S. Dollars, which shall bear interest at a rate based upon the Canadian Base Rate.

            "Canadian Borrower": as defined in the preamble hereto.

            "Canadian Dollars" and "C$": dollars in the lawful currency of Canada.

            "Canadian Dollar Equivalent": with respect to an amount denominated in any currency other than Canadian Dollars, the equivalent in Canadian Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent.

            "Canadian Lenders": the Lenders listed in Part B of Schedule I hereto which, in each case, shall have Canadian Revolving Credit Commitments.

            "Canadian Reference Lenders": the collective reference to the
Schedule I Canadian Reference Lenders and the Schedule II Canadian Reference Lenders.

            "Canadian Revolving Credit Commitment": as to any Canadian Lender at any time, its obligation to make Canadian Revolving Credit Loans to, and/or create Acceptances and discount on behalf of (or, in lieu thereof, to make loans pursuant to the Acceptance Notes to), the Canadian Borrower, in an aggregate amount not to exceed at any one time outstanding the Canadian Dollar Equivalent of the lesser of (a) the U.S. Dollar amount set forth opposite such Canadian Lender's name in Schedule I under the heading "Canadian Revolving Credit Commitment", and (b) the U.S. Revolving Credit Commitment of such Canadian Lender's Counterpart Lender, in each case as such amount may be reduced from time to time as provided in subsection 5.4 and the other applicable provisions hereof.

            "Canadian Revolving Credit Commitment Percentage": as to any Canadian Lender at any time, the percentage which such Canadian Lender's Canadian Revolving Credit Commitment then constitutes of the aggregate Canadian Revolving Credit Commitments (or, if the Canadian Revolving Credit Commitments have terminated or expired, the percentage which (a) the Aggregate Canadian Revolving Credit Outstandings of such Canadian Lender at such time constitutes of (b) the Aggregate Canadian Revolving Credit Outstandings of all Canadian Lenders at such time).

            "Canadian Revolving Credit Loan": as defined in subsection 5.1.

            "Canadian Revolving Credit Note": as defined in subsection 5.2(e).

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of Capital Stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

            "Cash Equivalents": (a) securities issued or unconditionally guaranteed or insured by the United States Government, the Canadian Government, Japan or any member of the European Economic Community or any other government approved by the General Administrative Agent (which approval shall not be unreasonably withheld), (b) securities issued or unconditionally guaranteed or insured by any state of the United States of America or province of Canada or any agency or instrumentality thereof having maturities of not more than twelve months from the date of acquisition and having one of the two highest ratings obtainable from either S&P or Moody's, (c) time deposits, certificates of deposit and bankers' acceptances having maturities of not more than twelve months from the date of acquisition, in each case with any U.S. Revolving Lender or Canadian Lender (or any affiliate of any thereof) or with any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia, Japan, Canada or any member of the European Economic Community or any U.S. branch of a foreign bank having at the date of acquisition capital and surplus of not less than $100,000,000, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (c) above, (e) commercial paper issued by the parent corporation of any U.S. Revolving Lender and commercial paper rated, at the time of acquisition, at least "A-1" or the equivalent thereof by S&P or "P-1" or the equivalent thereof by Moody's and in either case maturing within twelve months after the date of acquisition, (e) deposits maintained with money market funds having total assets in excess of $300,000,000, (f) demand deposit accounts maintained in the ordinary course of business with banks or trust companies, (g) temporary deposits, of amounts received in the ordinary course of business pending disbursement of such amounts, in demand deposit accounts in banks outside the United States, (h) deposits in mutual funds which invest substantially all of their assets in preferred equities issued by U.S. corporations rated at least "AA" (or the equivalent thereof) by S&P; provided, that notwithstanding the foregoing, Cash Equivalents shall, in any event, include all cash and cash equivalents as set forth in the U.S. Borrower's balance sheet prepared in accordance with GAAP, and (i) other investments requested by the U.S. Borrower and approved by the General Administrative Agent.

            "CDOR Rate": the rate per annum determined by the Canadian Administrative Agent by reference to the average rate quoted on the Reuters Monitor Screen, Page "CDOR" (or such other Page as may replace such Page) on such screen for the purpose of displaying Canadian interbank bid rates for Canadian Dollar bankers' acceptances with a 90 day term as of 10:00 a.m. (Toronto time) one Business Day prior to the first day of such 90 day term. If for any reason the Reuters Monitor Screen rates are unavailable, CDOR Rate means the rate of interest determined by the Canadian Administrative Agent which is equal to the arithmetic mean of the rates quoted by such reference banks as may be specified from time to time by the Canadian Administrative Agent, after consultation with the Canadian Borrower, in respect of Canadian Dollar bankers' acceptances with a 90 day term as of 10:00 a.m. one Business Day prior to the first day of such 90 day term.

            "Change in Control": (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the U.S. Borrower; or
(b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the U.S. Borrower by Persons who were neither (i) nominated by the board of directors of the U.S. Borrower nor (ii) appointed by directors so nominated.

            "Closing Date": March 23, 2005.

            "Co-Agents": as defined on Schedule VI hereto.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": all property (other than Excluded Property) of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Documents.

            "Collateral Account": the collateral account created by the Collateral Account Agreement.

            "Collateral Account Agreement": the Collateral Account Agreement to be executed and delivered by the U.S. Borrower, substantially in the form of Exhibit L.

            "Commercial Letters of Credit": as defined in subsection 8.1(a).

            "Commitment Increase": as defined in subsection 2.6.

            "Commitment Increase Date": as defined in subsection 2.6.

            "Commitments": the collective reference to the Term Loan Commitments, the U.S. Revolving Credit Commitments, the Canadian Revolving Credit Commitments and the Multicurrency Commitments.

            "Committed Revolving Outstandings Percentage": on any date with respect to any Lender, the percentage which the Adjusted Aggregate Committed Revolving Outstandings of such Lender constitutes of the Adjusted Aggregate Committed Revolving Outstandings of all Lenders.

            "Conduit Lender": any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 9.10, 9.11, 9.12 or 17.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

            "Confidential Information": as defined in Section 17.19.

            "Consolidated Assets": at a particular date, all amounts which would be included under total assets on a consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at such date, determined in accordance with GAAP.

            "Consolidated Indebtedness": at a particular date (a) all Indebtedness of the U.S. Borrower and its Subsidiaries which would be included under indebtedness on a consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at such date, determined in accordance with GAAP, less (b) any cash and Cash Equivalents of the U.S. Borrower and its Subsidiaries as at such date up to an aggregate principal amount not to exceed the sum of $700,000,000 plus, to the extent constituting cash and Cash Equivalents of the U.S. Borrower at such date, any amounts held in (or to the credit of) the Collateral Account and the 2008/2009 Collateral Account.

            "Consolidated Interest Expense": for any fiscal period, the amount which would, in conformity with GAAP, be set forth opposite the caption "interest expense" (or any like caption) on a consolidated income statement of the U.S. Borrower and its Subsidiaries for such period and, to the extent not otherwise included in "interest expense," any other discounts and expenses comparable to or in the nature of interest under any Receivable Financing Transaction; provided, that Consolidated Interest Expense for any period shall
(a) exclude (i) fees payable in respect of such period under subsection 9.5 of this Agreement, (ii) any amortization or write-off of deferred financing fees during such period and (iii) premiums paid in connection with the discharge of Indebtedness and (b) include any interest income during such period.

            "Consolidated Net Income": for any fiscal period, the consolidated net income (or deficit) of the U.S. Borrower and its Subsidiaries for such period (taken as a cumulative whole), determined in accordance with GAAP; provided that any provision for post-retirement medical benefits, to the extent such provision calculated under FAS 106 exceeds actual cash outlays calculated on the "pay as you go" basis, shall not to be taken into account.

            "Consolidated Operating Profit": for any fiscal period, Consolidated Net Income for such period excluding (a) extraordinary gains and losses arising from the sale of material assets and other extraordinary and/or non-recurring gains and losses, (b) charges, premiums and expenses associated with the discharge of Indebtedness, (c) charges relating to FAS 106, (d) any non-cash deductions made in determining Consolidated Net Income for such period (other than any deductions which represent the accrual of or a reserve for the payment of cash charges in any future period), provided that cash payments made in any subsequent period in respect of any item for which any such non-cash deduction was excluded in a prior period shall be deemed to reduce Consolidated Net Income by such amount in such subsequent period, (e) license fees (and any write-offs thereof), (f) stock compensation expense and non-cash equity linked expense, (g) deferred financing fees (and any write-offs thereof), (h) write-offs of goodwill, (i) foreign exchange gains and losses, (j) miscellaneous income and expenses and (k) miscellaneous gains and losses arising from the sale of assets plus, to the extent deducted in determining Consolidated Net Income, the excess of (i) the sum of (A) Consolidated Interest Expense, (B) any expenses for taxes, (C) depreciation and amortization expense and (D) minority interests in income of Subsidiaries over
(ii) net equity earnings in Affiliates (excluding Subsidiaries). For purposes of calculating the ratio set forth in subsection 13.1(a), Consolidated Operating Profit for any fiscal period shall in any event include the Consolidated Operating Profit for such fiscal period of any entity acquired by the U.S. Borrower or any of its Subsidiaries during such period. It is hereby understood and agreed that (i) restructuring, restructuring-related or other similar charges incurred by the U.S. Borrower and its Subsidiaries in an amount not to exceed $285,000,000 incurred following the U.S. Borrower's restructuring initiated in the second fiscal quarter of fiscal year 2005 and (ii) charges incurred by the U.S. Borrower and its Subsidiaries in connection with (x) the lawsuit by Seton Company (for which a jury verdict was reached on May 25, 2005) in an amount not to exceed $22,000,000 and (y) a lawsuit by one of the U.S. Borrower's European suppliers in an amount not to exceed $8,000,000, shall in each case be deemed to be non-recurring losses for purposes of calculating Consolidated Operating Profit; provided, that with respect to the charges referred to in clause (iii) above, if at any later date all or a portion of such charges are reversed, Consolidated Operating Profit shall be reduced by the amount by which such charges are reversed in the fiscal quarter in which such charges are reversed.

            "Consolidated Revenues": for any fiscal period, the consolidated revenues of the U.S. Borrower and its Subsidiaries for such period, determined in accordance with GAAP.

            "Contractual Obligation": as to any Person, any provision of any indenture, agreement or other instrument to which such Person is a party or by which it or any of its property is bound.

            "Conversion Date": any date on which either (a) an Event of Default under Section 15(h), (i) or (j) has occurred or (b) the Commitments shall have been terminated prior to the Revolving Credit Termination Date and/or the Loans shall have been declared immediately due and payable, in either case pursuant to
Section 15.

            "Conversion Sharing Percentage": on any date with respect to any Lender (other than any Term Lender) and any Loans or Acceptances, as the case may be, of such Lender outstanding in any currency other than U.S. Dollars, the percentage of such Loans or Acceptances, as the case may be, such that, after giving effect to the conversion of such Loans or Acceptances, as the case may be, to U.S. Dollars and the purchase and sale by such Lender of participating interests as contemplated by subsection 17.8, the Committed Revolving Outstandings Percentage of such Lender will equal such Lender's U.S. Revolving Credit Commitment Percentage on such date (calculated immediately prior to giving effect to any termination or expiration of the U.S. Revolving Credit Commitments on the Conversion Date).

            "Converted Acceptances": as defined in subsection 17.8(a).

            "Converted Loans": as defined in subsection 17.8(a).

            "Counterpart Lender": (a) as to any U.S. Revolving Lender, the Canadian Lender (if any) set forth opposite such U.S. Revolving Lender's name in
Schedule I under the heading "Counterpart Lender" and (b) as to any Canadian Lender, the U.S. Revolving Lender set forth opposite such Canadian Lender's name in Schedule I under the heading "Counterpart Lender".

            "Default": any of the events specified in Section 15, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Disclosed Matters": the actions, suits and proceedings and the environmental matters disclosed in Schedule IV.

            "Disposition": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.

            "Documentation Agents": as defined in the preamble hereto.

            "Dollars", "U.S. Dollars" and "$": dollars in lawful currency of the United States of America.

            "Domestic Loan Party": each Loan Party that is organized under the laws of any jurisdiction of the United States.

            "Domestic Receivables Program": as defined in subsection 13.4.

            "Domestic Subsidiary": any Subsidiary other than a Foreign
Subsidiary.

            "Draft": a draft substantially in the form of Exhibit C or in such other form as the Canadian Administrative Agent may from time to time reasonably request (or to the extent the context shall require, an Acceptance Note, delivered in lieu of a draft), as the same may be amended, supplemented or otherwise modified from time to time.

            "EMU": Economic and Monetary Union as contemplated in the Treaty on European Union.

            "EMU Legislation": legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states.

            "Environmental Laws": all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

            "Environmental Liability": any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate": any trade or business (whether or not incorporated) that, together with the U.S. Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "ERISA Event": (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the U.S. Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the U.S. Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the U.S. Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the U.S. Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the U.S. Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "euro": the single currency of the European Union as constituted by the Treaty on European Union and as referred to in EMU Legislation.

            "Eurocurrency Liabilities": at any time, the aggregate of the rates (expressed as a decimal) of any reserve requirements in effect at such time (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

            "Eurocurrency Rate": with respect to each Interest Period pertaining to a Multicurrency Loan, the Eurocurrency Rate determined for such Interest Period and the Available Foreign Currency in which such Multicurrency Loan is denominated in the manner set forth in the Administrative Schedule.

            "Eurodollar Loans": Term Loans or U.S. Revolving Credit Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

            "Eurodollar Rate": (a) with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period and (b) with respect to each day during each Interest Period pertaining to a European Swing Line Multicurrency Dollar Loan, the rate per annum (rounded upwards, if necessary, to the next basis point) equal to the arithmetic average of the rates at which deposits in Dollars approximately equal in principal amount to such Swing Line Multicurrency Borrowing and for a maturity comparable to such Interest Period are offered to the principal London offices of JPMorgan Chase Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time on the date of commencement of such Interest Period. In the event that the rate referred to in clause (a) above does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Rate" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the General Administrative Agent in consultation with the U.S. Borrower or, in the absence of such availability, by reference to the rate at which the General Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

            "European Economic Community": that certain organization established in 1958 by treaty between Belgium, France, Italy, Luxembourg, the Netherlands and West Germany, which was formerly known as the Common Market.

            "European Swing Line Multicurrency Dollar Loan": each Swing Line Multicurrency Loan denominated in U.S. Dollars requested from the London office of the Swing Line Multicurrency Lender (or such other European office so designated by the Swing Line Multicurrency Lender).

            "euro unit": the currency unit of the euro as defined in the EMU Legislation.

            "Event of Default": any of the events specified in Section 15, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Exchange Act": the Securities Exchange Act of 1934, as amended.

            "Exchange Rate": (a) with respect to Canadian Dollars on any date, the Bank of Canada noon spot rate on such date, and (b) with respect to any other non-U.S. Dollar currency on any date, the rate at which such currency may be exchanged into U.S. Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 A.M., London time, on such date. In the event that such rate does not appear on any Reuters currency page, the "Exchange Rate" with respect to such non-U.S. Dollar currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the General Administrative Agent and the U.S. Borrower or, in the absence of such agreement, such "Exchange Rate" shall instead be the General Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-U.S. Dollar currency are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of U.S. Dollars with such non-U.S. Dollar currency, for delivery two Business Days later; provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the General Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

            "Excluded Property": (i) real property; (ii) property owned by any Excluded Subsidiary or Foreign Subsidiary; (iii) receivables and customary related rights and assets subject to a Receivables Financing Transaction; (iv) any property to the extent that a grant of a security interest in such property pursuant to the Security Documents is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note (as such terms are defined in the Security Documents), any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law;

(v) Vehicles (as defined in the Security Agreement) and title documents therefor; (vi) any Capital Stock held by a Loan Party in a joint venture, so long as (x) not more than 85% of the aggregate Capital Stock of such joint venture is held by the Loan Parties in the aggregate and (y) such Capital Stock is not subject to a Lien in favor of any other Person; and (vii) any property with respect to which the General Administrative Agent determines that the cost or burden of subjecting such property to a Lien under the Security Documents is disproportionate to the value of the collateral security afforded thereby.

            "Excluded Subsidiary": each Subsidiary of a Foreign Subsidiary and with respect to any requirement to enter into any Security Document, Lear ASC Corporation or any Special Purpose Subsidiary.

            "Existing Credit Agreement": as defined in the recitals hereto.

            "Existing Letters of Credit": as defined in subsection 8.1(b).

            "Existing Liens": as defined in subsection 13.3(c).

            "Existing Public Indentures": the collective reference to the 2008 Indenture, the 2009 Indenture, the 2014 Indenture and the 2022 Indenture.

            "Extension of Credit": as to any Lender, the making of a Loan by such Lender, the acceptance of a Draft or an Acceptance Note by such Lender or the issuance of, or extension of the expiry date under, any Letter of Credit. For purposes of Section 11.2, it is expressly understood and agreed that the following do not constitute Extensions of Credit for purposes of this Agreement:
(a) the conversions and continuations of Term Loans or U.S. Revolving Credit Loans as or to Eurodollar Loans or ABR Loans pursuant to subsection 9.2, (b) the substitution of maturing Acceptances with new Acceptances, (c) the conversion of Acceptances to Canadian Revolving Credit Loans, (d) the conversion of Canadian Revolving Credit Loans to Acceptances and (e) the continuation of Multicurrency Loans for additional Interest Periods.

            "Facility Fee Rate": the rate per annum determined pursuant to the Pricing Grid.

            "Federal Funds Effective Rate": for any day, the weighted average of the rates per annum on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the General Administrative Agent from three federal funds brokers of recognized standing selected by it.

            "Financing Lease": (a) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the U.S. Borrower and its Subsidiaries and (b) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

            "First Lender": as defined in subsection 17.8(c).

            "5% Subsidiary": at any time, any Subsidiary of the U.S. Borrower which, based on the financial statements most recently delivered pursuant to subsection 12.1(a) or (b), constituted at least 5% of Consolidated Assets or for the twelve month period ended on the date of such financial statements represented at least 5% of Consolidated Revenues, in each case determined using the equity method of accounting in accordance with GAAP.

            "Fixed Rate CAF Advance": any CAF Advance made pursuant to a Fixed Rate CAF Advance Request.

            "Fixed Rate CAF Advance Request": any CAF Advance Request requesting the Lenders to offer to make CAF Advances at a fixed rate (as opposed to a rate composed of the LIBO Rate plus (or minus) a margin).

            "Foreign Letter of Credit": a Letter of Credit whose beneficiary is a Person which is directly or indirectly extending credit to a Foreign Subsidiary.

            "Foreign Receivables Program": as defined in subsection 13.4.

            "Foreign Subsidiaries": each of the Subsidiaries so designated on
Schedule V and any Subsidiaries organized outside the United States which are created after the effectiveness hereof.

            "Foreign Subsidiary Borrower": each Foreign Subsidiary listed as a Foreign Subsidiary Borrower in Schedule II as amended from time to time in accordance with subsection 17.1(b)(i).

            "Foreign Subsidiary Holdco": as defined in subsection 12.7(b).

            "Foreign Subsidiary Opinion": with respect to any Foreign Subsidiary Borrower, a legal opinion of counsel to such Foreign Subsidiary Borrower addressed to the Administrative Agents and the Lenders covering the matters set forth on Exhibit M, with such assumptions, qualifications and deviations therefrom as the General Administrative Agent shall approve (such approval not to be unreasonably withheld).

            "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

            "General Administrative Agent": JPMorgan Chase Bank, together with its affiliates, as arranger of the Commitments and as general administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to subsection 16.9.

            "Governmental Authority": any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guarantee Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation shall be deemed to be an amount equal to the value as of any date of determination of the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made (unless such Guarantee Obligation shall be expressly limited to a lesser amount, in which case such lesser amount shall apply) or, if not stated or determinable, the value as of any date of determination of the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

            "Hazardous Materials": all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hedging Agreement": any and all agreements, devices or arrangements designed to protect the U.S. Borrower or any of its Subsidiaries from the fluctuations of interest rates, commodity prices, exchange rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, commodity swap agreements, forward rate currency or interest rate options, puts and warrants. Notwithstanding anything herein to the contrary, "Hedging Agreements" shall also include fixed-for-floating interest rate swap agreements and similar instruments.

            "Hedging Agreement Obligations": all obligations of the U.S. Borrower or any Subsidiary to any Person under any one or more Hedging Agreements.

            "Immaterial Subsidiary": at any time, any Subsidiary of the U.S. Borrower which, based on the financial statements most recently delivered pursuant to subsection 12.1(a) or (b), constituted less than 1% of Consolidated Assets or for the twelve month period ended on the date of such financial statements represented less than 1% of Consolidated Revenues, in each case determined using the equity method of accounting in accordance with GAAP.

            "Increasing Lender": as defined in subsection 2.6.

            "Indebtedness": of a Person, at a particular date, the sum (without duplication) at such date of (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable as obligor, (b) indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by or is a primary liability of such Person, (c) obligations of such Person under Financing Leases, (d) the unreimbursed amount of all drafts drawn under letters of credit issued for the account of such Person and (e) obligations (in the nature of principal or interest) of such Person in respect of acceptances or similar obligations issued or created for the account of such Person; but excluding (i) trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for more than 120 days or, if overdue for more than 120 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, (ii) deferred compensation obligations to employees and (iii) any obligations otherwise constituting Indebtedness the payment of which such Person has provided for pursuant to the terms of such Indebtedness or any agreement or instrument pursuant to which such Indebtedness was incurred, by the irrevocable deposit in trust of an amount of funds or a principal amount of securities, which deposit is sufficient, either by itself or taking into account the accrual of interest thereon, to pay the principal of and interest on such obligations when due.

            "Index Debt": the non-credit enhanced senior secured long term debt under this Agreement, provided that if no such debt exists, ratings issued by S&P may be based on U.S. Borrower's corporate credit rating and ratings issued by Moody's may be based on U.S. Borrower's corporate family credit rating or, if Moody's or S&P changes its rating system, the rating that most closely corresponds to the above ratings.

            "Interest Coverage Ratio": for any period, the ratio of (a) Consolidated Operating Profit for such period to (b) Consolidated Interest Expense for such period.

            "Interest Payment Date": (a) as to any ABR Loan, any Canadian Base Rate Loan and any Prime Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Swing Line Multicurrency Loan denominated in euros or Pounds Sterling or any Eurodollar Loan, European Swing Line Multicurrency Dollar Loan or Multicurrency Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan, European Swing Line Multicurrency Dollar Loan or Multicurrency Loan having an Interest Period longer than three months,
(i) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (ii) the last day of such Interest Period, (d) as to any Money Market Rate Swing Line Loan, the last day of the interest period with respect thereto selected by the U.S. Borrower and the relevant Swing Line Lender and (e) as to any Loan, the final maturity date of such Loan.

            "Interest Period": (a) with respect to any Eurodollar Loan, European Swing Line Multicurrency Dollar Loan or Multicurrency Loan, (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan, European Swing Line Multicurrency Dollar Loan or Multicurrency Loan and ending (A) one or two weeks or one, two, three or six months thereafter, or (B) with the consent of all the Lenders making such Loan, nine or twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan, European Swing Line Multicurrency Dollar Loan or Multicurrency Loan and ending (A) one or two weeks or one, two, three or six months thereafter, or (B) with the consent of all the Lenders making such Loan, nine or twelve months thereafter, as selected by the relevant Borrower by irrevocable notice to the General Administrative Agent prior to 12:00 Noon, New York City time, not less than three Business Days prior to the last day of the then current Interest Period with respect thereto, with respect to Eurodollar Loans and European Swing Line Multicurrency Dollar Loans, or by the time specified for the Notice of Multicurrency Loan Continuation with respect to any Multicurrency Loans set forth in the Administrative Schedule and (b) with respect to any Swing Line Multicurrency Borrowing denominated in euros or Pounds Sterling, the period commencing on the date of such borrowing and ending on the day that is designated in the notice delivered pursuant to subsection 3.2(a) with respect to such borrowing, which shall not be later than the seventh day thereafter;

      provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

            (i) if any Interest Period pertaining to a Eurodollar Loan, Multicurrency Loan or Swing Line Multicurrency Loan would otherwise end on a day that is not a Business Day, such

      Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

            (ii) any Interest Period applicable to a Eurodollar Loan, Multicurrency Loan or Swing Line Multicurrency Loan that would otherwise extend beyond the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable, shall end on the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable; and

            (iii) any Interest Period pertaining to a Eurodollar Loan or Multicurrency Loan (other than an Interest Period of one or two weeks' duration in respect of Loans denominated in U.S. Dollars) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

            "Interiors Business": the domestic and European interiors business of the U.S. Borrower and its Subsidiaries.

            "Issuance Date": as defined in subsection 2.5(c).

            "Issuing Lender": JPMorgan Chase Bank (or any Affiliate of JPMorgan Chase Bank), in its capacity as issuer of the Letters of Credit and any other U.S. Revolving Lender which the U.S. Borrower, the General Administrative Agent and the Majority U.S. Lenders shall have approved, in its capacity as issuer of the Letters of Credit.

            "Joinder Agreement": a joinder agreement, substantially in the form of Exhibit I hereto, pursuant to which a Foreign Subsidiary becomes a Foreign Subsidiary Borrower hereunder.

            "JPMorgan Chase Bank": JPMorgan Chase Bank, N.A.

            "Judgment Currency": as defined in subsection 17.18(b).

            "Lear Trim": Lear Trim, L.P., a Delaware limited partnership, and any successor thereto.

            "Lear Trim Holdco": as defined in subsection 12.7(b).

            "Lenders": as defined in the preamble hereto (and shall include, among others, Term Lenders), provided that no Person shall become a "Lender" hereunder after the Restatement Date without compliance with subsection 17.6(c).

            "Lesser Period": as defined in subsection 9.6(a).

            "Letter of Credit Applications": (a) in the case of Standby Letters of Credit, a letter of credit application for a Standby Letter of Credit on the standard form of the applicable Issuing Lender for standby letters of credit, and (b) in the case of Commercial Letters of Credit, a letter of credit application for a Commercial Letter of Credit on the standard form of the applicable Issuing Lender for commercial letters of credit.

            "Letter of Credit Obligations": at any particular time, all liabilities of the U.S. Borrower and any Subsidiary with respect to Letters of Credit, whether or not any such liability is contingent, including (without duplication) the sum of (a) the aggregate undrawn face amount of all Letters of Credit then outstanding plus (b) the aggregate amount of all unpaid Reimbursement Obligations and Subsidiary Reimbursement Obligations.

            "Letter of Credit Participation Certificate": a participation certificate in the form customarily used by the Issuing Lender for such purpose at the time such certificate is issued.

            "Letters of Credit": as defined in subsection 8.1(a).

            "Leverage Ratio": for any date of determination the ratio of (i) Consolidated Indebtedness on such date of determination to (ii) Consolidated Operating Profit for the four consecutive fiscal quarters most recently ended on or prior to such date of determination; provided that, if at any time the aggregate amount of Indebtedness associated with Receivable Financing Transactions exceeds $500,000,000, an amount equal to the excess over $500,000,000 shall be included in the determination of "Consolidated Indebtedness".

            "LIBO Rate": in respect of any LIBO Rate CAF Advance, the London interbank offered rate for deposits in Dollars for the period commencing on the date of such CAF Advance and ending on the CAF Advance Maturity Date with respect thereto which appears on Telerate Page 3750 as of 11:00 A.M., London time, two Business Days prior to the beginning of such period.

            "LIBO Rate CAF Advance": any CAF Advance made pursuant to a LIBO Rate CAF Advance Request.

            "LIBO Rate CAF Advance Request": any CAF Advance Request requesting the Lenders to offer to make CAF Advances at an interest rate equal to the LIBO Rate plus (or minus) a margin.

            "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement (other than in the ordinary course), encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any Financing Lease having substantially the same economic effect as any of the foregoing).

            "Loan Documents": the collective reference to this Agreement, any Notes, the Drafts, the Acceptances, the Acceptance Notes and the Security Documents.

            "Loan Parties": the collective reference to the Borrowers and each guarantor or grantor party to any Loan Document.

            "Loans": the collective reference to the Term Loans, the Revolving Credit Loans, the Swing Line Loans and the CAF Advances.

            "Loans to be Converted": as defined in subsection 17.8(a).

            "Local Time": (a) with respect to a Swing Line Multicurrency Loan requested from the United States office of the Swing Line Multicurrency Lender or a Swing Line Dollar Loan, New York City time and (b) with respect to a Swing Line Multicurrency Loan requested from the London office of the Swing Line Multicurrency Lender, London time.

            "London Banking Day": any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange.

            "Majority Canadian Lenders": at any time, Canadian Lenders whose Canadian Revolving Credit Commitment Percentages aggregate more than 50%.

            "Majority Lenders": the holders of more than 50% of (a) until the Restatement Date, the U.S. Revolving Credit Commitments and the Term Loan Commitments then in effect and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the U.S. Revolving Credit Commitments then in effect or, if the U.S. Revolving Credit Commitments have been terminated, the Aggregate Total Revolving Outstandings; provided that for purposes of this definition the Aggregate Total Revolving Outstandings of each Lender shall be adjusted up or down so as to give effect to any participations purchased or sold pursuant to subsection 17.8.

            "Majority Multicurrency Lenders": at any time, Multicurrency Lenders whose Multicurrency Commitment Percentages aggregate more than 50%.

            "Majority U.S. Lenders": at any time, U.S. Revolving Lenders whose U.S. Revolving Credit Commitment Percentages aggregate more than 50%.

            "Managing Agents": as defined on Schedule VI hereto.

            "Material Adverse Effect": a material adverse effect on (a) the business, assets, operations or financial condition of the U.S. Borrower and the Subsidiaries taken as a whole, (b) the ability of the U.S. Borrower to perform any of its material obligations under this Agreement and the Notes to which it is a party or (c) the material rights of or material benefits available to the Lenders under this Agreement and the other Loan Documents.

            "Material Indebtedness": Indebtedness (other than Indebtedness under this Agreement), Guarantee Obligations or obligations in respect of one or more Hedging Agreements, of any one or more of the U.S. Borrower and its Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the U.S. Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the U.S. Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

            "Material Subsidiary": each Loan Party and any other Subsidiary which (a) for the most recent fiscal year of the U.S. Borrower accounted for more than 10% of Consolidated Revenues or (b) as of the end of such fiscal year, was the owner of more than 10% of Consolidated Assets, all as shown on the consolidated financial statements of the U.S. Borrower for such fiscal year.

            "Money Market Rate": as defined in subsection 3.2(b).

            "Money Market Rate Swing Line Loan": as defined in subsection
3.2(b).

            "Moody's": Moody's Investors Service, Inc. or any successor thereto.

            "Multicurrency Commitment": as to any Multicurrency Lender at any time, its obligation to make Multicurrency Loans to, and/or participate in Swing Line Multicurrency Loans made to, the U.S. Borrower or Foreign Subsidiary Borrowers in an aggregate amount in Available Foreign Currencies (or

U.S. Dollars, with respect to Swing Line Multicurrency Loans denominated in U.S. Dollars) which the U.S. Dollar Equivalent does not exceed at any time outstanding the lesser of (a) the amount set forth opposite such Multicurrency Lender's name in Schedule I under the heading "Multicurrency Commitment", and
(b) the U.S. Revolving Credit Commitment of such Multicurrency Lender, in each case as such amount may be reduced from time to time as provided in subsection
7.4 and the other applicable provisions hereof.

            "Multicurrency Commitment Percentage": as to any Multicurrency Lender at any time, the percentage which such Multicurrency Lender's Multicurrency Commitment then constitutes of the aggregate Multicurrency Commitments (or, if the Multicurrency Commitments have terminated or expired, the percentage which (a) the U.S. Dollar Equivalent of the Aggregate Multicurrency Revolving Outstandings of such Multicurrency Lender at such time constitutes of (b) the U.S. Dollar Equivalent of the Aggregate Multicurrency Revolving Outstandings of all Multicurrency Lenders at such time).

            "Multicurrency Funding Commitment Percentage": as at any date of determination, with respect to any Multicurrency Lender, that percentage which the Available Multicurrency Commitment of such Multicurrency Lender then constitutes of the Aggregate Available Multicurrency Commitments.

            "Multicurrency Lender": each Lender having an amount greater than zero set forth opposite such Lender's name in Schedule I under the heading "Multicurrency Commitment."

            "Multicurrency Loans": as defined in subsection 7.1.

            "Multiemployer Plan": a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "National Currency Unit": the unit of currency (other than a euro unit) of a Participating Member State.

            "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received), net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any related available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness, the cash proceeds received from such issuance, sale or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

            "Non-Canadian Lender": each U.S. Revolving Lender which is not a U.S. Common Lender.

            "Non-Multicurrency Lender": each U.S. Revolving Lender which is not a Multicurrency Lender.

            "Notes": the collective reference to the U.S. Revolving Credit Notes, the Term Notes and the Canadian Revolving Credit Notes.

            "Notice of Multicurrency Loan Borrowing": with respect to a Multicurrency Loan, a notice from the Borrower (or the U.S. Borrower on its behalf) in respect of such Loan, containing the information in respect of such Loan and delivered to the Person, in the manner and by the time (which Notice of Multicurrency Loan Borrowing shall be received on or before 11:00 A.M., London time, on a date which is at least three Business Days prior to the date of such borrowing), specified for a Notice of Multicurrency Loan Borrowing in respect of the currency of such Loan in the Administrative Schedule.

            "Notice of Multicurrency Loan Continuation": with respect to a Multicurrency Loan, a notice from the Borrower (or the U.S. Borrower on its behalf) in respect of such Loan, containing the information in respect of such Loan and delivered to the Person, in the manner and by the time, specified for a Notice of Multicurrency Loan Continuation in respect of the currency of such Loan in the Administrative Schedule.

            "Obligations": collectively, the unpaid principal of and interest on the Loans, the Reimbursement Obligations, the Subsidiary Reimbursement Obligations, Hedging Agreement Obligations entered into by any Borrower with any Lender (or any Affiliate of a Lender) and all other obligations and liabilities (including, with respect to the Canadian Borrower, Acceptance Reimbursement Obligations) of (a) the U.S. Borrower under or in connection with this Agreement (including, without limitation, the obligations under Section 14 hereof) and the other Loan Documents, (b) the Canadian Borrower under this Agreement and the other Loan Documents and (c) each Foreign Subsidiary Borrower under this Agreement and the other Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the U.S. Borrower or any other Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the Acceptances, the Acceptance Notes, the Letters of Credit, the Letter of Credit Applications, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agents or to the Lenders that are required to be paid by any Borrower pursuant to the terms of this Agreement or any other Loan Document).

            "Other Lender": as defined in subsection 17.8(c).

            "Participants": as defined in subsection 17.6(b).

            "Participating Interest": with respect to any Letter of Credit (a) in the case of the Issuing Lender with respect thereto, its interest in such Letter of Credit and any Letter of Credit Application relating thereto after giving effect to the granting of any participating interests therein pursuant hereto and (b) in the case of each Participating Lender, its undivided participating interest in such Letter of Credit and any Letter of Credit Application relating thereto.

            "Participating Lender": any U.S. Revolving Lender (other than the Issuing Lender) with respect to its Participating Interest in a Letter of Credit.

            "Participating Member State": any member state of the EMU which has the euro as its lawful currency.

            "Pass-Through Subsidiary": any Foreign Subsidiary of the U.S. Borrower that is treated other than as a corporation for United States federal income tax purposes.

            "Patriot Act": as defined in Section 17.21.

            "PBGC": the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan": any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Pledge Agreement": the Amended and Restated Pledge Agreement to be executed and delivered by U.S. Borrower and each Subsidiary Guarantor (other than any Foreign Subsidiary that is a Subsidiary Guarantor), substantially in the form of Exhibit Q.

            "Powers of Attorney": as defined in subsection 6.2(b).

            "Pricing Grid": (a) with respect to Extensions of Credit (other than Term Loans) initially (i) 1.750% per annum in the case of Eurodollar Loans and Multicurrency Loans and (ii) 0.750% per annum in the case of ABR Loans, Canadian Base Rate Loans and Prime Rate Loans, in each case until the next Adjustment Date and then calculated as set forth below:

                                                                               Applicable Margin
                                                                --------------------------------------------
                                                                                              ABR Loans,
                                Leverage                                                     Canadian Base
                             Ratio/Index Debt                   Eurodollar/Multicurrency     Rate Loans and     Facility Fee
Category                       Rating Level                              Loans              Prime Rate Loans        Rate
--------    ------------------------------------------------    ------------------------    ----------------    -------------
    I       < or = 1.00:1.00 or > r =                                     .475%                      0%              .150%
               BBB+ or > or = Baa1
    II      < or =1.50:1.00 or > or =                                     .550%                      0%              .200%
                BBB or > or = Baa2
   III      < or =2.00:1.00 or > or =                                    1.000%                      0%              .250%
               BBB- or > or = Baa3
    IV       > or = BB+ or > or = Ba1                                    1.150%                   .150%              .350%
    V        > or = BB or > or = Ba2                                     1.375%                   .375%              .375%
    VI       > or = BB- or > or = Ba3                                    1.600%                   .600%              .400%
   VII        > or =B+ or > or = B1                                      1.750%                   .750%              .500%
   VIII            <B+ and < B1                                          2.000%                  1.000%              .500%

            (b) with respect to Term Loans initially (i) 2.50% per annum in the case of Eurodollar Loans and (ii) 1.50% per annum in the case of ABR Loans, in each case until the next Adjustment Date and then calculated or set forth below:

                                                                    Applicable Margin
                                                               -----------------------------
                              Index Debt
Category                      Rating Level                     Eurodollar Loans    ABR Loans
--------    -----------------------------------------------    ----------------    ---------
    I       > or = B+ and > or = B2                                 2.50%            1.50%
   II              Otherwise                                        2.75%            1.75%


            Changes in the Applicable Margin resulting from changes in the Leverage Ratio shall become effective on the Adjustment Date and shall remain in effect until the next change to be effected pursuant to the definition of "Adjustment Date"; provided that if the financial statements and related compliance certificate for any fiscal period are not delivered by the date due pursuant to subsections 12.1 and 12.2(a), the Applicable Margin shall be (i) for the first five days subsequent to such due date, the Applicable Margin then in effect on the day prior to such due date, and (ii) thereafter, Category VIII (in the case of clause (a) above) or Category II (in the case of clause (b) above) above until the subsequent Adjustment Date. Changes in the Applicable Margin resulting from changes in the Index Debt rating by S&P or Moody's shall become effective on the Business Day following the announcement of such new rating. If either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the following sentence), then such rating agency shall be deemed to have established a rating in Category VIII (in the case of clause (a) above) or Category II (in the case of clause (b) above). If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the U.S. Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating of the Index Debt shall be determined by reference to the rating most recently in effect prior to such change or cessation. The Applicable Margin shall be determined on the basis of the applicable Leverage Ratio or applicable Index Debt rating level, as the case may be, that yields the lowest pricing.

            "Prime Rate": at any day, the greater on such day of (a) the rate per annum announced by the Canadian Administrative Agent from time to time (and in effect on such day) as its prime rate for Canadian Dollar commercial loans made in Canada, as adjusted automatically from time to time and without notice to any of the Borrowers upon change by the Canadian Administrative Agent, and
(b) 1% above the CDOR Rate from time to time (and in effect on such day), as advised by the Canadian Administrative Agent to the Canadian Borrower from time to time pursuant hereto. The Prime Rate is not intended to be the lowest rate of interest charged by the Canadian Administrative Agent in connection with extensions of credit in Canadian Dollars to debtors.

            "Prime Rate Loans": all Canadian Revolving Credit Loans denominated in Canadian Dollars, which shall bear interest at a rate based upon the Prime Rate.

            "Professional Market Party": a "professional market party (professionele marktparij)" under the Exemption Regulation of the Dutch Minister of Finance (Vrijstellingsregeling WtK 1992), which includes as of the date hereof:

            (i) banks, insurance companies, securities firms, investment institutions, pension funds, or subsidiaries of any of the foregoing, that are (a) supervised or licensed under Netherlands law or (b) established in a European Economic Area member state (other than the Netherlands), Monaco, Puerto Rico, Saudi Arabia, Turkey, South Korea, the United States, Japan, Australia, Canada, Mexico, New Zealand or Switzerland, and are adequately supervised in their country of establishment;

            (ii) investment institutions which offer their participations exclusively to professional market parties and are not required to be supervised or licensed under Netherlands law;

            (iii) institutions or enterprises having total assets of at least
      (euro)500,000,000 (or the equivalent thereof in another currency) according to the balance sheet as at the end of the financial year preceding the year during which the relevant transaction takes place; and

            (iv) institutions, enterprises, or natural persons having a net equity of at least (euro)10,000,000 (or the equivalent thereof in another currency) as at the end of the year preceding the year during which the relevant transaction takes place and who or which have been active on the financial markets on an average of twice a month over a period of at least two consecutive years preceding the relevant transaction.

            "Public Indebtedness": Indebtedness issued in a public offering, Rule 144A transaction or Regulation S transaction.

            "Quotation Day": in respect of the determination of the Eurocurrency Rate for any Interest Period for Multicurrency Loans or the determination of the Swing Line Multicurrency Rate for any Swing Line Multicurrency Loans in any Available Foreign Currency, the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in such Available Foreign Currency for delivery on the first day of such Interest Period; provided, that if quotations would ordinarily be given on more than one date, the Quotation Day for such Interest Period shall be the last of such dates. On the date hereof, the Quotation Day in respect of any Interest Period for any Available Foreign Currency (other than the euro) is customarily the last London Banking Day prior to the beginning of such Interest Period which is (a) at least two London Banking Days prior to the beginning of such Interest Period and (b) a day on which banks are open for general banking business in the city which is the principal financial center of the country of issue of such Available Foreign Currency (and, in the case of Pounds Sterling, in London); and the Quotation Day in respect of any Interest Period for the euro is the day which is two Target Operating Days prior to the first day of such Interest Period.

            "Receivable Financing Transaction": any transaction or series of transactions involving a sale for cash of accounts receivable, without recourse based upon the collectibility of the receivables sold, by the U.S. Borrower or any of its Subsidiaries to a Special Purpose Subsidiary and a subsequent sale or pledge of such accounts receivable (or an interest therein) by such Special Purpose Subsidiary, in each case without any guarantee by the U.S. Borrower or any of its Subsidiaries (other than the Special Purpose Subsidiary).

            "Recovery Event": any payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the U.S. Borrower or any of its Subsidiaries excluding in any fiscal year of the U.S. Borrower, Net Cash Proceeds from such claims that yield gross proceeds to the U.S. Borrower or any of its Subsidiaries of up to $25,000,000.

            "Reference Discount Rate": on any date with respect to each Draft requested to be accepted by a Canadian Lender, (a) if such Canadian Lender is a
Schedule I Canadian Lender, the arithmetic average of the discount rates (expressed as a percentage calculated on the basis of a year of 365 days) quoted by the Toronto offices of the Canadian Administrative Agent, at 10:00 A.M. (Toronto time) on the Borrowing Date as the discount rate at which such Canadian Administrative Agent would, in the normal course of its business, purchase on such date Acceptances having an aggregate face amount and term to maturity as designated by the Canadian Borrower pursuant to Section 6.2 and (b) if such Canadian Lender is a Schedule II Canadian Lender, the arithmetic average of the discount rates (expressed as a percentage calculated on the basis of a year of 365 days) quoted by the Toronto offices of each of the Schedule II Canadian Reference Lenders, at 10:00 A.M. (Toronto time) on the Borrowing Date as the discount rate at which each such Schedule II Canadian Reference Lender would, in the normal course of its business, purchase on such date Acceptances having an aggregate face amount and term to maturity as designated by the Canadian Borrower pursuant to subsection 6.2. The Canadian Administrative Agent shall advise the Canadian Borrower and the Canadian Lenders, either in writing or verbally, by 11:00 A.M. (Toronto time) on the Borrowing Date as to the applicable Reference Discount Rate and corresponding Acceptance Purchase Price in respect of Acceptances having the maturities selected by the Canadian Borrower for such Borrowing Date. Notwithstanding the foregoing, the Canadian Borrower, the Canadian Administrative Agent and the Canadian Lenders, may agree upon alternative methods of determining the Reference Discount Rate from time to time.

            "Refunded Swing Line Dollar Loans": as defined in subsection 3.4(a).

            "Refunded Swing Line Multicurrency Loans": as defined in subsection 3.4(b).

            "Register": as defined in subsection 17.6(d).


            "Reimbursement Obligation": the obligation of the U.S. Borrower to reimburse the Issuing Lender in accordance with the terms of this Agreement and the related Letter of Credit Application for any payment made by the Issuing Lender under any Letter of Credit.

            "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the U.S. Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans pursuant to Section 9.4(i) or (j) as a result of the delivery of a Reinvestment Notice.

            "Reinvestment Event": any Asset Sale or Recovery Event in respect of which the U.S. Borrower has delivered a Reinvestment Notice.

            "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the U.S. Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets useful in its business.

            "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended or contractually committed to be expended (as long as such amount is expended on or prior to the date specified in such contractual commitment and prior to the termination of such commitment) prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the U.S. Borrower's business.

            "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earlier of (a) the date occurring 360 days after such Reinvestment Event (provided that if on such 360th day, the applicable Reinvestment Prepayment Amount is contractually committed to acquire or repair assets useful in the U.S. Borrower's business, the Reinvestment Prepayment Date with respect to such amount shall be the earlier of (i) termination of such commitment and
(ii) if such amount is not so expended, the first day following the date such amount was contractually committed to be expended) and (b) the date on which the U.S. Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

            "Representatives": as defined in Section 17.19.

            "Requested Acceptances": as defined in subsection 2.5(a).

            "Requested Canadian Revolving Credit Loans": as defined in subsection 2.5(a).

            "Requested Letter of Credit": as defined in subsection 2.5(c).

            "Requested Multicurrency Loans": as defined in subsection 2.5(b).

            "Requested Swing Line Multicurrency Loans": as defined in subsection 2.5(d).

            "Request for Acceptances": as defined in subsection 6.2(a).

            "Requirement of Law": as to (a) any Person, the certificate of incorporation and by-laws or the partnership or limited partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, and (b) any property, any law, treaty, rule, regulation, requirement, judgment, decree or determination of any Governmental Authority applicable to or binding upon such property or to which such property is subject, including, without limitation, any Environmental Laws.

            "Responsible Officer": with respect to any Loan Party, the chief executive officer, the president, the chief financial officer, any vice president, the treasurer or the assistant treasurer of such Loan Party.

            "Restatement Date": the date on which all of the conditions precedent set forth in subsection 11.1 shall have been satisfied or waived, which date is April 25, 2006.

            "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Revolving Credit Termination Date, or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

            "Revolving Credit Commitments": the collective reference to the U.S. Revolving Credit Commitments, the Canadian Revolving Credit Commitments and the Multicurrency Commitments.

            "Revolving Credit Loans": the collective reference to the U.S. Revolving Credit Loans, the Canadian Revolving Credit Loans and the Multicurrency Loans; each, individually, a "Revolving Credit Loan".

            "Revolving Credit Termination Date": March 23, 2010.

            "S&P": Standard & Poor's Rating Group or any successor to the rating agency business thereof.

            "Schedule I Canadian Lender": each Canadian Lender listed on
Schedule I to the Bank Act (Canada).

            "Schedule I Canadian Reference Lender": The Bank of Nova Scotia.

            "Schedule II Canadian Lender": each Canadian Lender which is not a
Schedule I Canadian Lender.

            "Schedule II Canadian Reference Lenders": one or more Schedule II Canadian Lenders selected by the U.S. Borrower with the consent of all the
Schedule II Canadian Lenders.

            "Secured Indebtedness": any Indebtedness or Guarantee Obligation of any Person that is secured by any Lien on any property, assets or revenues of the U.S. Borrower or any of its Subsidiaries, other than Specified Liens. For purposes of the preceding sentence, the amount of any Indebtedness or

Guarantee Obligation that is secured by a Lien on any property, assets or revenues of the U.S. Borrower or any of its Subsidiaries shall equal the lesser of (x) the amount of any such Indebtedness or Guarantee Obligation and (y) the fair market value as of the date of determination of the property, assets or revenues subject to such Lien.

            "Secured Parties": as defined in the Security Documents.

            "Security Documents": the collective reference to the Security Agreement, the Collateral Account Agreement, the 2008/2009 Collateral Account Agreement, the Pledge Agreement, the Subsidiary Guarantee and each other guarantee, security document or similar agreement that may be delivered to the General Administrative Agent or its agents to guarantee or as collateral security for any or all of the Obligations and guarantees thereof, in each case as amended, supplemented or otherwise modified from time to time.

            "Security Agreement": the Security Agreement to be executed and delivered by the U.S. Borrower and each Subsidiary Guarantor (other than any Foreign Subsidiary that is a Subsidiary Guarantor), substantially in the form of Exhibit N.

            "Senior Managing Agents": as defined on Schedule VI hereto.

            "Special Purpose Subsidiary": any Wholly Owned Subsidiary of the U.S. Borrower created by the U.S. Borrower for the sole purpose of facilitating a Receivable Financing Transaction; provided, that such Special Purpose Subsidiary shall cease to be a Special Purpose Subsidiary if at any time (a) such Special Purpose Subsidiary engages in any business other than Receivable Financing Transactions and activities directly related thereto or (b) the U.S. Borrower or any of its Subsidiaries (other than a Special Purpose Subsidiary) or any of their respective assets incur any liability, direct or indirect, contingent or otherwise, in respect of any obligation of a Special Purpose Subsidiary whether arising under or in connection with any Receivable Financing Transaction or otherwise (other than Standard Securitization Undertakings); provided further, however, that if the law of a jurisdiction in which the U.S. Borrower proposes to create a Special Purpose Subsidiary does not provide for the creation of a bankruptcy remote entity that is acceptable to the U.S. Borrower or requires the formation of one or more additional entities (whether or not Subsidiaries of the U.S. Borrower), such other type of entity may, upon the request of the U.S. Borrower and with the consent of the General Administrative Agent (such consent not to be unreasonably withheld) serve as a "Special Purpose Subsidiary."

            "Specified Foreign Subsidiary": each of the U.S. Borrower's or any of its Domestic Subsidiaries' direct Foreign Subsidiaries the Capital Stock of which is pledged to the General Administrative Agent (for the benefit of the Lenders) pursuant to the Security Documents and that (i) is a 5% Subsidiary or
(ii) is designated a "Specified Foreign Subsidiary" by the General Administrative Agent to the U.S. Borrower.

            "Specified Guarantee Obligations": the collective reference to (a) Guarantee Obligations of the Subsidiaries under the Subsidiary Guarantee and any Bond Guarantee, (b) Guarantee Obligations of any Subsidiary Guarantor in respect of obligations of the U.S. Borrower or any other Subsidiary Guarantor, (c) Guarantee Obligations of any Subsidiary that is not a Subsidiary Guarantor (other than Lear Trim) in respect of obligations of any other Subsidiary that is not a Subsidiary Guarantor, (d) Guarantee Obligations in respect of operating leases and other contracts entered into in the ordinary course of business which do not constitute Indebtedness, and (e) Guarantee Obligations with respect to surety, appeal and performance bonds to the extent such bonds are required in the ordinary course of business of the U.S. Borrower or its Subsidiaries.

            "Specified Indebtedness": the collective reference to (a) Indebtedness in respect of the Extensions of Credit and other obligations arising under this Agreement and, without duplication, Indebtedness of any Subsidiary backed by Letters of Credit issued under this Agreement, (b) Indebtedness in respect of Hedging Agreement Obligations entered into to protect against fluctuations in interest rates, exchange rates or commodity prices and not for speculative reasons, (c) Indebtedness incurred by a Special Purpose Subsidiary in connection with a Receivable Financing Transaction, (d) intercompany Indebtedness, (e) Indebtedness of a joint venture which is non-recourse to the U.S. Borrower and its other Subsidiaries and (f) Indebtedness of a joint venture which is treated as a Subsidiary as a result of FASB Interpretation No. 46 issued by the Financial Accounting Standards Board as long as such Indebtedness is not guaranteed by any other Subsidiary of the U.S. Borrower.

            "Specified Lender": as defined in subsection 2.5(c).

            "Specified Liens": the collective reference to (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the U.S. Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization), (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, suppliers or other like Liens arising in the ordinary course of business relating to obligations not overdue for a period of more than 60 days or which are bonded or being contested in good faith by appropriate proceedings, (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation, including any Lien securing letters of credit issued in the ordinary course of business in connection therewith and deposits securing liabilities to insurance carriers under insurance and self-insurance programs, (d) Liens (other than any Lien imposed by ERISA) incurred on deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds, utility payments and other obligations of a like nature incurred in the ordinary course of business, (e) easements, rights-of-way, restrictions and other similar encumbrances incurred which, in the aggregate, do not materially interfere with the ordinary conduct of the business of the U.S. Borrower and its Subsidiaries taken as a whole, (f) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings fully covered by insurance or involving individually or in the aggregate, no more than $50,000,000 at any one time, provided that the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 60 days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken,
(g) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business, (h) statutory Liens and rights of offset arising in the ordinary course of business of the U.S. Borrower and its Subsidiaries, (i) Liens in connection with leases or subleases granted to others and Liens on property leased by the U.S. Borrower or its Subsidiaries as lessee under a Financing Lease entered into after the Restatement Date in an amount not to exceed $25,000,000 in the aggregate outstanding at any time, (j) Liens arising in connection with industrial development bonds or other industrial development, pollution control or other tax-favored or government-sponsored financing transactions, provided that such liens do not at any time encumber any property, other than the property financed by such transaction and other property, assets or revenues related to the property so financed on which Liens are customarily granted in connection with such transactions (in each case, together with improvements and attachments thereto),
(k) Liens on receivables and customary related assets subject to a Receivable Financing Transaction, (l) Liens securing Hedging Agreement Obligations entered into to protect against fluctuations in interest rates or exchange rates or commodity prices and not for speculative purposes, provided that such Liens run in favor of a Lender hereunder or a Person who was, at the time of issuance, a Lender, (m) Liens granted pursuant to the Loan Documents, (n) extensions, renewals and replacements of any such Lien described in clauses (a) through (m) above so long as the principal amount of Indebtedness or other obligations secured thereby is not increased and so long as such Liens are not extended to any other property of the U.S. Borrower or any of its Subsidiaries and (o) Liens on assets of joint ventures and their Subsidiaries securing obligations that constitute Specified Indebtedness of the joint ventures so long as such Liens do not encumber any assets or property of the U.S. Borrower or its other Subsidiaries.

            "Specified Private Indebtedness": Indebtedness for borrowed money issued after the Restatement Date in a single private placement or other non-public transaction (or series of related transactions) having (i) a principal amount (or commitments) of $75,000,000 or more and (ii) an original maturity of greater than one year.

            "Standard Securitization Undertakings": representations, warranties, covenants and indemnities entered into by the U.S. Borrower or any Subsidiary thereof in connection with a Receivables Financing Transaction which are reasonably customary in an accounts receivable financing transaction.

            "Standby Letters of Credit": as defined in subsection 8.1(a).

            "Subsequent Participant": any member state of the EMU that adopts the euro as its lawful currency after January 1, 1999.

            "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person (exclusive of any Affiliate in which such Person has a minority ownership interest). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the U.S. Borrower.

            "Subsidiary Guarantee": the Amended and Restated Subsidiary Guarantee to be executed and delivered by each Subsidiary Guarantor substantially in the form of Exhibit R.

            "Subsidiary Guarantor": each Subsidiary that is a guarantor party to the Subsidiary Guarantee, so long as the Subsidiary Guarantee remains in effect.

            "Subsidiary Indebtedness": the collective reference (without duplication) to (a) any Indebtedness of any Subsidiary, other than Specified Indebtedness and (b) any Guarantee Obligation of any Subsidiary, other than Specified Guarantee Obligations. For purposes of clause (b) of the preceding sentence, the amount of any Guarantee Obligation shall be determined as set forth in the definition of "Guarantee Obligation" in this subsection 1.1. At any time of determination, the amount of Subsidiary Indebtedness outstanding shall be determined without duplication of any other Subsidiary Indebtedness then outstanding.

            "Subsidiary Reimbursement Obligation": the obligation of any Subsidiary to reimburse the Issuing Lender in accordance with the terms of this Agreement and the related Letter of Credit Application for any payment made by the Issuing Lender under any Letter of Credit.

            "Swing Line Dollar Borrowing": a borrowing comprised of Swing Line Dollar Loans.

            "Swing Line Dollar Commitment": as to the Swing Line Dollar Lender, in its capacity as the Swing Line Dollar Lender, its obligation to make Swing Line Dollar Loans to the U.S. Borrower which Loans shall not exceed an aggregate principal amount at any one time outstanding of $150,000,000.

            "Swing Line Dollar Lender": BofA, in its capacity as provider of the Swing Line Dollar Loans.

            "Swing Line Dollar Loans" and "Swing Line Dollar Loan": as defined in subsection 3.1.

            "Swing Line Lenders": the collective reference to the Swing Line Dollar Lender and the Swing Line Multicurrency Lender.

            "Swing Line Loans": the collective reference to each Swing Line Dollar Loan and each Swing Line Multicurrency Loan.

            "Swing Line Multicurrency Borrowing": a borrowing comprised of Swing Line Multicurrency Loans.

            "Swing Line Multicurrency Commitment": as to the Swing Line Multicurrency Lender, in its capacity as the Swing Line Multicurrency Lender, its obligation to make Swing Line Multicurrency Loans to the U.S. Borrower or any Foreign Subsidiary Borrower which Loans shall not exceed an aggregate principal amount at any one time outstanding of $150,000,000.

            "Swing Line Multicurrency Dollar Loan": each Swing Line Multicurrency Loan denominated in U.S. Dollars requested from the United States office of the Swing Line Multicurrency Lender.

            "Swing Line Multicurrency Lender": JPMorgan Chase Bank, in its capacity as provider of the Swing Line Multicurrency Loans.

            "Swing Line Multicurrency Loans" and "Swing Line Multicurrency Loan": as defined in subsection 3.1.

            "Swing Line Multicurrency Rate" shall mean with respect to any Swing Line Multicurrency Borrowing, (a) for an Interest Period of 1 day or 7 days, the rate per annum determined by the General Administrative Agent on the Quotation Day for such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in the currency of such borrowing (as reflected on the applicable Telerate screen page), for a period equal to such Interest Period or (b) for any other Interest Period, the average (rounded upward, if necessary, to the next 1/100 of 1%) of the respective interest rates per annum at which deposits in the currency of such Swing Line Multicurrency Borrowing are offered for such Interest Period to major banks in the London interbank market by JPMorgan Chase Bank on the Quotation Day.

            "Syndication Agents": as defined in the preamble hereto.

            "Target Operating Day": any day that is not (a) a Saturday or Sunday, (b) Christmas Day or New Year's Day or (c) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the General Administrative Agent).

            "Tax Act": the Income Tax Act (Canada), as amended from time to time.

            "Taxes": as defined in subsection 9.12(a).

            "Term Commitment": as to any Term Lender, the obligation of such Lender, if any, to make a Term Loan to the U.S. Borrower in a principal amount not to exceed the amount set forth under the heading "Term Commitment" opposite such Lender's name on Part (C) of Schedule I. The original aggregate amount of the Term Commitments is $1,000,000,000.

            "Term Lender": each Lender that has a Term Commitment or that holds a Term Loan.

            "Term Loan": as defined in subsection 2.7.

            "Term Loan Maturity Date": April 25, 2012.

            "Term Note": as defined in subsection 2.9(f).

            "Term Percentage": as to any Term Lender at any time, the percentage which such Lender's Term Commitment then constitutes of the aggregate Term Commitments (or, at any time after the Restatement Date, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

            "Tranche": the collective reference to Eurodollar Loans, Multicurrency Loans or Swing Line Multicurrency Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

            "Transactions": the execution, delivery and performance by the Loan Parties of the Loan Documents to which each is a party, the borrowing of Loans hereunder, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

            "Transferee": as defined in subsection 17.6(f).

            "Treaty on European Union": the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1,
1993), as amended from time to time.

            "2008 Bonds": the 8-1/8% Senior Notes due 2008 issued pursuant to the 2008 Indenture.

            "2008 Indenture": the Indenture dated as of March 20, 2001 among the U.S. Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York, as trustee, as amended and supplemented.

            "2008/2009 Collateral Account": the collateral account created by the 2008/2009 Collateral Account Agreement.

            "2008/2009 Collateral Account Agreement": the Collateral Account Agreement to be executed and delivered by the U.S. Borrower, substantially in the form of Exhibit P.

            "2014 Bonds": the 5-3/4% Senior Notes Due 2014 issued pursuant to the 2014 Indenture.

            "2014 Indenture": the Indenture dated as of August 3, 2004 among the U.S. Borrower, as issuer, certain of its Subsidiaries, as guarantors, and BNY Midwest Trust Company, as trustee, as amended and supplemented.

            "2009 Indenture": the Indenture dated as of May 15, 1999 among the U.S. Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York, as trustee, as amended and supplemented.

            "2009 Notes": the 8.11% Senior Notes due 2009 issued pursuant to the 2009 Indenture.

            "2022 Bonds": the Zero-Coupon Senior Convertible Notes due February 20, 2022 issued pursuant to the 2022 Indenture.

            "2022 Indenture": the Indenture dated as of February 20, 2002 among the U.S. Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York, as trustee, as amended and supplemented.

            "Type": as to any Term Loan or U.S. Revolving Credit Loan, its nature as an ABR Loan or a Eurodollar Loan, and as to any Canadian Revolving Credit Loan, its nature as a Canadian Base Rate Loan or a Prime Rate Loan.

            "U.S. Borrower": as defined in the preamble hereto.

            "U.S. Common Lender": each U.S. Revolving Lender which has a Counterpart Lender.

            "U.S. Dollar Equivalent": with respect to an amount denominated in any currency other than U.S. Dollars, the equivalent in U.S. Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent. In making any determination of the U.S. Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from, or the face amount of Acceptances to be created by, the respective Lenders on any Borrowing Date, the General Administrative Agent or the Canadian Administrative Agent, as the case may be, shall use the relevant Exchange Rate in effect on the date on which the relevant Borrower delivers a borrowing notice for such Loans or Acceptance, as the case may be, pursuant to the provisions of this Agreement and the other Loan Documents.

            "U.S. Dollar Funding Commitment Percentage": as at any date of determination (after giving effect to the making and payment of any Loans made on such date pursuant to subsection 2.5), with respect to any U.S. Revolving Lender, that percentage which the Available U.S. Revolving Credit Commitment of such U.S. Revolving Lender then constitutes of the Aggregate Available U.S. Revolving Credit Commitments.

            "U.S. Prime Rate": the rate of interest per annum publicly announced from time to time by the General Administrative Agent as its prime rate in effect at its principal office in New York City. The U.S. Prime Rate is not intended to be the lowest rate of interest charged by the General Administrative Agent in connection with extensions of credit to borrowers.

            "U.S. Revolving Credit Commitment": as to any U.S. Revolving Lender at any time, its obligation to make U.S. Revolving Credit Loans to, and/or participate in Swing Line Dollar Loans made to and Letters of Credit issued for the account of, the U.S. Borrower and its Subsidiaries in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such U.S. Revolving Lender's name in Schedule I under the heading "U.S. Revolving Credit Commitment", as such amount may be reduced from time to time pursuant to subsection 2.4 and the other applicable provisions hereof.

            "U.S. Revolving Credit Commitment Percentage": as to any U.S. Revolving Lender at any time, the percentage which such U.S. Revolving Lender's U.S. Revolving Credit Commitment then constitutes of the aggregate U.S. Revolving Credit Commitments of all U.S. Revolving Lenders (or, if the U.S. Revolving Credit Commitments have terminated or expired, the percentage which
(a) the Aggregate U.S. Revolving Credit Outstandings of such U.S. Revolving Lender at such time then constitutes of (b) the Aggregate U.S. Revolving Credit Outstandings of all U.S. Revolving Lenders at such time).

            "U.S. Revolving Credit Loan": as defined in subsection 2.1.

            "U.S. Revolving Credit Note": as defined in subsection 2.2(e).

            "U.S. Revolving Lenders": the Lenders listed in Part A of Schedule I hereto which shall, in each case, have U.S. Revolving Credit Commitments.

            "Wholly Owned Subsidiary": as to any Person, a corporation, partnership or other entity of which (a) 100% of the common Capital Stock or other ownership interests of such corporation, partnership or other entity or
(b) more than 95% of the common Capital Stock or other ownership interests of such corporation, partnership or other entity where the portion of the common Capital Stock or other ownership interests not held by such Person is held by other Persons to satisfy applicable legal requirements, is owned, directly or indirectly, by such Person.

            "Withdrawal Liability": any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            1.2 Other Definitional Provisions. (a)Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

            (b) As used herein and in the Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the U.S. Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, as in effect from time to time; provided that, if the U.S. Borrower notifies the General Administrative Agent that the U.S. Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Date in GAAP or in the application thereof on the operation of such provision (or if the General Administrative Agent notifies the U.S. Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn by the U.S. Borrower or the General Administrative Agent, as the case may be, or such provision amended in accordance herewith.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this

Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.


            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            SECTION 2. AMOUNT AND TERMS OF U.S. REVOLVING CREDIT COMMITMENTS AND TERM LOAN COMMITMENTS

            2.1 U.S. Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each U.S. Revolving Lender severally agrees to make revolving credit loans (each, a "U.S. Revolving Credit Loan") in U.S. Dollars to the U.S. Borrower from time to time during the Revolving Credit Commitment Period so long as after giving effect thereto (i) the Available U.S. Revolving Credit Commitment of each U.S. Revolving Lender is greater than or equal to zero and
(ii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments. During the Revolving Credit Commitment Period, the U.S. Borrower may use the U.S. Revolving Credit Commitments by borrowing, prepaying the U.S. Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

            (b) The U.S. Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the U.S. Borrower and notified to the General Administrative Agent in accordance with subsections 2.3 and 9.2, provided that no U.S. Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

            2.2 Repayment of U.S. Revolving Credit Loans; Evidence of Debt. (a) The U.S. Borrower hereby unconditionally promises to pay to the General Administrative Agent for the account of each U.S. Revolving Lender the then unpaid principal amount of each U.S. Revolving Credit Loan of such U.S. Revolving Lender (whether made before or after the termination or expiration of the U.S. Revolving Credit Commitments) on the Revolving Credit Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. The U.S. Borrower hereby further agrees to pay interest on the unpaid principal amount of the U.S. Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 9.1.

            (b) Each U.S. Revolving Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the U.S. Borrower to such U.S. Revolving Lender resulting from each U.S. Revolving Credit Loan of such U.S. Revolving Lender from time to time, including the amounts of principal and interest payable thereon and paid to such U.S. Revolving Lender from time to time under this Agreement.

            (c) The General Administrative Agent (together with the Canadian Administrative Agent) shall maintain the Register pursuant to subsection 17.6(d), and a subaccount therein for each U.S. Revolving Lender, in which shall be recorded (i) the date and amount of each U.S. Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the date of each continuation thereof pursuant to subsection 9.2, (iii) the date of each conversion of all or a portion thereof to another Type pursuant to subsection 9.2, (iv) the date and amount of any principal or interest due and payable or to become due and payable from the U.S. Borrower to each U.S. Revolving Lender hereunder in respect of the U.S. Revolving Credit Loans and (v) both the date and amount of any sum received by the General Administrative Agent hereunder from the U.S. Borrower in respect of the U.S. Revolving Credit Loans and each U.S. Revolving Lender's share thereof.

            (d) The entries made in the Register and the accounts of each U.S. Revolving Lender maintained pursuant to subsection 2.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the U.S. Borrower therein recorded; provided, however, that the failure of any U.S. Revolving Lender or the Administrative Agents to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligations of the U.S. Borrower to repay (with applicable interest) the U.S. Revolving Credit Loans made to the U.S. Borrower by such U.S. Revolving Lender in accordance with the terms of this Agreement.

            (e) The U.S. Borrower agrees that, upon the request to the General Administrative Agent by any U.S. Revolving Lender, the U.S. Borrower will execute and deliver to such U.S. Revolving Lender a promissory note of the U.S. Borrower evidencing the Revolving Credit Loans of such U.S. Revolving Lender, substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (each, a "U.S. Revolving Credit Note"); provided, that the delivery of such U.S. Revolving Credit Notes shall not be a condition precedent to the Restatement Date.

            2.3 Procedure for U.S. Revolving Credit Borrowing. The U.S. Borrower may borrow under the U.S. Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the U.S. Borrower shall give the General Administrative Agent irrevocable notice (which notice must be received by the General Administrative Agent prior to 12:00 Noon, New York City time, at least (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested U.S. Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Each borrowing under the U.S. Revolving Credit Commitments (other than a borrowing under subsection 2.5, subsection 3.4 or to pay a like amount of Reimbursement Obligations or Subsidiary Reimbursement Obligations) shall be in an amount equal to (A) in the case of ABR Loans, except any ABR Loan made pursuant to subsection 3.4, $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Aggregate Available U.S. Revolving Credit Commitments are less than $10,000,000, such lesser amount) and (B) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the U.S. Borrower, the General Administrative Agent shall promptly notify each U.S. Revolving Lender and the Canadian Administrative Agent thereof. Not later than 12:00 Noon, New York City time, on each requested Borrowing Date each U.S. Revolving Lender shall make an amount equal to its U.S. Dollar Funding Commitment Percentage of the principal amount of the U.S. Revolving Credit Loans requested to be made on such Borrowing Date available to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds. Except as otherwise provided in subsection 2.5 or 3.4, the General Administrative Agent shall on such date credit the account of the U.S. Borrower on the books of such office with the aggregate of the amounts made available to the General Administrative Agent by the U.S. Revolving Lenders and in like funds as received by the General Administrative Agent.

            2.4 Termination or Reduction of U.S. Revolving Credit Commitments. The U.S. Borrower shall have the right, upon not less than five Business Days' notice to the General Administrative Agent, to terminate the U.S. Revolving Credit Commitments or, from time to time, to reduce the amount of the U.S. Revolving Credit Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available U.S. Revolving Credit Commitment or Available Multicurrency Commitment of any U.S. Revolving Lender, or the Available Canadian Revolving Credit Commitment of any Canadian Lender, would be less than zero. Any such reduction shall be in an amount equal to $2,500,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the U.S. Revolving Credit Commitments then in effect.

            2.5 Borrowings of U.S. Revolving Credit Loans and Refunding of Loans. (a)If on any Borrowing Date on which the Canadian Borrower has requested the Canadian Lenders to make Canadian Revolving Credit Loans (the "Requested Canadian Revolving Credit Loans") or to create Acceptances (the "Requested Acceptances"), (i) the sum of (A) the principal amount of the Requested Canadian Revolving Credit Loans to be made by any Canadian Lender and (B) the aggregate undiscounted face amount of the Requested Acceptances to be created by such Canadian Lender exceeds the Available Canadian Revolving Credit Commitment of such Canadian Lender on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Borrowing Date) and (ii) the U.S. Dollar Equivalent of the amount of such excess is less than or equal to the aggregate Available U.S. Revolving Credit Commitments of all Non-Canadian Lenders (before giving effect to the making and payment of any Loans pursuant to this subsection 2.5 on such Borrowing Date), each Non-Canadian Lender shall make a U.S. Revolving Credit Loan to the U.S. Borrower on such Borrowing Date, and the proceeds of such U.S. Revolving Credit Loans shall be simultaneously applied to repay outstanding U.S. Revolving Credit Loans and/or Multicurrency Loans of the U.S. Common Lenders (as directed by the U.S. Borrower) in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from the Canadian Lenders of the Requested Canadian Revolving Credit Loans or the creation by the Canadian Lenders of the Requested Acceptances, the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such U.S. Revolving Credit Loans shall be made available by each Non-Canadian Lender to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds and the General Administrative Agent shall apply the proceeds of such U.S. Revolving Credit Loans toward repayment of outstanding U.S. Revolving Credit Loans and/or Multicurrency Loans of the U.S. Common Lenders (as directed by the U.S. Borrower) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) the Canadian Lenders shall, in accordance with the applicable provisions hereof, make the Requested Canadian Revolving Credit Loans (or create the Requested Acceptances) in an aggregate amount equal to the amount so requested by the Canadian Borrower (but not in any event greater than the Aggregate Available Canadian Revolving Credit Commitments after giving effect to the making of such repayment of any Loans on such Borrowing Date) and (II) the relevant Borrower shall pay to the General Administrative Agent for the account of the Lenders whose Loans to such Borrower are repaid on such Borrowing Date pursuant to this subsection 2.5 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to subsection
9.11 in connection with such repayment.

            (b) If on any Borrowing Date on which a Borrower has requested the Multicurrency Lenders to make Multicurrency Loans (the "Requested Multicurrency Loans"), (i) the principal amount of the Requested Multicurrency Loans to be made by any Multicurrency Lender exceeds the Available Multicurrency Commitment of such Multicurrency Lender on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection
2.5 on such Borrowing Date) and (ii) the U.S. Dollar Equivalent of the amount of such excess is less than or equal to the aggregate Available U.S. Revolving Credit Commitments of all Non-Multicurrency Lenders (before giving effect to the making and payment of any Loans pursuant to this subsection
2.5 on such Borrowing Date), each Non-Multicurrency Lender shall make a U.S. Revolving Credit Loan to the U.S. Borrower on such Borrowing Date, and the proceeds of such U.S. Revolving Credit Loans shall be simultaneously applied to repay outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from the Multicurrency Lenders of the Requested Multicurrency Loans, the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such U.S. Revolving Credit Loans shall be made available by each Non-Multicurrency Lender to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds and the General Administrative Agent shall apply the proceeds of such U.S. Revolving Credit Loans toward repayment of outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) the Multicurrency Lenders shall, in accordance with the applicable provisions hereof, make the Requested Multicurrency Loans in an aggregate amount equal to the amount so requested by such Borrower (but not in any event greater than the Aggregate Available Multicurrency Commitments after giving effect to the making of such repayment of any Loans on such Borrowing Date) and (II) the relevant Borrower shall pay to the General Administrative Agent for the account of the Lenders whose Loans to such Borrower are repaid on such Borrowing Date pursuant to this subsection 2.5 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to subsection 9.11 in connection with such repayment.

            (c) If on any date on which the U.S. Borrower has requested an Issuing Lender to issue a Letter of Credit (the "Requested Letter of Credit"; the date on which such Requested Letter of Credit is to be issued, the "Issuance Date"), (i) the Available U.S. Revolving Credit Commitment of any U.S. Revolving Lender (each such Lender, a "Specified Lender") would be equal to or less than zero (after giving effect to the issuance of such Requested Letter of Credit, but before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Issuance Date) and (ii) the U.S. Dollar Equivalent of the aggregate amount by which the Available U.S. Revolving Credit Commitments of all Specified Lenders would be less than zero is less than or equal to the aggregate Available U.S. Revolving Credit Commitments of all U.S. Revolving Lenders (before giving effect to the making and payment of any Loans pursuant to this subsection 2.5 on such Issuance Date), each U.S. Revolving Lender other than a Specified Lender shall make a U.S. Revolving Credit Loan to the U.S. Borrower on such Issuance Date, and the proceeds of such U.S. Revolving Credit Loans shall be simultaneously applied to repay outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Specified Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the issuance of the Requested Letter of Credit, the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage. To effect such borrowings, issuance and repayments, (x) not later than 12:00 Noon, New York City time, on such Issuance Date, the proceeds of such U.S. Revolving Credit Loans shall be made available by each U.S. Revolving Lender other than a Specified Lender to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds and the General Administrative Agent shall apply the proceeds of such U.S. Revolving Credit Loans toward repayment of outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Specified Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) and (y) concurrently with the repayment of such Loans on such Issuance Date, (I) the relevant Issuing Lender shall, in accordance with the applicable provisions hereof, issue the Requested Letter of Credit and (II) the relevant Borrower shall pay to the General Administrative Agent for the account of the Lenders whose Loans to such Borrower are repaid on such Issuance Date pursuant to this subsection 2.5 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to subsection 9.11 in connection with such repayment.

            (d) If on any Borrowing Date on which a Borrower has requested the Swing Line Multicurrency Lender to make Swing Line Multicurrency Loans (the "Requested Swing Line Multicurrency Loans"), (i) the principal amount of the Requested Swing Line Multicurrency Loans to be made by the Swing Line Multicurrency Lender exceeds the Aggregate Available Multicurrency Commitments on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Borrowing
Date) and (ii) the U.S. Dollar Equivalent of the amount of such excess is less than or equal to the aggregate Available U.S. Revolving Credit Commitments of all Non-Multicurrency Lenders (before giving effect to the making and payment of any Loans pursuant to this subsection 2.5 on such Borrowing Date), each Non-Multicurrency Lender shall make a U.S. Revolving Credit Loan to the U.S. Borrower on such Borrowing Date, and the proceeds of such U.S. Revolving Credit Loans shall be simultaneously applied to repay outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from the Swing Line Multicurrency Lender of the Requested Swing Line Multicurrency Loans, the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such U.S. Revolving Credit Loans shall be made available by each Non-Multicurrency Lender to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds and the General Administrative Agent shall apply the proceeds of such U.S. Revolving Credit Loans toward repayment of outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) the Swing Line Multicurrency Lender shall, in accordance with the applicable provisions hereof, make the Requested Swing Line Multicurrency Loans in an aggregate amount equal to the amount so requested by such Borrower (but not in any event greater than the Aggregate Available Multicurrency Commitments, after giving effect to the making of such repayment of any Loans on such Borrowing Date) and (II) the relevant Borrower shall pay to the General Administrative Agent for the account of the Lenders whose Loans to such Borrower are repaid on such Borrowing Date pursuant to this subsection 2.5 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to subsection 9.11 in connection with such repayment.

            (e) If any borrowing of U.S. Revolving Credit Loans is required pursuant to this subsection 2.5, the U.S. Borrower shall notify the General Administrative Agent in the manner provided for U.S. Revolving Credit Loans in subsection 2.3, except that the minimum borrowing amounts and threshold multiples in excess thereof applicable to ABR Loans set forth in subsection 2.3 shall not be applicable to the extent that such minimum borrowing amounts exceed the amounts of U.S. Revolving Credit Loans required to be made pursuant to this subsection 2.5.

            2.6 Increase in U.S. Revolving Credit Commitments. The U.S. Borrower may, at any time by notice to the General Administrative Agent, propose an increase in the U.S. Revolving Credit

Commitments (each such proposed increase being a "Commitment Increase") either by having a U.S. Revolving Lender increase its U.S. Revolving Credit Commitment then in effect (each an "Increasing Lender") or by adding as a U.S. Revolving Lender with a new U.S. Revolving Credit Commitment which is not then a U.S. Revolving Lender hereunder (each an "Assuming Lender") (with, in the case of any Commitment Increase provided by an Assuming Lender, the approval of the General Administrative Agent, each Issuing Lender and the Swing Line Dollar Lender, which consent shall not be unreasonably withheld), which notice shall specify the name of each Increasing Lender and/or Assuming Lender, as applicable, the amount of the Commitment Increase and the portion thereof being assumed by each such Increasing Lender or Assuming Lender, and the date on which such Commitment Increase is to be effective (the "Commitment Increase Date") (which shall be a Business Day at least three Business Days after delivery of such notice and 30 days prior to the Commitment Termination Date); provided, that:

            (a) the minimum amount of the increase of the U.S. Revolving Credit Commitment of any Increasing Lender, and the minimum amount of the U.S. Revolving Credit Commitment of any Assuming Lender, as part of any Commitment Increase shall be $10,000,000 or a larger multiple of $10,000,000;

            (b) immediately after giving effect to any Commitment Increase, the Aggregate U.S. Revolving Credit Commitments hereunder shall not exceed $2,500,000,000;

            (c) no Default or Event of Default shall have occurred and be continuing on the relevant Commitment Increase Date or shall result from any Commitment Increase;

            (d) the General Administrative Agent shall have received (i) a copy of the resolutions, in form and substance satisfactory to the General Administrative Agent, of the Board of Directors or the Executive Committee of the Board of Directors of the U.S. Borrower authorizing the borrowings contemplated pursuant to such increase, certified by the Secretary or an Assistant Secretary of the U.S. Borrower and (ii) from any Assuming Lender, any administrative information reasonably requested from the General Administrative Agent;

            (e) the representations and warranties contained in Article X (other than Section 10.2), and in each of the other Loan Documents, are complete and correct in all material respects, as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

            (f) immediately after giving effect to any Commitment Increase, no U.S. Revolving Lender's U.S. Revolving Credit Commitment shall exceed 25% of the Aggregate U.S. Revolving Credit Commitments.

Each Commitment Increase (and the increase of the U.S. Revolving Credit Commitment of each Increasing Lender and/or the new U.S. Revolving Credit Commitment of each Assuming Lender, as applicable, resulting therefrom) shall become effective as of the relevant Commitment Increase Date upon receipt by the General Administrative Agent, on or prior to 11:00 a.m., New York City time, on such Commitment Increase Date, of (A) a certificate of a duly authorized officer of the U.S. Borrower stating that the conditions with respect to such Commitment Increase under this subsection 2.6 have been satisfied and (B) an agreement, in form and substance reasonably satisfactory to the U.S. Borrower and the General Administrative Agent, pursuant to which, effective as of such Commitment Increase Date, the U.S. Revolving Credit Commitment of each such Increasing Lender shall be increased and/or each such Assuming Lender shall undertake a U.S. Revolving Credit Commitment, duly executed by such Increasing Lender or Assuming Lender, as the case may be, and the Borrower and acknowledged by each

Person for whom consent is required. Upon the General Administrative Agent's receipt of a fully executed agreement from each Increasing Lender and/or Assuming Lender referred to in clause (B) above, together with the certificate referred to in clause (A) above, the General Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the relevant Commitment Increase to the Borrowers and the Lenders (including, if applicable, each Assuming Lender). On each Commitment Increase Date, in the event U.S. Revolving Credit Loans or Swing Line Dollar Loans are then outstanding, (i) each relevant Increasing Lender and Assuming Lender shall make available to the General Administrative Agent such amounts in immediately available funds as such General Administrative Agent shall determine, for the benefit of the other relevant U.S. Revolving Lenders, as being required in order to cause, after giving effect to such increase and the application of such amounts to make payments to such other relevant U.S. Revolving Lenders, the U.S. Revolving Credit Loans (and risk participations in outstanding Swing Line Dollar Loans) to be held ratably by all U.S. Revolving Lenders in accordance with their respective U.S. Revolving Credit Commitments, (ii) the U.S. Borrower shall be deemed to have prepaid and reborrowed all outstanding U.S. Revolving Credit Loans and Swing Line Dollar Loans as of such Commitment Increase Date (with such borrowing to consist of the Loans, with related Interest Periods if applicable, specified in a notice delivered by the U.S. Borrower in accordance with the requirements of subsection 2.3 (with respect to U.S. Revolving Credit Loans) or subsection 3.1 (with respect to Swing Line Dollar Loans)) and (iii) the U.S. Borrower shall pay to the relevant U.S. Revolving Lenders the amounts, if any, payable under subsection 9.11 as a result of such prepayment.

            2.7 Term Loan Commitments. Subject to the terms and conditions hereof, each Term Lender severally agrees to make a term loan in U.S. Dollars (a "Term Loan") to the U.S. Borrower on the Restatement Date in an amount not to exceed the amount of the Term Commitment of such Term Lender. The Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the U.S. Borrower and notified to the General Administrative Agent in accordance with subsections 2.8 and 9.2. Amounts repaid or prepaid on account of the Term Loans may not be reborrowed.

            2.8 Procedure for Term Loan Borrowing. The U.S. Borrower shall give the General Administrative Agent irrevocable notice (which notice must be received by the General Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Restatement Date) requesting that the Term Lenders make the Term Loans on the Restatement Date and specifying the amount to be borrowed. The Term Loans made on the Restatement Date shall initially be ABR Loans (or, in the event that the U.S. Borrower executes a pre-funding indemnity agreement reasonably acceptable to the General Administrative Agent, Eurodollar Loans). Upon receipt of such notice, the General Administrative Agent shall promptly notify each Term Lender thereof. Not later than 12:00 Noon, New York City time, on the Restatement Date, each Term Lender shall make available to the General Administrative Agent at its office specified in subsection 17.2 an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Term Lender. The General Administrative Agent shall credit the account of the U.S. Borrower on the books of such office of the General Administrative Agent with the aggregate of the amounts made available to the General Administrative Agent by the Term Lenders in immediately available funds.

            2.9 Repayment of Term Loans; Evidence of Debt. (a) The Term Loan of each Term Lender shall mature in the following installments, each of which shall be in an amount equal to such Lender's Term Percentage multiplied by the amount set forth below opposite such installment:

Installment Date             Amount
-----------------        --------------
December 31, 2006         $3,000,000.00

June 30, 2007              3,000,000.00
December 31, 2007          3,000,000.00

June 30, 2008              3,000,000.00
December 31, 2008          3,000,000.00

June 30, 2009              3,000,000.00
December 31, 2009          3,000,000.00

June 30, 2010              3,000,000.00
December 31, 2010          3,000,000.00

June 30, 2001              3,000,000.00
December 31, 2011          3,000,000.00

April 25, 2012           967,000,000.00


            (b) The U.S. Borrower hereby unconditionally promises to pay to the General Administrative Agent for the account of each Term Lender the then unpaid principal amount of the Term Loan of such Term Lender on the Term Loan Maturity Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The U.S. Borrower hereby further agrees to pay interest on the unpaid principal amount of the Term Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 9.1.

            (c) Each Term Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the U.S. Borrower to such Term Lender resulting from the Term Loan of such Term Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Term Lender from time to time under this Agreement.

            (d) The General Administrative Agent shall maintain the Register pursuant to subsection 17.6(d), and a subaccount therein for each Term Lender, in which shall be recorded (i) the date and amount of each Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the date of each continuation thereof pursuant to subsection 9.2, (iii) the date of each conversion of all or a portion thereof to another Type pursuant to subsection 9.2, (iv) the date and amount of any principal or interest due and payable or to become due and payable from the U.S. Borrower to each Term Lender hereunder in respect of the Term Loans and (v) both the date and amount of any sum received by the General Administrative Agent hereunder from the U.S. Borrower in respect of the Term Loans and each Term Lender's share thereof.

            (e) The entries made in the Register and the accounts of each Term Lender maintained pursuant to subsection 2.9(d) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the U.S. Borrower therein recorded; provided, however, that the failure of any Term Lender or the General Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligations of the

U.S. Borrower to repay (with applicable interest) the Term Loans made to the U.S. Borrower by such Term Lender in accordance with the terms of this Agreement.

            (f) The U.S. Borrower agrees that, upon the request to the General Administrative Agent by any Term Lender, the U.S. Borrower will execute and deliver to such Term Lender a promissory note of the U.S. Borrower evidencing the Term Loans of such Term Lender, substantially in the form of Exhibit A-2 with appropriate insertions as to date and principal amount (each, a "Term Note"); provided, that the delivery of such Term Notes shall not be a condition precedent to the Restatement Date.

            SECTION 3.   AMOUNT AND TERMS OF SWING LINE COMMITMENTS

            3.1 Swing Line Commitments. Subject to the terms and conditions hereof, (a) the Swing Line Dollar Lender agrees to make swing line loans (individually, a "Swing Line Dollar Loan"; collectively, the "Swing Line Dollar Loans") in U.S. Dollars to the U.S. Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Dollar Commitment, so long as after giving effect thereto (i) the Available U.S. Revolving Credit Commitment of each U.S. Revolving Lender is greater than or equal to zero and (ii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments and (b) the Swing Line Multicurrency Lender agrees to make swing line loans (individually, a "Swing Line Multicurrency Loan"; collectively, the "Swing Line Multicurrency Loans") in U.S. Dollars, euros, Pounds Sterling or any other Available Foreign Currency to the U.S. Borrower or any Foreign Subsidiary Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding such that the U.S. Dollar Equivalent of outstanding Swing Line Multicurrency Loans does not exceed the Swing Line Multicurrency Commitment, and so long as after giving effect thereto (i) the Available Multicurrency Commitment of each Multicurrency Lender is greater than or equal to zero and
(ii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments. Amounts borrowed by the U.S. Borrower or the relevant Foreign Subsidiary Borrower under this Section 3 may be repaid and, during the Revolving Credit Commitment Period, reborrowed.

            3.2 Procedure for Swing Line Borrowings; Interest Rate. (a) The U.S. Borrower or any Foreign Subsidiary Borrower shall give the Swing Line Dollar Lender or the Swing Line Multicurrency Lender, as the case may be, (with a copy to the General Administrative Agent) irrevocable notice (which notice must be received by the relevant Swing Line Lender prior to 11:00 A.M., Local Time on the requested Borrowing Date (or, with respect to Swing Line Multicurrency Loans denominated in Swedish Kroner, on the Business Day before the requested Borrowing Date)) specifying (i) in the case of a Swing Line Multicurrency Borrowing, the Borrower requesting such borrowing, (ii) the requested date (which shall be a Business Day), (iii) in the case of a Swing Line Multicurrency Borrowing, whether such borrowing is to be denominated in U.S. Dollars, euros, Pounds Sterling or, subject to such advance notice requirement that may be specified by the Swing Line Multicurrency Lender, any Available Foreign Currency, (iv) the amount of the requested Swing Line Dollar Borrowing (expressed in Dollars) or Swing Line Multicurrency Borrowing (expressed in U.S. Dollars, euros, Pounds Sterling or such other Available Foreign Currency), as applicable, and (v) in the case of a Swing Line Multicurrency Borrowing (other than a Swing Line Multicurrency Dollar Loan), the Interest Period to be applicable thereto; provided, that the amount of the requested Swing Line Dollar Loan or Swing Line Multicurrency Loan shall be in an aggregate principal amount of not less than the U.S. Dollar Equivalent of $100,000 (or, with respect to Swing Line Dollar Loans only, a whole multiple of $100,000 in excess thereof). The proceeds of each Swing Line Dollar Loan will be made available by the Swing Line Dollar Lender to the U.S. Borrower at the office specified in the notice referred to above by crediting the account of the U.S. Borrower at such office with such proceeds in U.S. Dollars. The proceeds of each Swing Line Multicurrency Loan will be made available by the Swing Line Multicurrency Lender to the relevant Borrower at the office specified in the notice referred to above by crediting the account of such Borrower at such office with such proceeds in the requested currency.

            (b) Unless otherwise agreed between the U.S. Borrower and the Swing Line Dollar Lender (or, with respect to Swing Line Multicurrency Dollar Loans only, the Swing Line Multicurrency Lender), each Swing Line Dollar Loan and Swing Line Multicurrency Dollar Loan shall be an ABR Loan. Any such ABR Loan may not be converted into a Eurodollar Loan. If, however, the U.S. Borrower and the Swing Line Dollar Lender (or, with respect to Swing Line Multicurrency Dollar Loans only, the Swing Line Multicurrency Lender) agree that a Swing Line Dollar Loan or a Swing Line Multicurrency Dollar Loan, as applicable (each, a "Money Market Rate Swing Line Loan") shall bear interest at a fixed interest rate (a "Money Market Rate") for a fixed interest period of up to seven days, such Money Market Rate Swing Line Loan shall bear interest for such interest period at such interest rate so agreed upon. If a Money Market Rate Swing Line Loan is not repaid on the last day of the interest period with respect thereto, it shall on such date be converted automatically to an ABR Loan. A Money Market Rate Swing Line Loan shall not be optionally prepayable prior to the last day of the interest period with respect thereto except with the consent of the Swing Line Dollar Lender (or, with respect to Swing Line Multicurrency Dollar Loans only, the Swing Line Multicurrency Lender).

            3.3 Repayment of Swing Line Loans; Evidence of Debt. (a) The U.S. Borrower hereby unconditionally promises to pay to the Swing Line Dollar Lender the then unpaid principal amount of the Swing Line Dollar Loans on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. The U.S. Borrower hereby further agrees to pay interest to the Swing Line Dollar Lender on the unpaid principal amount of the Swing Line Dollar Loans made by the Swing Line Dollar Lender from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 9.1. On each date of payment of principal of a Swing Line Dollar Loan to the Swing Line Dollar Lender, the U.S. Borrower shall provide written notice of such payment to the General Administrative Agent to be received by the General Administrative Agent on the date of such payment.

            (b) Each of the U.S. Borrower and each Foreign Subsidiary Borrower hereby unconditionally promises to pay to the Swing Line Multicurrency Lender the then unpaid principal amount of the Swing Line Multicurrency Loans made to such Borrower on the Revolving Credit Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. Each of the U.S. Borrower and each Foreign Subsidiary Borrower hereby further agrees to pay interest to the Swing Line Multicurrency Lender on the unpaid principal amount of the Swing Line Multicurrency Loans made by the Swing Line Multicurrency Lender to such Borrower from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 9.1. On each date of payment of principal of a Swing Line Multicurrency Loan to the Swing Line Multicurrency Lender, the relevant Borrower shall provide written notice of such payment to the General Administrative Agent to be received by the General Administrative Agent on the date of such payment.

            (c) Each Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the U.S. Borrower and, with respect to Swing Line Multicurrency Loans, each Foreign Subsidiary Borrower resulting from each Swing Line Loan made by it from time to time, including the amounts of principal and interest payable thereon and paid from time to time under this Agreement.

            (d) The General Administrative Agent (together with the Canadian Administrative Agent) shall maintain the Register pursuant to subsection 17.6(d), and a subaccount therein for the Swing Line Lenders, in which shall be recorded (i) the date and amount of each Swing Line Loan made hereunder, (ii) the amount of each U.S. Revolving Lender's participating interest in such Swing Line Dollar Loans, (iii) the amount of each Multicurrency Lender's participating interest in such Swing Line Multicurrency Loans, (iv) the date and amount of any principal or interest due and payable or to become due and payable from the U.S. Borrower or any Foreign Subsidiary Borrower hereunder in respect of the Swing Line Dollar Loans and Swing Line Multicurrency Loans, (v) both the date and amount of any sum received by the General Administrative Agent hereunder from the U.S. Borrower in respect of the Swing Line Dollar Loans, each U.S. Revolving Lender's participating interest therein (if any) and the amount thereof payable to the Swing Line Dollar Lender and (vi) both the date and amount of any sum received by the General Administrative Agent hereunder from the U.S. Borrower and each Foreign Subsidiary Borrower in respect of the Swing Line Multicurrency Loans, each Multicurrency Lender's participating interest therein (if any) and the amount thereof payable to the Swing Line Multicurrency Lender.

            (e) The entries made in the Register and the accounts of the Swing Line Lenders maintained pursuant to this subsection 3.3 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the U.S. Borrower and the Foreign Subsidiary Borrowers therein recorded; provided, however, that the failure of any Swing Line Lender or the Administrative Agents to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of
(i) the U.S. Borrower to repay (with applicable interest) the Swing Line Dollar Loans made to the U.S. Borrower by the Swing Line Dollar Lender in accordance with the terms of this Agreement and (ii) the U.S. Borrower and the Foreign Subsidiary Borrowers to repay (with applicable interest) the Swing Line Multicurrency Loans made to the relevant Borrower by the Swing Line Multicurrency Lender in accordance with the terms of this Agreement.

            3.4 Refunding of Swing Line Borrowings. (a) The Swing Line Dollar Lender, at any time in its sole and absolute discretion may, on behalf of the U.S. Borrower (which hereby irrevocably directs and authorizes the Swing Line Dollar Lender to act on its behalf), direct the General Administrative Agent to request each U.S. Revolving Lender, including JPMorgan Chase Bank and BofA, to make a U.S. Revolving Credit Loan (which shall be an ABR Loan) in an amount equal to such U.S. Revolving Lender's U.S. Dollar Funding Commitment Percentage of the principal amount of the Swing Line Dollar Loans (the "Refunded Swing Line Dollar Loans") outstanding on the date such notice is given; provided that the provisions of this subsection shall not affect the U.S. Borrower's obligations to repay Swing Line Dollar Loans in accordance with the provisions of subsections 3.3 and 9.4(d) and (g). Unless the U.S. Revolving Credit Commitments shall have expired or terminated (in which event the procedures of subsection
3.5 shall apply), each U.S. Revolving Lender will make the proceeds of the U.S. Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the General Administrative Agent at the office of the General Administrative Agent specified in subsection 17.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such U.S. Revolving Credit Loans shall be immediately made available by the General Administrative Agent to the Swing Line Dollar Lender for application to the payment in full of the Refunded Swing Line Dollar Loans. Upon any request by the

Swing Line Dollar Lender to the U.S. Revolving Lenders pursuant to this subsection 3.4, the General Administrative Agent shall promptly give notice to the U.S. Borrower of such request.

            (b) The Swing Line Multicurrency Lender, at any time in its sole and absolute discretion may, on behalf of the U.S. Borrower or the relevant Foreign Subsidiary Borrower (each of which hereby irrevocably directs and authorizes the Swing Line Multicurrency Lender to act on its behalf), direct the General Administrative Agent to request each Multicurrency Lender, including JPMorgan Chase Bank and BofA, to make a Multicurrency Loan in an amount equal to such Multicurrency Lender's Multicurrency Funding Commitment Percentage of the principal amount of the Swing Line Multicurrency Loans (the "Refunded Swing Line Multicurrency Loans") outstanding on the date such notice is given; provided that the provisions of this subsection shall not affect the U.S. Borrower's and the Foreign Subsidiary Borrowers' obligations to repay Swing Line Multicurrency Loans in accordance with the provisions of subsections 3.3 and 9.4(d) and (h). Unless the Multicurrency Commitments shall have expired or terminated (in which event the procedures of subsection 3.5 shall apply), each Multicurrency Lender will make the proceeds of the Multicurrency Loan made by it pursuant to the immediately preceding sentence available to the General Administrative Agent at the office of the General Administrative Agent specified in subsection 17.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Multicurrency Loans shall be immediately made available by the General Administrative Agent to the Swing Line Multicurrency Lender for application to the payment in full of the Refunded Swing Line Multicurrency Loans. Upon any request by the Swing Line Multicurrency Lender to the Multicurrency Lenders pursuant to this subsection 3.4, the General Administrative Agent shall promptly give notice to the U.S. Borrower or the relevant Foreign Subsidiary Borrower of such request.

            3.5 Participating Interests. (a) If the U.S. Revolving Credit Commitments shall expire or terminate at any time while Swing Line Dollar Loans are outstanding, at the request of the Swing Line Dollar Lender in its sole discretion, either (i) each U.S. Revolving Lender (including BofA) shall, notwithstanding the expiration or termination of the U.S. Revolving Credit Commitments, make a U.S. Revolving Credit Loan (which shall be an ABR Loan) or
(ii) each U.S. Revolving Lender (other than BofA) shall purchase an undivided participating interest in the Swing Line Dollar Loans of the Swing Line Dollar Lender, in either case in an amount equal to such U.S. Revolving Lender's U.S. Dollar Funding Commitment Percentage (determined on the date of, and immediately prior to, expiration or termination of the U.S. Revolving Credit Commitments) of the aggregate principal amount of such Swing Line Dollar Loans. Each U.S. Revolving Lender will make the proceeds of any U.S. Revolving Credit Loan made by it pursuant to the immediately preceding sentence available to the General Administrative Agent for the account of the requesting Swing Line Dollar Lender at the office of the General Administrative Agent specified in subsection 17.2 prior to 12:00 Noon, Local Time, in funds immediately available on the Business Day next succeeding the date of the request by the Swing Line Dollar Lender. The proceeds of such U.S. Revolving Credit Loans shall be immediately applied to repay the Swing Line Dollar Loans outstanding on the date of termination or expiration of the U.S. Revolving Credit Commitments. In the event that any of the U.S. Revolving Lenders purchase undivided participating interests pursuant to the first sentence of this subsection 3.5(a), each U.S. Revolving Lender shall immediately transfer to the requesting Swing Line Dollar Lender, in immediately available funds, the amount of its participation in the Swing Line Dollar Loans of the Swing Line Dollar Lender and upon receipt thereof the Swing Line Dollar Lender will deliver to any such U.S. Revolving Lender that so requests a confirmation of such U.S. Revolving Lender's undivided participating interest in the Swing Line Dollar Loans of the Swing Line Dollar Lender dated the date of receipt of such funds and in such amount.

            (b) Whenever, at any time after the Swing Line Dollar Lender has received payment from any U.S. Revolving Lender in respect of such U.S. Revolving Lender's participating interest in a Swing Line Dollar Loan of the Swing Line Dollar Lender, the Swing Line Dollar Lender receives any payment on account thereof, the Swing Line Dollar Lender will distribute to such U.S. Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such U.S. Revolving Lender's participating interest was outstanding and funded); provided, however, that in the event that any such payment received by the Swing Line Dollar Lender is required to be returned, such U.S. Revolving Lender will return to the Swing Line Dollar Lender any portion thereof previously distributed by the Swing Line Dollar Lender to it.

            (c) If the Multicurrency Commitments shall expire or terminate at any time while Swing Line Multicurrency Loans are outstanding, at the request of the Swing Line Multicurrency Lender in its sole discretion, either (i) each Multicurrency Lender (including JPMorgan Chase Bank) shall, notwithstanding the expiration or termination of the Multicurrency Commitments, make a Multicurrency Loan or (ii) each Multicurrency Lender (other than JPMorgan Chase Bank) shall purchase an undivided participating interest in the Swing Line Multicurrency Loans of the Swing Line Multicurrency Lender, in either case in an amount equal to such Multicurrency Lender's Multicurrency Funding Commitment Percentage (determined on the date of, and immediately prior to, expiration or termination of the Multicurrency Commitments) of the aggregate principal amount of such Swing Line Multicurrency Loans. Each Multicurrency Lender will make the proceeds of any Multicurrency Loan made by it pursuant to the immediately preceding sentence available to the General Administrative Agent for the account of the requesting Swing Line Multicurrency Lender at the office of the General Administrative Agent specified in subsection 17.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date of the request by the Swing Line Multicurrency Lender. The proceeds of such Multicurrency Loans shall be immediately applied to repay the Swing Line Multicurrency Loans outstanding on the date of termination or expiration of the Multicurrency Commitments. In the event that any of the Multicurrency Lenders purchase undivided participating interests pursuant to the first sentence of this subsection 3.5(c), such Multicurrency Lender shall immediately transfer to the requesting Swing Line Multicurrency Lender, in immediately available funds, the amount of its participation in the Swing Line Multicurrency Loans of the Swing Line Multicurrency Lender and upon receipt thereof the Swing Line Multicurrency Lender will deliver to any such Multicurrency Lender that so requests a confirmation of such Multicurrency Lender's undivided participating interest in the Swing Line Multicurrency Loans of the Swing Line Multicurrency Lender dated the date of receipt of such funds and in such amount.

            (d) Whenever, at any time after the Swing Line Multicurrency Lender has received payment from any Multicurrency Lender in respect of such Multicurrency Lender's participating interest in a Swing Line Multicurrency Loan of the Swing Line Multicurrency Lender, the Swing Line Multicurrency Lender receives any payment on account thereof, the Swing Line Multicurrency Lender will distribute to such Multicurrency Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Multicurrency Lender's participating interest was outstanding and funded); provided, however, that in the event that any such payment received by the Swing Line Multicurrency Lender is required to be returned, such Multicurrency Lender will return to the Swing Line Multicurrency Lender any portion thereof previously distributed by the Swing Line Multicurrency Lender to it.

            SECTION 4. AMOUNT AND TERMS OF CAF ADVANCES

            4.1 CAF Advances. Subject to the terms and conditions of this Agreement, the U.S. Borrower may borrow CAF Advances in U.S. Dollars from time to time on any Business Day during the CAF Advance Availability Period. CAF Advances may be borrowed in amounts such that the Aggregate Total Revolving Outstandings of all Lenders at any time shall not exceed the Aggregate U.S. Revolving Credit Commitments at such time. Within the limits and on the conditions hereinafter set forth with respect to CAF Advances, the U.S. Borrower from time to time may borrow, repay and reborrow CAF Advances. For the avoidance of doubt, CAF Advances shall not be made available by any Term Lender.

            4.2 Procedure for CAF Advance Borrowing. (a) The U.S. Borrower shall request CAF Advances by delivering a CAF Advance Request to the General Administrative Agent, not later than 12:00 Noon, New York City time, four Business Days prior to the proposed Borrowing Date (in the case of a LIBO Rate CAF Advance Request), and not later than 10:00 A.M., New York City time one Business Day prior to the proposed Borrowing Date (in the case of a Fixed Rate CAF Advance Request). Each CAF Advance Request in respect of any Borrowing Date may solicit bids for CAF Advances on such Borrowing Date in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and having not more than five alternative CAF Advance Maturity Dates. The CAF Advance Maturity Date for each CAF Advance shall be the date set forth therefor in the relevant CAF Advance Request, which date shall be (i) not less than 7 days nor more than 360 days after the Borrowing Date therefor, in the case of a Fixed Rate CAF Advance, (ii) one or two weeks or one, two, three, six, nine or twelve months after the Borrowing Date therefor, in the case of a LIBO Rate CAF Advance and (iii) not later than the Revolving Credit Termination Date, in the case of any CAF Advance. The General Administrative Agent shall notify each Lender promptly by facsimile transmission of the contents of each CAF Advance Request received by the General Administrative Agent.

            (b) In the case of a LIBO Rate CAF Advance Request, upon receipt of notice from the General Administrative Agent of the contents of such CAF Advance Request, each Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at the applicable LIBO Rate plus (or minus) a margin determined by such Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the General Administrative Agent, before 10:30 A.M., New York City time, on the day that is three Business Days before the proposed Borrowing Date, setting forth:

            (i) the maximum amount of CAF Advances for each CAF Advance Maturity Date and the aggregate maximum amount of CAF Advances for all CAF Advance Maturity Dates which such Lender would be willing to make (which amounts may, subject to subsection 4.1, exceed such Lender's U.S. Revolving Credit Commitment); and

            (ii) the margin above or below the applicable LIBO Rate at which such Lender is willing to make each such CAF Advance.

The General Administrative Agent shall advise the U.S. Borrower before 11:00 A.M., New York City time, on the date which is three Business Days before the proposed Borrowing Date of the contents of each such CAF Advance Offer received by it. If the General Administrative Agent, in its capacity as a Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the U.S. Borrower of the contents of its CAF Advance Offer before 10:15 A.M., New York City time, on the date which is three Business Days before the proposed Borrowing Date.

            (c) In the case of a Fixed Rate CAF Advance Request, upon receipt of notice from the General Administrative Agent of the contents of such CAF Advance Request, each Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at a rate of interest determined by such Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the General Administrative Agent before 9:30 A.M., New York City time, on the proposed Borrowing Date, setting forth:

            (i) the maximum amount of CAF Advances for each CAF Advance Maturity Date, and the aggregate maximum amount of CAF Advances for all CAF Advance Maturity Dates, which such Lender would be willing to make (which amounts may, subject to subsection 4.1, exceed such Lender's U.S. Revolving Credit Commitment); and

            (ii) the rate of interest at which such Lender is willing to make each such CAF Advance.

The General Administrative Agent shall advise the U.S. Borrower before 10:00 A.M., New York City time, on the proposed Borrowing Date of the contents of each such CAF Advance Offer received by it. If the General Administrative Agent, in its capacity as a Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the U.S. Borrower of the contents of its CAF Advance Offer before 9:15 A.M., New York City time, on the proposed Borrowing Date.

            (d) Before 11:30 A.M., New York City time, three Business Days before the proposed Borrowing Date (in the case of CAF Advances requested by a LIBO Rate CAF Advance Request) and before 10:30 A.M., New York City time, on the proposed Borrowing Date (in the case of CAF Advances requested by a Fixed Rate CAF Advance Request), the U.S. Borrower, in its absolute discretion, shall:

            (i) cancel such CAF Advance Request by giving the General Administrative Agent telephone notice to that effect, or

            (ii) by giving telephone notice to the General Administrative Agent (immediately confirmed by delivery to the General Administrative Agent of a CAF Advance Confirmation by facsimile transmission) (A) subject to the provisions of subsection 4.2(e), accept one or more of the offers made by any Lender or Lenders pursuant to subsection 4.2(b) or subsection 4.2(c), as the case may be, and (B) reject any remaining offers made by Lenders pursuant to subsection 4.2(b) or subsection 4.2(c), as the case may be.

            (e) The U.S. Borrower's acceptance of CAF Advances in response to any CAF Advance Offers shall be subject to the following limitations:

            (i) the amount of CAF Advances accepted for each CAF Advance Maturity Date specified by any Lender in its CAF Advance Offer shall not exceed the maximum amount for such CAF Advance Maturity Date specified in such CAF Advance Offer;

            (ii) the aggregate amount of CAF Advances accepted for all CAF Advance Maturity Dates specified by any Lender in its CAF Advance Offer shall not exceed the aggregate maximum amount specified in such CAF Advance Offer for all such CAF Advance Maturity Dates;

            (iii) the U.S. Borrower may not accept offers for CAF Advances for any CAF Advance Maturity Date in an aggregate principal amount in excess of the maximum principal amount requested in the related CAF Advance Request; and

            (iv) if the U.S. Borrower accepts any of such offers, it must accept offers based solely upon pricing for each relevant CAF Advance Maturity Date and upon no other criteria whatsoever, and if two or more Lenders submit offers for any CAF Advance Maturity Date at identical pricing and the U.S. Borrower accepts any of such offers but does not wish to (or, by reason of the limitations set forth in subsection 4.1, cannot) borrow the total amount offered by such Lenders with such identical pricing, the U.S. Borrower shall accept offers from all of such Lenders in amounts allocated among them pro rata according to the amounts offered by such Lenders (with appropriate rounding, in the sole discretion of the U.S. Borrower, to assure that each accepted CAF Advance is an integral multiple of $1,000,000); provided that if the number of Lenders that submit offers for any CAF Advance Maturity Date at identical pricing is such that, after the U.S. Borrower accepts such offers pro rata in accordance with the foregoing provisions of this paragraph, the CAF Advance to be made by any such Lender would be less than $5,000,000 principal amount, the number of such Lenders shall be reduced by the General Administrative Agent by lot until the CAF Advances to be made by each such remaining Lender would be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

            (f) If the U.S. Borrower notifies the General Administrative Agent that a CAF Advance Request is cancelled pursuant to subsection 4.2(d)(i), the General Administrative Agent shall give prompt telephone notice thereof to the Lenders (other than the Term Lenders). If the U.S. Borrower fails to notify the General Administrative Agent of its cancellation or acceptance of CAF Advance Offers by the times specified in subsection 4.2(d), the corresponding CAF Advance Request shall be deemed cancelled.

            (g) If the U.S. Borrower accepts pursuant to subsection 4.2(d)(ii) one or more of the offers made by any Lender or Lenders, the General Administrative Agent promptly shall notify each Lender which has made such an offer of (i) the aggregate amount of such CAF Advances to be made on the applicable Borrowing Date for each CAF Advance Maturity Date and (ii) the acceptance or rejection of any offers to make such CAF Advances made by such Lender. Before 12:00 Noon, New York City time, on the Borrowing Date specified in the applicable CAF Advance Request, each Lender whose CAF Advance Offer has been accepted shall make available to the General Administrative Agent at its office set forth in subsection 17.2 the amount of CAF Advances to be made by such Lender, in immediately available funds. The General Administrative Agent will make such funds available to the U.S. Borrower as soon as practicable on such date at such office of the General Administrative Agent. As soon as practicable after each Borrowing Date, the General Administrative Agent shall notify each Lender of the aggregate amount of CAF Advances advanced on such Borrowing Date and the respective CAF Advance Maturity Dates thereof.

            4.3 CAF Advance Payments. (a) The U.S. Borrower shall pay to the General Administrative Agent, for the account of each Lender which has made a CAF Advance, on the applicable CAF Advance Maturity Date the then unpaid principal amount of such CAF Advance. The U.S. Borrower shall not have the right to prepay any principal amount of any CAF Advance without the consent of the Lender to which such CAF Advance is owed.

            (b) The U.S. Borrower shall pay interest on the unpaid principal amount of each CAF Advance from the Borrowing Date to the applicable CAF Advance Maturity Date at the rate of interest specified in the CAF Advance Offer accepted by the U.S. Borrower in connection with such CAF Advance (calculated on the basis of a 360-day year for actual days elapsed), payable on each applicable CAF Advance Interest Payment Date.

            (c) If any principal of, or interest on, any CAF Advance shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such CAF Advance shall, without limiting any rights of any Lender under this Agreement, bear interest from the date on which such payment was due at a rate per annum which is 2% above the rate which would otherwise be applicable to such CAF Advance until the stated CAF Advance Maturity Date of such CAF Advance, and for each day thereafter at a rate per annum which is 2% above the ABR, in each case until paid in full (as well after as before judgment). Interest accruing pursuant to this paragraph (c) shall be payable from time to time on demand.

            4.4 Evidence of Debt. (a) The U.S. Borrower unconditionally promises to pay to the General Administrative Agent, for the account of each Lender that makes a CAF Advance, on the CAF Advance Maturity Date with respect thereto, the principal amount of such CAF Advance. The U.S. Borrower further unconditionally promises to pay interest on each such CAF Advance for the period from and including the Borrowing Date of such CAF Advance on the unpaid principal amount thereof from time to time outstanding at the applicable rate per annum determined as provided in, and payable as specified in, subsection 4.3(b).

            (b) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing indebtedness of the U.S. Borrower to such Lender resulting from each CAF Advance of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time in respect of such CAF Advance.

            (c) The General Administrative Agent shall maintain the Register pursuant to subsection 17.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the date and amount of each CAF Advance made by such Lender, the CAF Advance Maturity Date thereof, the interest rate applicable thereto and each CAF Advance Interest Payment Date applicable thereto, and (ii) the date and amount of any sum received by the General Administrative Agent hereunder from the U.S. Borrower on account of such CAF Advance.

            (d) The entries made in the Register and the records of each Lender maintained pursuant to this subsection 4.4 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the U.S. Borrower therein recorded; provided, however, that the failure of any Lender or the General Administrative Agent to maintain the Register or any such record, or any error therein, shall not in any manner affect the obligation of the U.S. Borrower to repay (with applicable interest) the CAF Advances made by such Lender in accordance with the terms of this Agreement.

            4.5 Certain Restrictions. A CAF Advance Request may request offers for CAF Advances to be made on not more than one Borrowing Date and to mature on not more than five CAF Advance Maturity Dates. No CAF Advance Request may be submitted earlier than five Business Days after submission of any other CAF Advance Request.

            SECTION 5. AMOUNT AND TERMS OF THE CANADIAN COMMITMENTS

            5.1 Canadian Revolving Credit Commitments. Subject to the terms and conditions hereof, each Canadian Lender severally agrees to make revolving credit loans (each, a "Canadian Revolving Credit Loan") to the Canadian Borrower in Canadian Dollars or in U.S. Dollars from time to time during the Revolving Credit Commitment Period so long as after giving effect thereto (i) the Available Canadian Revolving Credit Commitment of each Canadian Lender is greater than or equal to zero, (ii) the aggregate outstanding principal amount of Canadian Revolving Credit Loans does not exceed an amount of which the U.S. Dollar Equivalent is $200,000,000 and (iii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments. During the Revolving Credit Commitment Period, the Canadian Borrower may use the Canadian Revolving Credit Commitments by borrowing, repaying the Canadian Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Canadian Revolving Credit Loans denominated in Canadian Dollars shall be Prime Rate Loans, and the Canadian Revolving Credit Loans denominated in U.S. Dollars shall be Canadian Base Rate Loans.

            5.2 Repayment of Canadian Revolving Credit Loans; Evidence of Debt.
(a) The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of each Canadian Lender the then unpaid principal amount of each Canadian Revolving Credit Loan of such Canadian Lender (whether made before or after the termination or expiration of the Canadian Revolving Credit Commitments) on the Revolving Credit Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. The Canadian Borrower hereby further agrees to pay interest on the unpaid principal amount of the Canadian Revolving Credit Loans from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 9.1.

            (b) Each Canadian Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Canadian Borrower to such Canadian Lender resulting from each Canadian Revolving Credit Loan of such Canadian Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Canadian Lender from time to time under this Agreement.

            (c) The Canadian Administrative Agent (together with the General Administrative Agent) shall maintain the Register pursuant to subsection 17.6(d), and a subaccount therein for each Canadian Lender, in which shall be recorded (i) the date and amount of each Canadian Revolving Credit Loan made hereunder, (ii) the date and amount of any principal or interest due and payable or to become due and payable from the Canadian Borrower to each Canadian Lender hereunder in respect of the Canadian Revolving Credit Loans and (iii) both the date and amount of any sum received by the Canadian Administrative Agent hereunder from the Canadian Borrower in respect of the Canadian Revolving Credit Loans and each Canadian Lender's share thereof.

            (d) The entries made in the Register and the accounts of each Canadian Lender maintained pursuant to subsection 5.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Canadian Borrower therein recorded; provided, however, that the failure of any Canadian Lender or the General Administrative Agents to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Canadian Borrower to repay (with applicable interest) the Canadian Revolving Credit

Loans made to the Canadian Borrower by such Canadian Lender in accordance with the terms of this Agreement.

            (e) The Canadian Borrower agrees that, upon the request to the Canadian Administrative Agent by any Canadian Lender, it will execute and deliver to such Canadian Lender a promissory note of the Canadian Borrower evidencing the Canadian Revolving Credit Loans of such Canadian Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (each, a "Canadian Revolving Credit Note"); provided, that the delivery of such Canadian Revolving Credit Notes shall not be a condition precedent to the Restatement Date.

            5.3 Procedure for Canadian Revolving Credit Borrowing. The Canadian Borrower may borrow under the Canadian Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Canadian Borrower shall give the Canadian Administrative Agent irrevocable notice (which notice must be received by the Canadian Administrative Agent prior to 12:00 Noon, Toronto time, at least one Business Day prior to the requested Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing in Canadian Dollars under the Canadian Revolving Credit Commitments shall be in an amount equal to C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof, and each borrowing in U.S. Dollars under the Canadian Revolving Credit Commitments shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in each case, if the then Aggregate Available Canadian Revolving Credit Commitments are less than C$5,000,000 or $5,000,000, as the case may be, such lesser amount). Upon receipt of any such notice from the Canadian Borrower, the Canadian Administrative Agent shall promptly notify the General Administrative Agent and each Canadian Lender thereof. Not later than 12:00 Noon, Toronto time, on each requested Borrowing Date each Canadian Lender shall make an amount equal to its Canadian Revolving Credit Commitment Percentage of the principal amount of Canadian Revolving Credit Loans requested to be made on such Borrowing Date available to the Canadian Administrative Agent at its office specified in subsection 17.2 in Canadian Dollars or U.S. Dollars, as the case may be, and in immediately available funds. The Canadian Administrative Agent shall on such date credit the account of the Canadian Borrower on the books of such office with the aggregate of the amounts made available to the Canadian Administrative Agent by the Canadian Lenders and in like funds as received by the Canadian Administrative Agent.

            5.4 Termination or Reduction of Canadian Revolving Credit Commitments. The U.S. Borrower shall have the right, upon not less than three Business Days' notice to the Canadian Administrative Agent, to terminate the Canadian Revolving Credit Commitments or, from time to time, to reduce the amount of the Canadian Revolving Credit Commitments; provided that no such termination or reduction shall be permitted (i) unless the U.S. Borrower elects to terminate or reduce the U.S. Revolving Credit Commitments of the U.S. Common Lenders by an amount equal to the U.S. Dollar Equivalent of the aggregate Canadian Revolving Credit Commitments of all Canadian Lenders being reduced or terminated or (ii) if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available Canadian Revolving Credit Commitment of any Canadian Lender would be less than zero. Any such reduction shall be in an amount equal to C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof and shall reduce permanently the Canadian Revolving Credit Commitments then in effect.

            SECTION 6. AMOUNT AND TERMS OF CANADIAN ACCEPTANCE FACILITY

            6.1 Acceptance Commitments. (a) Subject to the terms and conditions hereof, each Canadian Lender severally agrees to create Acceptances for the Canadian Borrower on any Business Day during the Revolving Credit Commitment Period by accepting Drafts drawn by the Canadian Borrower so long as after giving effect to such acceptance, (i) the Available Canadian Revolving Credit Commitment of such Canadian Lender would be greater than or equal to zero and
(ii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments.

            (b) The Canadian Borrower may utilize the Canadian Revolving Credit Commitments in the manner contemplated by this Section 6 by authorizing each Canadian Lender in the manner provided for in subsection 6.2(b) to draw Drafts on such Canadian Lender and having such Drafts accepted pursuant to subsection 6.2, paying its obligations with respect thereto pursuant to subsection 6.5, and again, from time to time, authorizing Drafts to be drawn on the Canadian Lenders and having them presented for acceptance, all in accordance with the terms and conditions of this Section 6.

            (c) For the purposes of this Agreement, all Acceptances shall be considered a utilization of the Canadian Revolving Credit Commitments in an amount equal to the undiscounted face amount of such Acceptance.

            6.2 Creation of Acceptances. (a) The Canadian Borrower may request the creation of Acceptances hereunder by submitting to the Canadian Administrative Agent at its office specified in subsection 17.2 prior to 11:00 A.M., Toronto time, two Business Days prior to the requested Borrowing Date, (i) a request for acceptances (each, a "Request for Acceptances") completed in a manner and in form and substance reasonably satisfactory to the Canadian Administrative Agent and specifying, among other things, the Borrowing Date, maturity and face amount of the Drafts to be accepted and discounted, (ii) to the extent not theretofore supplied to each Canadian Lender, a sufficient number of Drafts to be drawn on the Canadian Lenders, to be appropriately completed in accordance with subsection 6.2(d) and (iii) such other certificates, documents and other papers and information as the Canadian Administrative Agent may reasonably request. Upon receipt of any such Request for Acceptances, the Canadian Administrative Agent shall promptly notify each Canadian Lender and the General Administrative Agent of its receipt thereof.

            (b) The Canadian Borrower hereby agrees that it delivered to the Canadian Administrative Agent on or prior to the Closing Date, Powers of Attorney substantially in the form annexed hereto as Exhibit D (the "Powers of Attorney") authorizing each Canadian Lender to draw Drafts on such Canadian Lender on behalf of the Canadian Borrower and to complete such Drafts in accordance with the Requests for Acceptances submitted from time to time pursuant to subsection 6.2(a).

            (c) Each Request for Acceptances made by or on behalf of the Canadian Borrower hereunder shall contain a request for Acceptances denominated in Canadian Dollars and having an aggregate undiscounted face amount equal to C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof. Each Acceptance shall be dated the Borrowing Date specified in the Request for Acceptances with respect thereto and shall be stated to mature on a Business Day which is not less than 30 days and not more than 180 days after the date thereof (and, in any event, prior to the Revolving Credit Termination Date).

            (d) Not later than 12:00 Noon, Toronto time, on the Borrowing Date specified in the relevant Request for Acceptances, and upon fulfillment of the applicable conditions set forth in subsection

11.2, each Canadian Lender will, in accordance with such Request for Acceptances, (i) sign each Draft on behalf of the Canadian Borrower pursuant to the Power of Attorney, (ii) complete the date, amount and maturity of each Draft to be accepted, (iii) accept such Drafts and give notice to the Canadian Administrative Agent of such acceptance and (iv) upon such acceptance, purchase such Acceptances to the extent contemplated by subsection 6.3. Alternatively, at the request of the Canadian Administrative Agent, the Canadian Borrower shall deliver to the Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any such depository note in the book-based debt clearance system maintained by the Canadian Depository of Securities. In such circumstances, the delivery of Acceptances shall be governed by the clearance procedures established thereunder.

            6.3 Discount of Acceptances. (a) Each Canadian Lender hereby severally agrees, on the terms and subject to the conditions set forth in this Agreement, to purchase Acceptances created by it on the Borrowing Date with respect thereto at the applicable Reference Discount Rate by making available to the Canadian Borrower an amount in immediately available funds equal to the Acceptance Purchase Price in respect thereof, and to notify the Canadian Administrative Agent that such Draft has been accepted, discounted and purchased by such accepting Canadian Lender.

            (b) In the event that the Canadian Borrower has made a Request for Acceptances, then (i) prior to 11:00 A.M., Toronto time, on the Borrowing Date with respect thereto, the Canadian Administrative Agent will notify the General Administrative Agent, the Canadian Borrower and the Canadian Lenders of the applicable Reference Discount Rate for such Acceptances and the corresponding Acceptance Purchase Price and (ii) each Canadian Lender shall make the Acceptance Purchase Price for such Acceptances discounted by it available to the Canadian Administrative Agent, for the account of the Canadian Borrower, at the office of the Canadian Administrative Agent specified in subsection 17.2 prior to 12:00 Noon, Toronto time, on the Borrowing Date, in Canadian Dollars and in funds immediately available to the Canadian Administrative Agent. Such borrowing will then be made available to the Canadian Borrower by the Canadian Administrative Agent crediting the account of the Canadian Borrower on the books of such office with the aggregate of the amounts made available to the Canadian Administrative Agent by the Canadian Lenders and in like funds as received by the Canadian Administrative Agent.

            (c) Acceptances purchased by any Canadian Lender may be held by it for its own account until maturity or sold by it at any time prior thereto in the relevant market therefor in Canada in such Canadian Lender's sole discretion. The doctrine of merger shall not apply with respect to any Acceptance held by a Lender at maturity.

            6.4 Stamping Fees. On the Borrowing Date with respect to each Acceptance, the Canadian Borrower shall pay to the Canadian Administrative Agent, for the account of the Canadian Lenders, a stamping fee at a rate per annum equal to the Applicable Margin in effect on such Borrowing Date for Eurodollar Loans, computed for the period from and including the Borrowing Date with respect to such Acceptance to but not including the maturity of such Acceptance, on the basis of a 365-day year, of the undiscounted face amount of such Acceptance.

            6.5 Acceptance Reimbursement Obligations. (a) The Canadian Borrower hereby unconditionally agrees to pay to the Canadian Administrative Agent for the account of each Canadian Lender, on the maturity date (whether at stated maturity, by acceleration or otherwise) for each Acceptance created by such Canadian Lender for the account of the Canadian Borrower, the aggregate undiscounted face amount of each such then-maturing Acceptance.

            (b) The obligation of the Canadian Borrower to reimburse the Canadian Lenders for then-maturing Acceptances may be satisfied by the Canadian Borrower by:

            (i) paying to the Canadian Administrative Agent, for the account of the Canadian Lenders, an amount in Canadian Dollars and in immediately available funds equal to the aggregate undiscounted face amount of all Acceptances created for the account of the Canadian Borrower hereunder which are then maturing by 12:00 Noon, Toronto time, on such maturity date; provided that the Canadian Borrower shall have given not less than one Business Day's prior notice to the Canadian Administrative Agent (which shall promptly notify each Canadian Lender thereof) of its intent to reimburse the Canadian Lenders in the manner contemplated by this clause (i);

            (ii) having new Drafts accepted and discounted by the Canadian Lenders in the manner contemplated by subsections 6.2 and 6.3 in substitution for the then-maturing Acceptances; provided that (A) the Canadian Borrower shall have delivered to the Canadian Administrative Agent (which shall promptly provide a copy thereof to each Canadian Lender) a duly completed Request for Acceptances not later than 2:00 P.M., Toronto time, one Business Day prior to such maturity date, together with the documents, instruments, certificates and other papers and information contemplated by subsections 6.2(a)(ii) and 6.2(a)(iii), (B) if any Default or Event of Default has occurred and is then continuing, the Request for Acceptances shall be deemed to be a request for a Canadian Revolving Credit Loan in an amount equal to the undiscounted face amount of the Acceptances requested, (C) each Canadian Lender shall retain the Acceptance Purchase Price for the Acceptance created by it and apply such Acceptance Purchase Price to the Acceptance Reimbursement Obligations of the Canadian Borrower in respect of the maturing Acceptance created by such Canadian Lender, (D) if the Acceptance Purchase Price so retained by such Canadian Lender is less than the undiscounted face amount of the then-maturing Acceptance, the Canadian Borrower shall have made arrangements reasonably satisfactory to such Canadian Lender for payment of such deficiency and (E) if the Acceptance Purchase Price so retained by the Canadian Lender is greater than the undiscounted face amount of the then-maturing Acceptance, the Canadian Lender shall make such excess available to the Canadian Administrative Agent, which in turn shall make such excess available to the Canadian Borrower, all in accordance with subsection 6.3(b); or

            (iii) to the extent that the Canadian Borrower has not given to the Canadian Administrative Agent a notice contemplated by clause (i) or (ii) above, then the Canadian Borrower shall be deemed to have requested a borrowing pursuant to subsection 5.1 of Canadian Revolving Credit Loans in an aggregate principal amount equal to the undiscounted face amount of such then-maturing Acceptance. The Borrowing Date with respect to such borrowing shall be the maturity date for such Acceptance. Except to the extent that any of the events contemplated by paragraph (i) of Section 15 with respect to the Canadian Borrower has occurred and is then continuing, each Canadian Lender shall be obligated to make the Canadian Revolving Credit Loan contemplated by this subsection 6.5(b)(iii) regardless of whether the conditions precedent to borrowing set forth in this Agreement are then satisfied. The proceeds of any Canadian Revolving Credit Loans made pursuant to this subsection 6.5(b)(iii) shall be retained by the Canadian Lenders and applied by them to the Acceptance Reimbursement Obligations of the Canadian Borrower in respect of the then-maturing Acceptance.

            (c) The unpaid amount of any such Acceptance Reimbursement Obligations shall be treated as a Canadian Revolving Credit Loan for the purposes hereof and interest shall accrue on the amount of any such unpaid Acceptance Reimbursement Obligation from the date such amount becomes due until paid in full at a fluctuating rate per annum equal to the rate which would then be payable on Canadian Revolving Credit Loans. Such interest shall be payable by the Canadian Borrower on demand by the Canadian Administrative Agent.

            (d) In no event shall the Canadian Borrower claim from any Canadian Lender any grace period with respect to the payment at maturity of any Acceptances created by such Canadian Lender pursuant to this Agreement.

            6.6 Converting Canadian Revolving Credit Loans to Acceptances and Acceptances to Canadian Revolving Credit Loans. (a) Subject to subsection 6.6(b), the Canadian Borrower may at any time and from time to time request that any then outstanding Canadian Revolving Credit Loan denominated in Canadian Dollars be converted into an Acceptance by delivering to the Canadian Administrative Agent (which shall promptly notify the General Administrative Agent and each Canadian Lender of its receipt thereof) a Request for Acceptances, together with a statement that the Acceptances so requested are to be created pursuant to this subsection 6.6(a), such notice to be given not later than one Business Day prior to the requested conversion date.

            (b) In the event that the Canadian Administrative Agent receives such a Request for Acceptances and the accompanying statement described in subsection 6.6(a), then the Canadian Borrower shall pay on the requested Borrowing Date to the Canadian Administrative Agent, for the account of the Canadian Lenders, the principal amount of the then outstanding Canadian Revolving Credit Loans being so converted, and each Canadian Lender shall accept and discount the Canadian Borrower's Draft having an aggregate face amount at least equal to the principal amount of the Canadian Revolving Credit Loans of such Canadian Lender which are then being repaid; it being understood and agreed that for the purposes of this subsection 6.6(b), such payment by the Canadian Borrower of such outstanding Canadian Revolving Credit Loans may be from the proceeds of such discounted Drafts, provided that, (i) following the occurrence and during the continuance of a Default or an Event of Default, no Acceptances may be created and (ii) no Acceptance which is permitted to be created hereunder shall have a maturity that extends beyond the Revolving Credit Termination Date.

            (c) The creation of Acceptances pursuant to this subsection 6.6 shall not be subject to the satisfaction of the conditions precedent to borrowing set forth in this Agreement.

            (d) The Canadian Borrower may elect from time to time to convert outstanding Acceptances to Canadian Revolving Credit Loans denominated in Canadian Dollars by giving the Canadian Administrative Agent at least one Business Day's irrevocable notice of such election prior to the maturity of such Acceptances; provided that any such conversion of Acceptances may only be made on the maturity thereof.

            6.7 Allocation of Acceptances. The Canadian Borrower hereby agrees that each Request for Acceptances, reimbursement of Acceptances and conversion of Canadian Revolving Credit Loans to Acceptances shall be made in a manner so that any such Request for Acceptances, reimbursement or conversion shall apply ratably to all Canadian Lenders in accordance with their respective Canadian Revolving Credit Commitment Percentages. In the event that the aggregate undiscounted face amount of Acceptances requested by the Canadian Borrower to be created by all Canadian Lenders hereunder pursuant to any Request for Acceptances is an amount which, if divided ratably among the Canadian Lenders in accordance with their respective Canadian Revolving Credit Commitment Percentages, would not result in each Canadian Lender accepting a Draft which has an undiscounted face amount equal to C$100,000 or a whole multiple of C$100,000 in excess thereof, then, notwithstanding any provision in this subsection 6.7 to the contrary, the Canadian Administrative Agent is authorized by the Canadian Borrower and the Canadian Lenders to allocate among the Canadian Lenders the Acceptances to be issued in such manner and amounts as the Canadian Administrative Agent may, in its sole discretion, acting reasonably, consider necessary, rounding up or down, so as to ensure that no Canadian Lender is required to accept a Draft for a fraction of $100,000 and, in such event, the Canadian Lenders' ratable share with respect to such Acceptances shall be adjusted accordingly.

            6.8 Special Provisions Relating to Acceptance Notes. (a) The Canadian Borrower and each Canadian Lender hereby acknowledge and agree that from time to time certain Canadian Lenders which are not Canadian chartered banks or which are Schedule II Canadian Lenders may not be authorized to or may, as a matter of general corporate policy, elect not to accept Drafts, and the Canadian Borrower and each Canadian Lender agree that any such Canadian Lender may purchase Acceptance Notes of the Canadian Borrower in accordance with the provisions of subsection 6.8(b) in lieu of creating Acceptances for its account.

            (b) In the event that any Canadian Lender described in subsection 6.8(a) above is unable to, or elects as a matter of general corporate policy not to, create Acceptances hereunder, such Canadian Lender shall not create Acceptances hereunder, but rather, if the Canadian Borrower requests the creation of such Acceptances, the Canadian Borrower shall deliver to such Canadian Lender non-interest bearing promissory notes (each, an "Acceptance Note") of the Canadian Borrower, substantially in the form of Exhibit E, having the same maturity as the Acceptances to be created and in an aggregate principal amount equal to the undiscounted face amount of such Acceptances. Each such Canadian Lender hereby agrees to purchase Acceptance Notes from the Canadian Borrower at a purchase price equal to the Acceptance Purchase Price which would have been applicable if a Draft in the same aggregate face amount as the principal amount of its Acceptance Notes and of the same maturity had been accepted by it (less any stamping fee which would have been paid pursuant to subsection 6.4 if such Lender had created an Acceptance) and such Acceptance Notes shall be governed by the provisions of this Section 6 as if they were Acceptances.

            6.9 Existing Acceptances and Acceptance Notes. Any Acceptances or Acceptance Notes that (i) are outstanding under the Existing Credit Agreement on the Closing Date and (ii) were created by or issued to, as the case may be, lenders under the Existing Credit Agreement that are also Lenders hereunder, shall continue to be outstanding as Acceptances or Acceptance Notes, as the case may be, under this Agreement from and after the Closing Date and shall be governed by the terms hereof as if such Acceptances and Acceptance Notes had been created or issued hereunder.

            SECTION 7. AMOUNT AND TERMS OF MULTICURRENCY COMMITMENT

            7.1 Multicurrency Commitments. Subject to the terms and conditions hereof, each Multicurrency Lender severally agrees to make revolving credit loans (each, a "Multicurrency Loan") in any Available Foreign Currency to the U.S. Borrower or any Foreign Subsidiary Borrower from time to time during the Revolving Credit Commitment Period so long as after giving effect thereto (i) the Available Multicurrency Commitment of such Multicurrency Lender is greater than or equal to zero, (ii) the aggregate outstanding principal amount of Multicurrency Loans does not exceed an amount of which the U.S. Dollar Equivalent is $750,000,000 and (iii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments. During the Revolving Credit Commitment Period, the U.S. Borrower and Foreign Subsidiary Borrowers may use the Multicurrency

Commitments by borrowing, repaying the Multicurrency Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

            7.2 Repayment of Multicurrency Loans; Evidence of Debt. (a) Each of the U.S. Borrower and each Foreign Subsidiary Borrower hereby unconditionally promises to pay to the General Administrative Agent for the account of each Multicurrency Lender the then unpaid principal amount of each Multicurrency Loan of such Multicurrency Lender to such Borrower on the Revolving Credit Termination Date and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement. Each of the U.S. Borrower and each Foreign Subsidiary Borrower hereby further agrees to pay interest on the unpaid principal amount of the Multicurrency Loans advanced to it and from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in subsection 9.1.

            (b) Each Multicurrency Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Multicurrency Lender resulting from each Multicurrency Loan of such Multicurrency Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Multicurrency Lender from time to time under this Agreement.

            (c) The General Administrative Agent shall maintain the Register pursuant to subsection 17.6(d), and a subaccount therein for each Multicurrency Lender, in which shall be recorded (i) the date and amount of each Multicurrency Loan made hereunder, (ii) the date and amount of any principal or interest due and payable or to become due and payable from each Borrower to each Multicurrency Lender hereunder in respect of the Multicurrency Loans and (iii) both the date and amount of any sum received by the General Administrative Agent hereunder from each Borrower in respect of the Multicurrency Loans and each Multicurrency Lender's share thereof.

            (d) The entries made in the Register and the accounts of each Multicurrency Lender maintained pursuant to subsection 7.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Multicurrency Lender or the General Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of such Borrower to repay (with applicable interest) the Multicurrency Loans made to such Borrower by such Multicurrency Lender in accordance with the terms of this Agreement.

            7.3 Procedure for Multicurrency Borrowing. The U.S. Borrower or any Foreign Subsidiary Borrower may request the Multicurrency Lenders to make Multicurrency Loans during the Revolving Credit Commitment Period on any Business Day by delivering a Notice of Multicurrency Loan Borrowing. Each borrowing under the Multicurrency Commitments shall be in an amount in an Available Foreign Currency of which the U.S. Dollar Equivalent is equal to at least $10,000,000 (or, if the then Aggregate Available Multicurrency Commitments are less than $10,000,000, such lesser amount). Upon receipt of any such Notice of Multicurrency Borrowing from any Borrower, the General Administrative Agent shall promptly notify each Multicurrency Lender thereof. Not later than the funding time for the relevant Available Foreign Currency set forth in the Administrative Schedule, each Multicurrency Lender shall make an amount equal to its Multicurrency Commitment Percentage of the principal amount of Multicurrency Loans requested to be made on such Borrowing Date available to the General Administrative Agent at the funding office for the relevant Available Foreign Currency set forth in the Administrative Schedule in the relevant Available Foreign Currency and in immediately available funds. The amounts made available by each Multicurrency Lender will then be made available on such

Borrowing Date to the relevant Borrower at the funding office for the relevant Available Foreign Currency set forth in the Administrative Schedule and in like funds as received by the General Administrative Agent.

            7.4 Termination or Reduction of Multicurrency Commitments. The U.S. Borrower shall have the right, upon not less than three Business Days' notice to the General Administrative Agent, to terminate the Multicurrency Commitments or, from time to time, to reduce the amount of the Multicurrency Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Available Multicurrency Commitment of any Multicurrency Lender would be less than zero. Any such reduction shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Multicurrency Commitments then in effect.

            7.5 Redenomination and Alternative Currencies. Each obligation under this Agreement of a party to this Agreement which has been denominated in the National Currency Unit of a Subsequent Participant state shall be redenominated into the euro unit in accordance with EMU Legislation immediately upon such Subsequent Participant becoming a Participating Member State (but otherwise in accordance with EMU Legislation).

            SECTION 8. LETTERS OF CREDIT

            8.1 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees, and any other Issuing Lender may, as agreed between the U.S. Borrower and such Issuing Lender, agree, on behalf of the U.S. Revolving Lenders, and in reliance on the agreement of the Lenders set forth in subsection 8.3, to issue for the account of the U.S. Borrower (or in connection with any Foreign Letter of Credit, for the joint and several accounts of the U.S. Borrower and such applicable Foreign Subsidiary) letters of credit in an aggregate face amount not to exceed at any time outstanding an amount of which the U.S. Dollar Equivalent is $400,000,000, as follows:

            (i) standby letters of credit (collectively, the "Standby Letters of Credit") in the form of either (A) the Issuing Lender's standard standby letter of credit or (B) a letter of credit reasonably satisfactory to the Issuing Lender, and in either case, in favor of such beneficiaries as the U.S. Borrower shall specify from time to time (which shall be reasonably satisfactory to the Issuing Lender); and

            (ii) commercial letters of credit in the form of the Issuing Lender's standard commercial letters of credit ("Commercial Letters of Credit") in favor of sellers of goods or services to the U.S. Borrower, its Subsidiaries or joint ventures (the Standby Letters of Credit and Commercial Letters of Credit being referred to collectively as the "Letters of Credit");

provided that on the date of the issuance of any Letter of Credit, and after giving effect to such issuance, (i) the Available U.S. Revolving Credit Commitment of each U.S. Revolving Lender is greater than or equal to zero and
(ii) the Aggregate Total Revolving Outstandings of all Lenders do not exceed the Aggregate U.S. Revolving Credit Commitments at such time. Each Standby Letter of Credit shall (i) have an expiry date no later than one year from the date of issuance thereof or, if earlier, the Revolving Credit Termination Date and (ii) be denominated in Dollars or another freely-convertible currency acceptable to the Issuing Lender. Each Commercial Letter of Credit shall (i) provide for the payment of sight drafts when presented for honor thereunder, or of time drafts, in each case in accordance with the terms thereof and when accompanied by the documents described or when such documents are presented, as the case may be,
(ii) be denominated in Dollars or another freely-convertible currency acceptable to the

Issuing Lender and (iii) have an expiry date no later than six months from the date of issuance thereof or, if earlier, five Business Days prior to the Revolving Credit Termination Date.

            (b) Pursuant to the Existing Credit Agreement, JPMorgan Chase Bank, as Issuing Lender, has issued certain letters of credit which are outstanding on the Restatement Date (the "Existing Letters of Credit"). From and after the Restatement Date, the Existing Letters of Credit shall for all purposes be deemed to be Letters of Credit outstanding under this Agreement.

            8.2 Procedure for Issuance of Letters of Credit. The U.S. Borrower may from time to time request, upon at least three Business Days' notice, the Issuing Lender to issue a Letter of Credit by delivering to such Issuing Lender at its address specified in subsection 17.2 a Letter of Credit Application, completed to the satisfaction of such Issuing Lender, together with such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Upon receipt of any Letter of Credit Application from the U.S. Borrower, or, in the case of a Foreign Letter of Credit, from the U.S. Borrower and the Foreign Subsidiary that is an account party on such Letter of Credit, such Issuing Lender will promptly, but in no event later than five Business Days following receipt of such Letter of Credit Application, notify each U.S. Revolving Lender thereof. Upon receipt of any Letter of Credit Application, the Issuing Lender will process such Letter of Credit Application, and the other certificates, documents and other papers delivered in connection therewith, in accordance with its customary procedures and shall promptly issue such Letter of Credit (but in no event earlier than three Business Days after receipt by such Issuing Lender of the Letter of Credit Application relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof and by furnishing a copy thereof to the U.S. Borrower and the Participating Lenders. In addition, the U.S. Borrower may from time to time agree with Issuing Lenders other than JPMorgan Chase Bank upon procedures for issuance by such Issuing Lenders of Letters of Credit and cause Letters of Credit to be issued by following such procedures. Such procedures shall be reasonably satisfactory to the General Administrative Agent. Prior to the issuance of any Letter of Credit, the Issuing Lender will confirm with the General Administrative Agent that the issuance of such Letter of Credit is permitted pursuant to Section 8 and subsection 11.2. Additionally, each Issuing Lender and the U.S. Borrower shall inform the General Administrative Agent of any modifications made to outstanding Letters of Credit, of any payments made with respect to such Letters of Credit, and of any other information regarding such Letters of Credit as may be reasonably requested by the General Administrative Agent, in each case pursuant to procedures established by the General Administrative Agent.

            8.3 Participating Interests. In the case of each Existing Letter of Credit, effective on the Restatement Date, and in the case of each Letter of Credit issued in accordance with the terms hereof on or after the Restatement Date, effective as of the date of the issuance thereof, the Issuing Lender in respect of such Letter of Credit agrees to allot, and does allot, to each other U.S. Revolving Lender, and each such U.S. Revolving Lender severally and irrevocably agrees to take and does take, a Participating Interest in such Letter of Credit and the related Letter of Credit Application in a percentage equal to such U.S. Revolving Lender's U.S. Revolving Credit Commitment Percentage. On the date that any purchasing Lender becomes a party to this Agreement in accordance with subsection 17.6, Participating Interests in any outstanding Letter of Credit held by the U.S. Revolving Lender from which such purchasing Lender acquired its interest hereunder shall be proportionately reallotted between such purchasing Lender and such transferor U.S. Revolving Lender. Each Participating Lender hereby agrees that its obligation to participate in each Letter of Credit issued in accordance with the terms hereof and to pay or to reimburse the Issuing Lender in respect of such Letter of Credit for its participating share of the drafts drawn thereunder shall be irrevocable and unconditional; provided that no Participating Lender shall be liable for the payment of any amount under subsection 8.4(b) resulting solely from such Issuing Lender's gross negligence or willful misconduct.

            8.4 Payments. (a) The U.S. Borrower agrees (and in the case of a Foreign Letter of Credit, the Foreign Subsidiary for whose account such Letter of Credit was issued shall also agree, jointly and severally) (i) to reimburse the General Administrative Agent for the account of the relevant Issuing Lender, forthwith upon its demand and otherwise in accordance with the terms of the Letter of Credit Application, if any, relating thereto, for any payment made by such Issuing Lender under any Letter of Credit issued by such Issuing Lender for its account and (ii) to pay to the General Administrative Agent for the account of such Issuing Lender, interest on any unreimbursed portion of any such payment from the date of such payment until reimbursement in full thereof at a fluctuating rate per annum equal to the rate then borne by ABR Loans pursuant to subsection 9.1(b) plus, without duplication of any premium payable pursuant to
Section 9.1(f)) 2%; provided, that such 2% premium shall not be payable until the date that is two Business Days after the date on which the U.S. Borrower has been so notified by the General Administrative Agent.

            (b) In the event that an Issuing Lender makes a payment under any Letter of Credit and is not reimbursed in full therefor, forthwith upon demand of such Issuing Lender, and otherwise in accordance with the terms hereof or of the Letter of Credit Application, if any, relating to such Letter of Credit, such Issuing Lender will promptly through the General Administrative Agent notify each Participating Lender that acquired its Participating Interest in such Letter of Credit from such Issuing Lender. No later than the close of business on the date such notice is given (if such notice is received by such Participating Lender by 12:00 Noon, otherwise no later than 12:00 Noon of the immediately following Business Day), each such Participating Lender will transfer to the General Administrative Agent, for the account of such Issuing Lender, in immediately available funds, an amount equal to such Participating Lender's pro rata share of the unreimbursed portion of such payment. Upon its receipt from such Participating Lender of such amount, such Issuing Lender will, if so requested by such Participating Lender, complete, execute and deliver to such Participating Lender a Letter of Credit Participation Certificate dated the date of such receipt and in such amount.

            (c) Whenever, at any time, after an Issuing Lender has made payment under a Letter of Credit and has received from any Participating Lender such Participating Lender's pro rata share of the unreimbursed portion of such payment, such Issuing Lender receives any reimbursement on account of such unreimbursed portion or any payment of interest on account thereof, such Issuing Lender will distribute to the General Administrative Agent, for the account of such Participating Lender, its pro rata share thereof; provided, however, that in the event that the receipt by such Issuing Lender of such reimbursement or such payment of interest (as the case may be) is required to be returned, such Participating Lender will promptly return to the General Administrative Agent, for the account of such Issuing Lender, any portion thereof previously distributed by such Issuing Lender to it.

            8.5 Further Assurances. (a) The U.S. Borrower hereby agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by an Issuing Lender more fully to effect the purposes of this Agreement and the issuance of the Letters of Credit hereunder.

            (b) It is understood that in connection with certain Letters of Credit it may be customary for the Issuing Lender in respect thereof to obtain an opinion of its counsel relating to such Letter of Credit, and each Issuing Lender that issues such a Letter of Credit agrees to cooperate with the

U.S. Borrower in obtaining such customary opinion, which opinion shall be at the U.S. Borrower's expense unless otherwise agreed to by such Issuing Lender.

            8.6 Obligations Absolute. The payment obligations of the U.S. Borrower and any Foreign Subsidiary Borrower under subsection 8.4 shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, under the following circumstances:

            (a) the existence of any claim, set-off, defense or other right which the U.S. Borrower or the relevant Foreign Subsidiary Borrower may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Lender or any Participating Lender, or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction;

            (b) any statement or any other document presented under any Letter of Credit opened for its account proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except under circumstances involving the gross negligence or willful misconduct of the Issuing Lender; or

            (c) payment by an Issuing Lender under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, except payment resulting solely from the gross negligence or willful misconduct of such Issuing Lender; or

            (d) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of such Issuing Lender.

            8.7 Letter of Credit Application. To the extent not inconsistent with the terms of this Agreement (in which case the provisions of this Agreement shall prevail), provisions of any Letter of Credit Application related to any Letter of Credit are supplemental to, and not in derogation of, any rights and remedies of the Issuing Lenders and the Participating Lenders under this Section 8 and applicable law. Each of the U.S. Borrower and each Foreign Subsidiary Borrower acknowledges and agrees that all rights of the Issuing Lender under any Letter of Credit Application shall inure to the benefit of each Participating Lender to the extent of its Participating Interest as fully as if such Participating Lender was a party to such Letter of Credit Application.

            8.8 Currency Adjustments. (a) Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating any fee in respect of any Letter of Credit in respect of any Business Day, the General Administrative Agent shall convert the amount available to be drawn under any Letter of Credit denominated in a currency other than U.S. Dollars into an amount of U.S. Dollars based upon the Exchange Rate.

            (b) Notwithstanding anything to the contrary contained in this
Section 8, prior to demanding any reimbursement from the Participating Lenders pursuant to subsection 8.4(b) in respect of any Letter of Credit denominated in a currency other than U.S. Dollars, the Issuing Lender shall convert the relevant Borrower's obligation under subsection 8.4 to reimburse the Issuing Lender in such currency into an obligation to reimburse the Issuing Lender in U.S. Dollars. The U.S. Dollar amount of the reimbursement obligation of the relevant Borrower and the Participating Lenders shall be computed by the Issuing Lender based upon the Exchange Rate in effect for the day on which such conversion occurs.

            SECTION 9. GENERAL PROVISIONS APPLICABLE TO LOANS

            9.1 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin in effect for such day.

            (b) Each ABR Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Alternate Base Rate for such day, plus the Applicable Margin in effect on such day.

            (c) Each Prime Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Prime Rate for such day, plus the Applicable Margin in effect on such day.

            (d) Each Canadian Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Canadian Base Rate for such day, plus the Applicable Margin in effect on such day.

            (e) Each Multicurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such Interest Period plus the Applicable Margin in effect for such day.

            (f) (i) If all or a portion of the principal amount of any Loan, Acceptance or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 9.1 plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Revolving Loans that are ABR Loans plus 2%, and (ii) if all or any portion of any interest payable on any Loan or Reimbursement Obligation or any fee or other amount hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans under the relevant facility plus 2% (or, in the case of any such other amounts that do not relate to a particular facility, the rate then applicable to Revolving Loans that are ABR Loans).

            (g) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (f) of this subsection shall be payable from time to time on demand.

            (h) Each Money Market Rate Swing Line Loan shall bear interest during the interest period applicable thereto at a rate per annum equal to the applicable Money Market Rate; provided, that any Money Market Rate Swing Line Loan in which Lenders purchase participating interests pursuant to subsection 3.5(a) shall, from and after the date of such purchase, bear interest until the end of the interest period applicable thereto at a rate per annum equal to the Alternate Base Rate.

            (i) Each Swing Line Multicurrency Loan denominated in euros or Pound Sterling shall bear interest for each day during each Interest Period with respect thereto at the Swing Line

Multicurrency Rate determined for such Interest Period plus the Applicable Margin then in effect for Eurodollar Loans.

            (j) Each European Swing Line Multicurrency Dollar Loan shall bear interest for each day during each Interest Period with respect thereto at the Eurodollar Rate determined for such Interest Period plus the Applicable Margin then in effect for Eurodollar Loans.

            9.2 Conversion and Continuation Options. (a) The U.S. Borrower may elect from time to time to convert outstanding Eurodollar Loans (in whole or in part) to ABR Loans by giving the General Administrative Agent prior to 12:00 Noon, New York City time, at least one Business Day's prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto unless the U.S. Borrower shall agree to pay the costs associated therewith as set forth in subsection 9.11(d). The U.S. Borrower may elect from time to time to convert outstanding ABR Loans made to it (other than Swing Line Loans) (in whole or in part) to Eurodollar Loans by giving the General Administrative Agent prior to 12:00 Noon, New York City time, at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the General Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no ABR Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the General Administrative Agent or the Majority Lenders have determined that such conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, subsection 9.3 shall not have been violated, (iii) no ABR Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date and (iv) Swing Line Loans may not be converted to Eurodollar Loans.

            (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the U.S. Borrower giving notice to the General Administrative Agent of the length of the next Interest Period to be applicable to such Loans determined in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the General Administrative Agent or the Majority Lenders have determined that such continuation is not appropriate, (ii) if, after giving effect thereto, subsection 9.3 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date, and provided, further, that if the U.S. Borrower shall fail to give such notice or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

            (c) Any Multicurrency Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the U.S. Borrower or the relevant Foreign Subsidiary Borrower giving a Notice of Multicurrency Loan Continuation, provided, that if the relevant Foreign Subsidiary Borrower shall fail to give such Notice of Multicurrency Loan Continuation, such Multicurrency Loans shall automatically be continued for an Interest Period of one month.

            9.3 Minimum Amounts of Tranches. (a) All borrowings, conversions and continuations of Term Loans, U.S. Revolving Credit Loans and Multicurrency Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof, (ii) the aggregate principal amount of the Multicurrency Loans comprising each Tranche shall be in an amount of which the U.S. Dollar Equivalent is at least $2,500,000 (determined at the time of borrowing or continuation) and (iii) there shall not be more than 25 Tranches at any one time outstanding.

            (b) All Acceptances created hereunder, all conversions and continuations thereof and all selections of maturity dates with respect thereto shall be made pursuant to such elections so that, after giving effect thereto, there shall be no more than 10 Acceptance Tranches at any one time outstanding.

            9.4 Optional and Mandatory Prepayments. (a) The U.S. Borrower may at any time and from time to time prepay Term Loans, U.S. Revolving Credit Loans and/or Swing Line Dollar Loans (other than Money Market Rate Swing Line Loans), in whole or in part without premium or penalty upon at least three Business Days' irrevocable notice to the General Administrative Agent (in the case of Eurodollar Loans) and at least one Business Day's irrevocable notice to the General Administrative Agent (in the case of Term Loans or U.S. Revolving Credit Loans that are ABR Loans) specifying the date and amount of prepayment and whether the prepayment of Term Loans or U.S. Revolving Credit Loans, as applicable, is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon the receipt of any such notice the General Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of the Term Loans and the U.S. Revolving Credit Loans shall be in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or in such lower amount as may be then outstanding). Partial prepayments of the Swing Line Dollar Loans shall be in aggregate principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or in such lower amount as may be then outstanding). Amounts prepaid on account of the Term Loans may not be reborrowed. Optional prepayments of the Term Loans shall be applied to the remaining installments in the order directed by the U.S. Borrower.

            (b) The Canadian Borrower may at any time and from time to time prepay, without premium or penalty, the Canadian Revolving Credit Loans, in whole or in part, upon at least one Business Day's irrevocable notice to the Canadian Administrative Agent specifying the date and amount of prepayment. Upon the receipt of any such notice, the Canadian Administrative Agent shall promptly notify each Canadian Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of Canadian Revolving Credit Loans shall be in an aggregate principal amount of C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof (in the case of Canadian Revolving Credit Loans denominated in Canadian Dollars), U.S.$5,000,000 or a whole multiple of U.S.$1,000,000 in excess thereof (in the case of Canadian Revolving Credit Loans denominated in U.S. Dollars), or in such lower amount as may be then outstanding for either denomination.

            (c) The U.S. Borrower and Foreign Subsidiary Borrowers may at any time and from time to time prepay, without premium or penalty, the Multicurrency Loans and/or Swing Line Multicurrency Loans, in whole or in part, upon at least three Business Days' irrevocable notice to the General Administrative Agent specifying the date and amount of prepayment. Upon the receipt of any such notice, the General Administrative Agent shall promptly notify each Multicurrency Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments of Multicurrency Loans shall be in an aggregate principal amount of which the U.S. Dollar Equivalent is at least $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of the Swing Line Multicurrency Loans shall be in aggregate principal amount of which the U.S. Dollar Equivalent is at least $100,000 or a whole multiple of $100,000 in excess thereof (or in such lower amount as may be then outstanding).

            (d) If, at any time during the Revolving Credit Commitment Period, for any reason the Aggregate Total Revolving Outstandings of all Lenders exceed the Aggregate U.S. Revolving Credit Commitments then in effect by more than 5%, or the Aggregate Committed Revolving Outstandings of any Lender exceeds the Revolving Credit Commitment of such Lender then in effect by more than 5%, (i) the U.S. Borrower shall, upon learning thereof or upon the request of the General Administrative Agent, immediately prepay the Swing Line Dollar Loans and the U.S. Revolving Credit Loans and/or (ii) the Canadian Borrower shall, upon learning thereof or upon the request of the General Administrative Agent, immediately prepay the Canadian Revolving Credit Loans and/or (iii) the U.S. Borrower or the relevant Foreign Subsidiary Borrower shall, upon learning thereof or upon the request of the General Administrative Agent, immediately prepay the Swing Line Multicurrency Loans and the Multicurrency Loans, in an aggregate principal amount at least sufficient to reduce any such excess to 0%; provided, however, that nothing in this subsection shall be construed as requiring the Canadian Borrower to so prepay in amounts (i) that would be in violation of, and its obligations to so prepay are subject to, the restrictions on financial assistance set out in the Business Corporations Act (Ontario) or
(ii) outstanding by way of Acceptances; and, provided, further, that the preceding proviso shall not be construed in any way as limiting or derogating from the obligations of the Borrowers (other than the Canadian Borrower) set out in this subsection.

            (e) Notwithstanding the foregoing, mandatory prepayments of Revolving Credit Loans or Multicurrency Loans that would otherwise be required pursuant to this subsection 9.4 solely as a result of fluctuations in Exchange Rates from time to time shall only be required to be made pursuant to this subsection 9.4 on the last Business Day of each month on the basis of the Exchange Rate in effect on such Business Day.

            (f) The U.S. Borrower shall prepay all Swing Line Dollar Loans then outstanding (other than Money Market Rate Swing Line Loans) simultaneously with each borrowing of U.S. Revolving Credit Loans.

            (g) The U.S. Borrower or the relevant Foreign Subsidiary Borrower shall prepay all Swing Line Multicurrency Loans then outstanding (other than Money Market Rate Swing Line Loans) simultaneously with each borrowing by such Borrower of Multicurrency Loans in the same currency as that in which such outstanding Swing Line Multicurrency Loans are denominated.

            (h) If any Indebtedness shall be incurred by the U.S. Borrower or any of its Subsidiaries (excluding any Indebtedness permitted to be incurred by this Agreement), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans as set forth in Section 9.4(l).

            (i) If on any date the U.S. Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on the third Business Day after receipt thereof toward the prepayment of the Term Loans as set forth in Section 9.4(l); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales that may be excluded from the foregoing prepayment requirement pursuant to a Reinvestment Notice shall not exceed $400,000,000 in any fiscal year of the U.S. Borrower and
(ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 9.4(l).

            (j) If on any date the U.S. Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on the third Business Day after receipt thereof toward the prepayment of the Term Loans as set forth in Section 9.4(l); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Recovery Events that may be excluded from the foregoing prepayment requirement pursuant to a Reinvestment Notice shall not exceed $400,000,000 in any fiscal year of the U.S. Borrower and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in
Section 9.4(l).

            (k) If there is any balance in (or credited to) the 2008/2009 Collateral Account on May 15, 2009, then such amount shall be applied on such date to the prepayment of the Term Loans.

            (l) Amounts to be applied to prepayments of the Term Loans made pursuant to paragraphs (h), (i), (j) and (k) above shall be applied ratably to then remaining installments. The application of any prepayment pursuant to paragraphs (h), (i), (j) and (k) above shall be made, first, to ABR Loans and, second, to Eurodollar Loans.

            (m) Each prepayment of Loans pursuant to this subsection 9.4 (except in the case of Term Loans or Revolving Credit Loans that are ABR Loans, Swing Line Dollar Loans and Canadian Base Rate Loans) shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under subsection 9.11 in connection with such prepayment.

            9.5 Facility Fees; Other Fees. (a) The U.S. Borrower agrees to pay to the General Administrative Agent, for the account of each U.S. Revolving Lender, a facility fee for the period from and including the Closing Date to but excluding the date the Revolving Credit Commitments have terminated and the Obligations owed under the Revolving Credit Facility have been paid in full; each such facility fee shall be computed at the Facility Fee Rate on the amount of the U.S. Revolving Credit Commitment (or, following the termination of the Revolving Credit Commitments, on the amount of the Aggregate Total Revolving Outstandings of each Lender) of such U.S. Revolving Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December, on the Revolving Credit Termination Date or such earlier date on which the U.S. Revolving Credit Commitments shall terminate as provided herein and on demand thereafter, commencing on the first such date to occur after the date hereof. Each U.S. Common Lender and its Counterpart Lender may elect, upon notice to the U.S. Borrowers and the Administrative Agents, to have all or a portion of the facility fees owed to such U.S. Common Lender by the U.S. Borrower paid by the Canadian Borrower in Canadian Dollars directly to the Canadian Administrative Agent for the account of such U.S. Common Lender's Counterpart Lender. Each U.S. Common Lender and its Counterpart Lender may make such election no more often than once in any year. If any such election is made, amounts otherwise due in U.S. Dollars in respect of facility fees shall be converted to Canadian Dollars at the then Exchange Rate on the date which is one Business Day prior to the date such amount is due.

            (b) The U.S. Borrower shall pay (without duplication of any other fee payable under this subsection 9.5) to JPMorgan Chase Bank and BofA, for their respective accounts, all fees separately agreed to by the U.S. Borrower and JPMorgan Chase Bank or BofA, as the case may be.

            (c) The Canadian Borrower shall (without duplication of any other fee payable under this subsection 9.5) pay to the Canadian Administrative Agent all fees separately agreed to by the Canadian Borrower and the Canadian Administrative Agent.

            (d) The U.S. Borrower shall (without duplication of any other fee payable under this subsection 9.5) pay to the General Administrative Agent all fees separately agreed to by the U.S. Borrower and the General Administrative Agent.

            (e) In lieu of any letter of credit commissions and fees provided for in any Letter of Credit Application (other than any standard issuance, amendment and negotiation fees), the U.S. Borrower will pay the General Administrative Agent, (i) for the account of the Issuing Lender, a non-refundable fronting fee equal to 0.125% per annum and (ii) for the account of the U.S. Revolving Lenders, a non-refundable Letter of Credit fee equal to the Applicable Margin then in effect with respect to Eurodollar Loans that are Revolving Credit Loans less 0.125%, in each case on the amount available to be drawn under such Letter of Credit. Such fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be calculated on the average daily amount available to be drawn under the Letters of Credit.

            (f) The U.S. Borrower agrees to pay the Issuing Lender for its own account its customary administration, amendment, transfer and negotiation fees charged by the Issuing Lender in connection with its issuance and administration of Letters of Credit.

            9.6 Computation of Interest and Fees. (a) Interest based on the Eurodollar Rate, the Eurocurrency Rate, the Swing Line Multicurrency Rate, the Money Market Rate or the Alternate Base Rate when it is based upon the Federal Funds Effective Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; and facility fees and interest (other than interest based upon the Eurodollar Rate, the Eurocurrency Rate, the Swing Line Multicurrency Rate, the Money Market Rate or the Alternate Base Rate when it is based upon the Federal Funds Effective Rate) shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The General Administrative Agent shall as soon as practicable notify the U.S. Borrower and the Lenders of each determination of a Eurodollar Rate or Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective. The General Administrative Agent shall as soon as practicable notify the U.S. Borrower and the Lenders of the effective date and the amount of each such change in the Alternate Base Rate, and the Canadian Administrative Agent shall as soon as practicable notify the U.S. Borrower and Canadian Borrower and the Canadian Lenders of each such change in the Prime Rate and the Canadian Base Rate; provided that a failure by the General Administrative Agent or the Canadian Administrative Agent to notify the U.S. Borrower or the Canadian Borrower of such respective rate changes does not affect the obligation of the U.S. Borrower or the Canadian Borrower to pay interest at the applicable rate as changed. For purposes of the Interest Act (Canada), whenever any interest under this Agreement is calculated based on a period which is less than a year (the "Lesser Period"), the interest rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on such Lesser Period, (ii) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable ends, and (iii) divided by the number of days in such Lesser Period. The rates of interest specified in this Agreement are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

            (b) Each determination of an interest rate by the General Administrative Agent or the Canadian Administrative Agent, as the case may be, pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. Each Administrative Agent shall, at the request of a Borrower, deliver to such Borrower a statement showing in reasonable detail the calculations used by such Administrative Agent in determining any interest rate pursuant to subsection 9.1(a).

            9.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the General Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the Eurocurrency Rate, as the case may be, for such Interest Period, or

            (b) the General Administrative Agent has received notice from the Majority Lenders that the Eurodollar Rate or Eurocurrency Rate, as the case may be, determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Loans or Multicurrency Loans, as the case may be, during such Interest Period, the General Administrative Agent shall give telecopy or telephonic notice thereof to the U.S. Borrower and the Lenders as soon as practicable thereafter. Until such time as the Eurodollar Rate or the Eurocurrency Rate, as the case may be, can be determined by the General Administrative Agent in the manner specified in the definitions of such terms in subsection 1.1, no further Eurodollar Loans or Multicurrency Loans (with respect to the Available Foreign Currency for which the Eurocurrency Rate cannot be determined only) shall be continued as such at the end of the then current Interest Periods or (other than any Eurodollar Loans or Multicurrency Loans previously requested and with respect to which the Eurodollar Rate or Eurocurrency Rate, as the case may be, was determined) shall be made, nor shall the U.S. Borrower have the right to convert ABR Loans into Eurodollar Loans.

            9.8 Pro Rata Treatment and Payments. (a) (i) Except as provided in subsection 2.5, each borrowing of U.S. Revolving Credit Loans by the U.S. Borrower from the U.S. Revolving Lenders hereunder shall be made pro rata according to the U.S. Dollar Funding Commitment Percentages of the U.S. Revolving Lenders in effect on the date of such borrowing. Each borrowing of Term Loans by the U.S. Borrower from the Term Lenders hereunder shall be made pro rata according to the Term Percentages of the Term Lenders in effect on the date of such borrowing. Each payment by the U.S. Borrower on account of any facility fee hereunder shall be allocated by the General Administrative Agent among the U.S. Revolving Lenders in accordance with the respective amounts which such U.S. Revolving Lenders are entitled to receive pursuant to subsection 9.5(a). Any reduction of the U.S. Revolving Credit Commitments of the U.S. Revolving Lenders shall be allocated by the General Administrative Agent among the U.S. Revolving Lenders pro rata according to the U.S. Revolving Credit Commitment Percentages of the U.S. Revolving Lenders. Except as provided in subsection 2.5 or subsection 9.4(d), each payment (other than any optional prepayment) by the U.S. Borrower on account of principal of or interest on the U.S. Revolving Credit Loans or the CAF Advances shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts thereof then due and owing to each U.S. Revolving Lender. Each optional prepayment by the U.S. Borrower on account of principal of or interest on the U.S. Revolving Credit Loans shall be allocated by the General Administrative Agent pro rata according to the respective outstanding principal amounts thereof. Each payment (including any optional prepayment) by the U.S. Borrower on account of principal of or interest on the Term Loans shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts thereof then due and owing to each Term Lender. All payments (including prepayments) to be made by the U.S. Borrower hereunder (other than with respect to Multicurrency

Loans), whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the General Administrative Agent, for the account of the U.S. Revolving Lenders or the Term Lenders, as applicable, at the General Administrative Agent's office specified in subsection 17.2, in Dollars and in immediately available funds. The General Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

            (ii) Each borrowing of Canadian Revolving Credit Loans by the Canadian Borrower from the Canadian Lenders hereunder shall be made, and any reduction of the Canadian Revolving Credit Commitments of the Canadian Lenders shall be allocated by the Canadian Administrative Agent, pro rata according to the Canadian Revolving Credit Commitment Percentages of the Canadian Lenders. Except as provided in subsection 9.4(d), each payment (other than any optional prepayment) by the Canadian Borrower on account of principal of or interest on the Canadian Revolving Credit Loans shall be allocated by the Canadian Administrative Agent pro rata according to the respective principal amounts of the Canadian Revolving Credit Loans then due and owing to each Canadian Lender. Each optional prepayment by the Canadian Borrower on account of principal of or interest on the Canadian Revolving Credit Loans shall be allocated by the Canadian Administrative Agent pro rata according to the respective outstanding principal amounts thereof. All payments (including prepayments) to be made by the Canadian Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, Toronto time, on the due date thereof to the Canadian Administrative Agent, for the account of the Canadian Lenders, at the Canadian Administrative Agent's office specified in subsection 17.2, in Canadian Dollars and in immediately available funds. The Canadian Administrative Agent shall distribute such payments to the Canadian Lenders entitled to receive the same promptly upon receipt in like funds as received.

            (iii) Each borrowing of Multicurrency Loans by the U.S. Borrower or any Foreign Subsidiary Borrower shall be made, and any reduction of the Multicurrency Commitments shall be allocated by the General Administrative Agent, pro rata according to the Multicurrency Commitment Percentages of the Multicurrency Lenders. Except as provided in subsection 9.4(d), each payment (including each prepayment) by the U.S. Borrower or a Foreign Subsidiary Borrower on account of principal of and interest on Multicurrency Loans shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts of the Multicurrency Loans then due and owing by such Foreign Subsidiary Borrower to each Multicurrency Lender. All payments (including prepayments) to be made by a Borrower hereunder in respect of Multicurrency Loans, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made at or before the payment time for the currency of such Multicurrency Loan set forth in the Administrative Schedule, on the due date thereof to the General Administrative Agent, for the account of the Multicurrency Lenders, at the payment office for the currency of such Multicurrency Loan set forth in the Administrative Schedule, in the currency of such Multicurrency Loan and in immediately available funds. The General Administrative Agent shall distribute such payments to the Multicurrency Lenders entitled to receive the same promptly upon receipt in like funds as received.

            (iv) If any payment hereunder (other than payments on the Eurodollar Loans, the Swing Line Multicurrency Loans, the Multicurrency Loans and the Acceptances) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan, Swing Line Multicurrency Loan or a Multicurrency Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. Acceptances may only mature on a Business Day.

            (b) A payment in euro shall be deemed to have been made by the General Administrative Agent on the date on which it is required to be made under this Agreement if the General Administrative Agent has, on or before that date, taken all relevant steps to make that payment. With respect to the payment of any amount denominated in euro, the General Administrative Agent shall not be liable to any Borrower or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the General Administrative Agent if the General Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds in the euro unit to the account with the bank in the principal financial center in the Participating Member State which the relevant Borrower or, as the case may be, any Lender shall have specified for such purpose. In this paragraph (b), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the General Administrative Agent may from time to time determine for the purpose of clearing or settling payments of euro.

            (c) Unless the applicable Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its share of such borrowing available to such Administrative Agent, such Administrative Agent may assume that such Lender is making such amount available to such Administrative Agent, and such Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is made available to the applicable Borrower by the applicable Administrative Agent, but is not made available to such Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to such Administrative Agent, on demand, such amount with interest thereon at a rate per annum equal to (i) the daily average Federal Funds Effective Rate (in the case of a borrowing of Term Loans, U.S. Revolving Credit Loans or CAF Advances), (ii) the Canadian Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Canadian Revolving Credit Loans or Acceptances) and (iii) the General Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Multicurrency Loans), in each case for the period until such Lender makes such amount immediately available to such Administrative Agent. A certificate of such Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is made available to the applicable Borrower by the applicable Administrative Agent, but is not made available to such Administrative Agent by such Lender within three Business Days of such Borrowing Date, the applicable Borrower shall repay such Lender's share of such borrowing (together with interest thereon from the date such amount was made available to such Borrower (i) at the rate per annum applicable to ABR Loans hereunder (in the case of amounts made available to the U.S. Borrower and amounts made available in U.S. Dollars to the Canadian Borrower), (ii) at the rate per annum applicable to Prime Rate Loans hereunder (in the case of amounts made available in Canadian Dollars to the Canadian Borrower) and (iii) the General Administrative Agent's reasonable estimate of its average daily cost of funds plus the Applicable Margin applicable to Multicurrency Loans (in the case of a borrowing of Multicurrency Loans)) to such Administrative Agent not later than three Business Days after receipt of written notice from such Administrative Agent specifying such Lender's share of such borrowing that was not made available to such Administrative Agent. Nothing contained in this subsection 9.8(b) shall prejudice any claims otherwise available to any

Borrower against any Lender as a result of such Lender's failure to make its share of any borrowing available to an Administrative Agent for the account of a Borrower.

            (d) Any amount payable by the General Administrative Agent to the Lenders under this Agreement in the currency of a Participating Member State shall be paid in the euro unit.

            (e) If, in relation to the currency of any Subsequent Participant, the basis of accrual of interest or fees expressed in this Agreement with respect to such currency shall be inconsistent with any convention or practice in the London Interbank Market or, as the case may be, the Paris Interbank Market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such Subsequent Participant becomes a Participating Member State; provided, that if any Multicurrency Loan in the currency of such Subsequent Participant is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Multicurrency Loan, at the end of the then current Interest Period.

            (f) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and (i) without prejudice to the respective liabilities for indebtedness of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement and (ii) without increasing the Available Multicurrency Commitment of any Lender:

            (x) the Multicurrency Loans and each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency denomination of a Subsequent Participant to be paid to or by the General Administrative Agent shall, immediately upon such Subsequent Participant becoming a Participating Member State, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the General Administrative Agent may from time to time specify; and

            (y) except as expressly provided in this subsection 9.8, each provision of this Agreement shall be subject to such reasonable changes of construction as the General Administrative Agent may from time to time specify to be necessary or appropriate to reflect the adoption of the euro in any Participating Member State and any relevant market conventions or practices relating to the euro.

            9.9 Illegality. (a) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans or Multicurrency Loans or for the Swing Line Multicurrency Lender to make or maintain Swing Line Multicurrency Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make (or to participate in) Eurodollar Loans, Multicurrency Loans or Swing Line Multicurrency Loans, continue Eurodollar Loans, Multicurrency Loans or Swing Line Multicurrency Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled until such time as it shall no longer be unlawful for such Lender to make or maintain the affected Loans, (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Eurodollar Loans or within such earlier period as may be required by law and (c) such Lender's Multicurrency Loans and the Swing Line Multicurrency Lender's Swing Line Multicurrency Loans shall be prepaid on the last day of the then current Interest Period with respect thereto. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the U.S. Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 9.11.

            (i) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Canadian Lender to create or maintain Acceptances as contemplated by this Agreement, (a) the commitment of such Canadian Lender hereunder to accept Drafts, purchase Acceptances, continue Acceptances as such and convert Canadian Revolving Credit Loans to Acceptances shall forthwith be cancelled until such time as it shall no longer be unlawful for such Canadian Lender to create or maintain Acceptances and (b) such Canadian Lender's then outstanding Acceptances, if any, shall be converted automatically to Prime Rate Loans on the respective maturities thereof or within such earlier period as may be permitted and required by law.

            (ii) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Canadian Lender to make or maintain Canadian Base Rate Loans, (a) the commitment of such Canadian Lender hereunder to make Canadian Base Rate Loans shall forthwith be cancelled until such time as it shall no longer be unlawful for such Canadian Lender to make or maintain Canadian Base Rate Loans and (b) such Canadian Lender's then outstanding Canadian Base Rate Loans, if any, shall be converted automatically to Canadian Dollars and Prime Rate Loans on the respective maturities thereof or within such earlier period as may be permitted and required by law.

            9.10 Requirements of Law. (a) In the event that any Requirement of Law (or any change therein or in the interpretation or application thereof) or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority:

            (i) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Swing Line Multicurrency Rate, Eurodollar Rate or Eurocurrency Rate, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

            (ii) does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by any amount which such Lender deems to be material, of making, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case in respect of its Loans, its Acceptances or its Participating Interests, then, in any such case, the applicable Borrower shall promptly pay such Lender, upon receipt of its demand setting forth in reasonable detail, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable, such additional amounts together with interest on each such amount from the date two Business Days after the date demanded until payment in full thereof at the ABR. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by such Lender, through the General Administrative Agent, to the applicable Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and payment of all amounts outstanding hereunder.

            (b) In the event that any Lender shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy (or any change therein or in the interpretation or application thereof) or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the U.S. Borrower (with a copy to the General Administrative Agent) of a written request therefor, the U.S. Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

            (c) If the obligation of any Lender to make Eurodollar Loans or Multicurrency Loans or if the obligation of the Swing Line Multicurrency Lender to make Swing Line Multicurrency Loans has been suspended pursuant to subsection
9.7 or 9.9 for more than three consecutive months or any Lender has demanded compensation under subsection 9.10(a) or 9.10(b), the U.S. Borrower shall have the right to substitute a financial institution or financial institutions (which may be one or more of the Lenders) reasonably satisfactory to the General Administrative Agent by causing such financial institution or financial institutions to purchase the rights (by paying to such Lender the principal amount of its outstanding Loans together with accrued interest thereon and all other amounts accrued for its account or owed to it hereunder and executing an Assignment and Acceptance) and to assume the obligations of such Lender under the Loan Documents; provided, that with respect to any such assignment involving the Swing Line Multicurrency Lender, the replacement Swing Line Multicurrency Lender shall have the rights and protections available under Section 3 with respect to any outstanding Swing Line Multicurrency Loans. Upon such purchase and assumption by such substituted financial institution or financial institutions, the obligations of such Lender hereunder shall be discharged; provided such Lender shall retain its rights hereunder with respect to periods prior to such substitution including, without limitation, its rights to compensation under this subsection 9.10.

            9.11 Indemnity. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment when due of the principal amount of or interest on any Loans of such Lender, (b) default by such Borrower in making a borrowing or conversion after such Borrower has given a notice of borrowing or a notice of conversion in accordance with this Agreement, (c) default by such Borrower in making any prepayment after such Borrower has given a notice in accordance with this Agreement, (d) the making of a prepayment by such Borrower of a Eurodollar Loan, Multicurrency Loan or Swing Line Multicurrency Loan on a day which is not the last day of an Interest Period with respect thereto or the making by such Borrower of a prepayment of Money Market Rate Swing Line Loans on a day which is not the last day of the interest period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained, or (e) the prepayment by such Borrower of an Acceptance or an Acceptance Note on a day which is not the maturity date thereof, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it to maintain its Eurodollar Loans or Multicurrency Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. A certificate as to any such loss or expense submitted by such Lender shall be conclusive, absent manifest error. This covenant shall survive termination of this Agreement and payment of all amounts outstanding hereunder.

            9.12 Taxes. (a) All payments made by any Borrower to any Lender or any Administrative Agent under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority excluding, in the case of each Administrative Agent and each Lender, income (including, for avoidance of doubt, any branch profit taxes) or franchise taxes imposed on such Administrative Agent or such Lender by the jurisdiction under the laws of which such Administrative Agent or such Lender is organized or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which such Lender's lending office is located or any political subdivision or taxing authority thereof or therein or as a result of a connection between such Lender and any jurisdiction other than a connection resulting solely from entering into this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being thereinafter called "Taxes"). Subject to the provisions of subsection 9.12(d), if any Taxes are required to be withheld from any amounts payable by such Borrower to any Administrative Agent or any Lender hereunder or under the Notes, the amounts so payable to such Administrative Agent or such Lender shall be increased to the extent necessary to yield to such Administrative Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are paid by any Borrower with respect to payments made in connection with this Agreement, as promptly as possible thereafter, such Borrower shall send to the applicable Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof (or such other evidence of payment reasonably satisfactory to the Administrative Agent). Subject to the provisions of subsection 9.12(d), if any Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the applicable Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify such Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by such Administrative Agent or any Lenders as a result of any such failure.

            (b) Each Lender (other than a Lender that is treated as a corporation for United States federal income tax purposes) that is incorporated or organized under the laws of the United States of America or a state thereof agrees that, prior to the first date any payment is due to be made to it hereunder or under any Note, it will deliver to the U.S. Borrower and the General Administrative Agent two valid, duly completed copies of United States Internal Revenue Service Form W-9 certifying that such Lender is entitled to receive payments hereunder without deduction or withholding of any United States federal backup withholding tax. Each U.S. Revolving Lender and each Term Lender (and each other Lender lending to the U.S. Borrower) that is not incorporated or organized under the laws of the United States of America or a state thereof agrees that, prior to the first date any payment is due to be made to it hereunder or under any Note, it will deliver to the U.S. Borrower and the General Administrative Agent two valid, duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments by the U.S. Borrower under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes; provided, however, that any Lender that is not the beneficial owner of a payment (as defined in Treasury Regulation Section 1.1441-1(c)(6)) and is unable to provide a Form W-8BEN or W-8ECI shall provide the U.S. Borrower and the General Administrative Agent with a validly, duly executed copy of IRS Form W-8IMY and all necessary attachments establishing that it is entitled to receive payments without deduction of any U.S. federal income taxes. Each Lender which delivers to the U.S. Borrower and the General Administrative Agent a Form W-8BEN or W-8ECI or W-8IMY pursuant to the preceding sentences further undertakes to deliver to the U.S. Borrower and the General Administrative Agent two further copies of the said Form W-8BEN or W-8ECI or W-8IMY, or successor applicable forms, or other manner or certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax, or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the U.S. Borrower, and such extensions or renewals thereof as may reasonably be requested by the U.S. Borrower, in each case, certifying in the case of a Form W-8BEN or W-8ECI or W-8IMY or successor applicable form that such Lender is entitled to receive payments by the U.S. Borrower under this Agreement without deduction or withholding of any United States federal income taxes unless any change in treaty, law or regulation or official interpretation thereof has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the U.S. Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax or any deduction or withholding of United States backup withholding tax. To the extent an Administrative Agent is not also a Lender hereunder, such Administrative Agent shall comply with this paragraph as if such Administrative Agent were a U.S. Revolving Lender.

            (c) Each Multicurrency Lender shall, upon request by a Foreign Subsidiary Borrower (or the U.S. Borrower on its behalf), within a reasonable period of time after such request, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any Taxes (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, provided that such Lender is legally entitled to complete, execute and deliver such form or certificate and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

            (d) Neither the U.S. Borrower nor any other Borrower shall be required to pay any additional amounts to any Administrative Agent or any Lender (or Transferee except to the extent such Transferee's transferor was entitled, at the time of transfer, to receive additional amounts from the U.S. Borrower) in respect of Taxes pursuant to subsection 9.12(a) if (i) the obligation to pay such additional amounts would not have arisen but for a failure by an Administrative Agent or such Lender (or Transferee) to comply with the requirements of subsection 9.12(b) or (c) (or in the case of a Transferee, the requirements of subsection 17.6(h)); (ii) the obligation to pay such additional amounts arises as a result of U.S. federal withholding tax imposed on the date hereof (or, in the case of a Transferee, the date such Transferee obtained its interest in this Agreement, any Loan or any Note); or (iii) such Lender is a Conduit Lender, unless the Lender designating such Conduit Lender also complies with the provisions of Section 9.12(b) or (c) as if such designating Lender were a Lender hereunder.

            (e) Notwithstanding any other provision hereof, no Borrower shall have any obligation to pay any additional amounts pursuant to this subsection
9.12 to any Canadian Lender in respect of any time after which such Canadian Lender has ceased to maintain its status as a resident of Canada for the purposes of the Tax Act.

            (f) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its lending office) to avoid or to minimize any amounts which might otherwise be payable pursuant to this subsection 9.12; provided, however, that such efforts shall not impose on such Lender any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable judgment to be material.

            (g) The agreements in subsection 9.12(a) shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder until the expiration of the applicable statute of limitations for such taxes.

            (h) If an Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund or direct credit in respect of and specifically associated with any Taxes as to which it has been indemnified by a Borrower, or with respect to which a Borrower has paid additional amounts, it shall promptly notify such Borrower of such refund or direct credit and shall pay over the amount of such refund or direct credit, without interest (other than interest paid or credited by the relevant Governmental Authority attributable to such refund or direct credit) to the Borrower but only to the extent of indemnity payments made, or additional amounts paid, by a Borrower with respect to the Taxes giving rise to such refund or direct credit), net of all out-of-pocket expenses of such Person; provided that the Borrower, upon the request of the Administrative Agent or Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or Lender in the event the Administrative Agent or Lender is required to repay such refund or direct credit to such Governmental Authority. If an Administrative Agent or any Lender shall become aware that its entitled to receive a refund or direct credit in respect of Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts, it shall promptly notify such Borrower of the availability of such refund or direct credit and shall, within 30 days after receipt of a request for such by the Borrower (whether as a result of notification that it has made of such to the Borrower or otherwise), make a claim to such Governmental Authority for such refund or direct credit and contest such Taxes or liabilities if (i) the Borrower has agreed in writing to pay all of such Lender's or Administrative Agent's reasonable costs and expenses relating to such claim and (ii) such Lender or Administrative Agent determines, in its reasonable discretion, that it would not be materially disadvantaged or prejudiced as a result of such refund claim (it being understood that the mere existence of fees, charges, costs or expenses that a Borrower has offered to and agreed to pay on behalf of the Lender or Administrative Agent shall not be deemed to be materially disadvantageous to such person). This paragraph shall not be construed to require any Administrative Agent or Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other person. Notwithstanding anything to the contrary, in no event will any Administrative Agent or Lender be required to pay any amount to the Borrower the payment of which would place such Administrative Agent or Lender in a less favorable net after-tax position than such Administrative Agent or Lender would have been in if the additional amounts giving rise to such refund of any Taxes had never been paid.

            (i) With respect to Loans and other extensions of credit made available to Lear Corporation (UK) Limited, the provisions of Exhibit O shall also be applicable.

            9.13 Assignment of Commitments Under Certain Circumstances. (a) In the event that (x) any Lender shall have delivered a notice or certificate pursuant to subsection 9.10, (y) any Borrower has been required to pay any Taxes in respect of any Lender pursuant to subsection 9.12 or (z) any Lender shall not have consented to a proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (A), (B), (E) and
(F), of the proviso to the second sentence of Section 17.1(a) in a circumstance where the Majority Lenders have consented to such change, waiver, discharge or termination, the U.S. Borrower shall have the right, at its own expense, upon notice to such Lender and the General Administrative Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in subsection 17.6) all its interests, rights and obligations under this Agreement to another bank or financial institution identified by the U.S. Borrower and reasonably acceptable to the General Administrative Agent (subject to the restrictions contained in subsection 17.6) which shall assume such obligations; provided that
(i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority, (ii) the Borrower or the assignee, as the case may be, shall pay to the transferor Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder, including, without limitation, amounts payable pursuant to subsection 9.10 and any amounts that would be payable under Subsection 9.11 if such amount were a prepayment made in the amount and on the date of such assignment and (iii) in the case of any such assignment resulting from an event described in clause (z) above, the applicable Assignee shall have agreed to the applicable change, waiver, discharge or termination.

            (b) In the event that any Multicurrency Lender (including a Transferee) does not, for any reason, deliver all forms and certificates required to permit all payments by all Foreign Subsidiary Borrowers hereunder to be made free and clear of, and without deduction or withholding for or on account of, any Taxes, the U.S. Borrower may, so long as no Event of Default has occurred and is continuing, require such Multicurrency Lender, upon five Business Days' prior written notice from the U.S. Borrower, to assign the entire then outstanding principal amount of the Multicurrency Loans owing to such Multicurrency Lender and the entire Multicurrency Commitment of such Multicurrency Lender (including its obligation to share risk participations in any Swing Line Multicurrency Loans) to one or more Lenders selected by the U.S. Borrower which, after giving effect to such assignment, will have a U.S. Revolving Credit Commitment in excess of its Multicurrency Commitment. In the case of any such assignment to another Lender, such assignee Lender shall assign to such assignor Multicurrency Lender a principal amount of outstanding U.S. Revolving Credit Loans owing to such assignee Lender equal to the lesser of (i) the sum of the U.S. Dollar Equivalent of the amount of (x) the Multicurrency Loans assigned to such assignee Lender and (y) such assignee Lender's Multicurrency Commitment Percentage of the aggregate unpaid principal amount of all Swing Line Multicurrency Loans on such date and (ii) the aggregate outstanding principal amount of U.S. Revolving Credit Loans owing to such assignee Lender. Any such assignments pursuant to the two precedent sentences shall be effected in accordance with subsection 17.6(c) and, as a condition to such assignment, simultaneously with such assignment, the U.S. Borrower shall pay or cause to be paid all amounts due to the assignor Multicurrency Lender and the assignee Lender hereunder on the effective date of such assignments.

            9.14 Use of Proceeds. The proceeds of the Loans (other than the Term Loans) shall be used for general corporate purposes of the U.S. Borrower and its Subsidiaries, including acquisitions and as a backup to commercial paper facilities. The proceeds of the Term Loans shall be used (a) to refinance the term loan facility under the Existing Credit Agreement, (b) to fund the deposit into the Collateral Account and the 2008/2009 Collateral Account and (c) after the uses described in clauses (a) and (b), for general corporate purposes.

            SECTION 10. REPRESENTATIONS AND WARRANTIES

            To induce the Lenders to enter into this Agreement and to make the Loans, and to induce the Issuing Lender to issue Letters of Credit, each Borrower hereby represents and warrants to each Administrative Agent and to each Lender that:

            10.1 Financial Statements. The audited consolidated balance sheets of the U.S. Borrower as of December 31, 2005 and the related statements of income and cash flow for the fiscal year ending on such date, heretofore furnished to the General Administrative Agent and the Lenders and certified by a Responsible Officer of the U.S. Borrower are complete and correct in all material respects and fairly present the financial condition of the U.S. Borrower on such date. All such financial statements, including the related schedules and notes thereto, have been prepared in conformity with GAAP applied on a consistent basis. All liabilities, direct and contingent, of the U.S. Borrower on such date required to be disclosed pursuant to GAAP are disclosed in such financial statements.

            10.2 No Change. As of the Restatement Date only, there has been no material adverse change in the business, operations, assets or financial condition of the U.S. Borrower and its Subsidiaries taken as a whole from that reflected on the financial statements dated December 31, 2005 referred to in subsection 10.1.

            10.3 Existence; Compliance with Law. The U.S. Borrower and each of its Material Subsidiaries (a) is duly organized, validly existing and in good standing (or the functional equivalent thereof in the case of Foreign Subsidiaries) under the laws of the jurisdiction of its organization, (b) has the corporate or partnership power and authority, as the case may be, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or partnership, as the case may be, and in good standing (or the functional equivalent thereof in the case of Foreign Subsidiaries) under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and in good standing, individually or in the aggregate, would not have a Material Adverse Effect and (d) is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

            10.4 Power; Enforceable Obligations; Authorization. Each Loan Party has the corporate or partnership power and authority, as the case may be, and the legal right, to execute, deliver and perform each of the Loan Documents to which it is a party or to which this Agreement requires it to become a party. Each Loan Party has taken all necessary corporate or partnership action, as the case may be, to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party or to which this Agreement requires it to become a party. This Agreement and each other Loan Document to which any Loan Party is a party has been, and each other Loan Document to be executed by a Loan Party hereunder will be, duly executed and delivered on behalf of such Loan Party. This Agreement and each other Loan Document to which any Loan Party is a party constitutes, and each other Loan Document to be executed by a Loan Party hereunder will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            10.5 No Legal Bar. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, the borrowings hereunder and the use of the proceeds thereof, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or such as are required to perfect the security interests created by the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the U.S. Borrower or any of its Subsidiaries or any order of any Governmental Authority other than any violation which would not have a Material Adverse Effect, (c) will not violate any Contractual Obligation of the U.S. Borrower or any of its Subsidiaries other than any violation which would not have a Material Adverse Effect and (d) will not result in, or require, the creation or imposition of any Lien (other than the

Liens created by the Security Documents) on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

            10.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the U.S. Borrower, overtly threatened by or against the U.S. Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any Loan Document or any of the transactions contemplated hereby or thereby or (b) which would reasonably be expected to have a Material Adverse Effect.

            10.7 Taxes. Each of the U.S. Borrower and its Material Subsidiaries has filed or caused to be filed all Tax returns and reports which, to the knowledge of the U.S. Borrower, are required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

            10.8 Securities Law, etc. Compliance. All transactions contemplated by this Agreement and the other Loan Documents comply in all material respects with all applicable laws and any rules and regulations thereunder, including takeover, disclosure and other federal, state and foreign securities law and Regulations T, U and X of the Federal Reserve Board.

            10.9 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to have a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount which would reasonably be expected to have a Material Adverse Effect.

            10.10 Investment Company Status. Neither the U.S. Borrower nor any of its Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

            10.11 Subsidiaries, etc. The Subsidiaries of the U.S. Borrower as of the Restatement Date are those listed on Schedule V. The U.S. Borrower owns, as of the Restatement Date, the percentage of the issued and outstanding Capital Stock or other evidences of the ownership of each Subsidiary listed on Schedule V as set forth on such Schedule.

            10.12 Environmental Matters. Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, neither the U.S. Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability,

(iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

            10.13 Ownership of Property; Liens. Each of the U.S. Borrower and its Domestic Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as Liens permitted by this Agreement and the other Loan Documents.

            10.14 Security Documents. The provisions of the Security Documents upon execution and delivery thereof are effective under the laws of the United States and, where applicable with respect to Collateral consisting of the uncertificated Capital Stock of any of the U.S. Borrower's or any of its Domestic Subsidiaries' direct Foreign Subsidiaries which is pledged to the General Administrative Agent (for the benefit of Lenders) pursuant to the Security Documents, under the laws of foreign jurisdictions to create in favor of the General Administrative Agent for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all right, title and interest of the applicable Loan Party in the Collateral owned by such Loan Party, and the Security Documents, together with the filings of Form UCC-1 (or other similar filing, if any) in all relevant jurisdictions and delivery of all possessory collateral create, under the laws of the United States and, where applicable with respect to Collateral consisting of the uncertificated Capital Stock of any of the U.S. Borrower's or any of its Domestic Subsidiaries' direct Foreign Subsidiaries which is pledged to the General Administrative Agent (for the benefit of Lenders) pursuant to the Security Documents, under the laws of foreign jurisdictions, a first Lien on, and security interest in (or similar interest in respect of), all right, title and interest of the U.S. Borrower and such Loan Parties in all of the Collateral described therein, subject to no other Liens other than Liens permitted by this Agreement. All such Liens are perfected Liens (or similar legal status) other than with respect to (a) any Collateral to the extent perfection would require filing or other actions in any foreign jurisdiction (other than Collateral consisting of the uncertificated Capital Stock of Specified Foreign Subsidiaries, with respect to which (for avoidance of doubt) the relevant Liens are perfected Liens (or similar legal status), subject to subsection 12.7(d)) and (b) any Collateral consisting of titled vehicles, vessels and other collateral which may not be perfected through the filing of financing statements under the Uniform Commercial Code (or similar applicable law) of the appropriate jurisdiction. The recordation in the United States Patent and Trademark Office and in the United States Copyright Office of assignments for security made pursuant to the Security Document will be effective, under Federal law, to perfect the security interest granted to the General Administrative Agent for the benefit of the Secured Parties in the trademarks, patents and copyrights covered by such Security Document.

            SECTION 11. CONDITIONS PRECEDENT

            11.1 Conditions to Restatement Date. The Restatement Date shall occur on the date of satisfaction of the following conditions precedent:

            (a) Agreement. The General Administrative Agent shall have received counterparts of this Agreement, duly executed by a Responsible Officer of each Borrower and by each Administrative Agent, each Term Lender and the Majority U.S. Lenders and duly acknowledged by each Subsidiary Guarantor.

            (b) Security Agreement. The General Administrative Agent shall have received (i) the Security Agreement, executed and delivered by the U.S. Borrower and each Subsidiary Guarantor party thereto and (ii) an Acknowledgement and Consent in the form attached to the

      Security Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party.

            (c) Pledge Agreement. The General Administrative Agent shall have received (i) the Pledge Agreement, executed and delivered by the U.S. Borrower and each Subsidiary Guarantor party thereto and (ii) an Acknowledgement and Consent in the form attached to the Pledge Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party.

            (d) Subsidiary Guarantee. The General Administrative Agent shall have received the Subsidiary Guarantee, executed and delivered by each Subsidiary Guarantor.

            (e) Collateral Account Agreement. The General Administrative Agent shall have received the Collateral Account Agreement, executed and delivered by the U.S. Borrower and the securities intermediary referred to therein and the General Administrative Agent shall have received reasonably satisfactory evidence that $316,500,000 of the proceeds of the Term Loans will be deposited in the Collateral Account.

            (f) 2008/2009 Collateral Account Agreement. The General Administrative Agent shall have received the 2008/2009 Collateral Account Agreement, executed and delivered by the U.S. Borrower and the securities intermediary referred to therein and the General Administrative Agent shall have received reasonably satisfactory evidence that $200,000,000 of the proceeds of the Term Loans will be deposited in the 2008/2009 Collateral Account.

            (g) Consents. The General Administrative Agent shall have received true and correct copies (in each case certified as to authenticity on such date by a duly authorized officer of the U.S. Borrower) of all documents and instruments, including all material consents, authorizations and filings, required under any Requirement of Law or by Contractual Obligation of the U.S. Borrower or any of its Subsidiaries, in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Loan Documents, and such consents, authorizations and filings shall be satisfactory in form and substance to the General Administrative Agent and be in full force and effect.

            (h) Incumbency Certificates. The General Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each Domestic Loan Party and the Canadian Borrower, dated the Restatement Date, as to the incumbency and signature of their respective officers executing each Loan Document to be entered into on the Restatement Date to which it is a party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary.

            (i) Corporate Proceedings. The General Administrative Agent shall have received a copy of the resolutions in form and substance satisfactory to the General Administrative Agent, of the Board of Directors (or the executive committee or other governing authority thereof) of each Domestic Loan Party and the Canadian Borrower authorizing the execution, delivery and performance of each Loan Document to be entered into on the Restatement Date to which it is a party.

            (j) Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of the U.S. Borrower, dated the Restatement Date, and attaching the certificate of incorporation of each Domestic Loan Party and the equivalent, if available, for each such party that is a Foreign Subsidiary that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a long form good standing certificate for each Domestic Loan Party and the equivalent, if available, for each such party that is a Foreign Subsidiary from its jurisdiction of organization.

            (k) Fees. The General Administrative Agent shall have received all fees required to be paid to the General Administrative Agent and/or the Lenders pursuant to Section 9.5 and/or any other written agreement on or prior to the Restatement Date.

            (l) Legal Opinion(s) of Counsel to U.S. Borrower. The General Administrative Agent shall have received:

                  (i) an opinion, dated the Restatement Date, of Winston &
            Strawn LLP, special counsel to the U.S. Borrower and its Subsidiaries and in substantially the form of Exhibit K and covering such other matters incident to the transactions contemplated hereby as the Lenders may reasonably require; and

                  (ii) an opinion, dated the Restatement Date, of special
            counsel to the U.S. Borrower and its Subsidiaries in the countries of Spain and Germany covering such matters incident to the transactions contemplated hereby as the Lenders may reasonably require.

            (m) Pledged Stock; Stock Powers; Pledged Notes. The General Administrative Agent shall have received (i) to the extent the shares are certificated the certificates representing the shares of certificated Capital Stock pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the General Administrative Agent pursuant to the Security Documents endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

            (n) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents (or, where applicable with respect to Collateral consisting of the uncertificated Capital Stock of Specified Foreign Subsidiaries, required under the laws of foreign jurisdictions) or reasonably requested by the General Administrative Agent to be filed, registered or recorded in order to create in favor of the General Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than holders of (i) Liens existing on the Restatement Date and listed on
      Schedule X and (ii) unrecorded Liens permitted by this Agreement which have priority over the Liens on the Collateral by operation of law), shall be in proper form for filing, registration or recordation.

            (o) Lien Searches. The General Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization of each of the Domestic Loan Parties, and such search shall reveal no liens on any of the assets of the Loan Parties except for liens permitted by this Agreement and the other Loan Documents or discharged on or prior to the Restatement Date pursuant to documentation satisfactory to the General Administrative Agent.

            (p) Insurance. The General Administrative Agent shall have received insurance certificates satisfying the requirements of Section 4.2(b) of the Security Agreement.

Notwithstanding the foregoing, certain conditions specified in this Section 11.1 may be satisfied on the date(s) required by Section 12.7(d).

            11.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, the Restatement Date), is subject to the satisfaction of the following conditions precedent as of the date such Extension of Credit is requested to be made:

                  (a) Representations and Warranties. The representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date); provided, that the representation set forth in Section 10.2 shall only be made as of the Restatement Date.

                  (b) No Default. No Default or Event of Default shall have
            occurred and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.

                  (c) Foreign Subsidiary Opinion. If such requested Extension of
            Credit is the initial Multicurrency Loan or Swing Line Multicurrency Loan to be made to any Foreign Subsidiary Borrower that is not a party to this Agreement on the Restatement Date, the General Administrative Agent shall have received (with a copy for each Lender) a Foreign Subsidiary Opinion in respect of such Foreign Subsidiary Borrower.

Each Extension of Credit made to a Borrower hereunder shall constitute a representation and warranty by such Borrower as of the date of such Extension of Credit that the conditions contained in this subsection 11.2 have been satisfied.

            SECTION 12. AFFIRMATIVE COVENANTS

            The U.S. Borrower hereby agrees that, so long as the Commitments (or any of them) remain in effect, any Loan, Acceptance Reimbursement Obligation, Acceptance Note, Reimbursement Obligation or Subsidiary Reimbursement Obligation remains outstanding and unpaid or any other amount is owing to any Lender or either Administrative Agent hereunder or under any other Loan Document, the U.S. Borrower shall and shall cause each of its Subsidiaries to:

            12.1 Financial Statements. Furnish to each Lender (or to the General Administrative Agent on behalf of such Lender):

            (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the U.S. Borrower, a copy of the audited consolidated balance sheet of the U.S. Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

            (b) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the U.S. Borrower, the unaudited consolidated balance sheet of the U.S. Borrower and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the U.S. Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding quarterly period of the previous year, certified by a Responsible Officer (subject to normal year-end audit adjustments).

The U.S. Borrower covenants and agrees that all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP (subject, in the case of interim statements, to normal year-end adjustments and to the fact that such financial statements may be abbreviated and may omit footnotes or contain incomplete footnotes) applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

            12.2 Certificates; Other Information. Furnish to each Lender (or to the General Administrative Agent on behalf of such Lender):

            (a) concurrently with the delivery of the financial statements referred to in subsection 12.1(a) and (b), a certificate of a Responsible Officer of the U.S. Borrower (i) stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) stating, to the best of such Responsible Officer's knowledge, that all such financial statements are complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein) and (iii) showing in detail the calculations supporting such statements in respect of subsection 13.1;

            (b) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the U.S. Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission;

            (c) promptly after Moody's or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and

            (d) promptly, subject to reasonable confidentiality requirements and confidentiality agreements to which the U.S. Borrower or any of its Subsidiaries is a party, following any request therefor, such other information regarding the operations, business affairs and financial condition of the U.S. Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the General Administrative Agent or any Lender may reasonably request.

Documents required to be delivered pursuant to Section 12.1, Section 12.2 or
Section 12.6 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date received by the General Administrative Agent. Each Lender shall be deemed to have received such documents on the date on which such documents are posted on the U.S. Borrower's behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the General Administrative Agent have access (whether a commercial or governmental third-party website or whether sponsored by the General Administrative Agent); provided, that the U.S. Borrower shall notify (which may be by facsimile or electronic mail) the General Administrative Agent of the posting of any such documents and, at the request of the General Administrative Agent, provide by electronic mail electronic versions (i.e., soft copies) of such documents.

            12.3 Existence; Continuation of Business. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 13.2.

            12.4 Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            12.5 Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities; and permit any representatives designated by the General Administrative Agent or any Lender (subject to reasonable confidentiality agreements), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested; provided, that such inspections shall be coordinated through the General Administrative Agent so that in the absence of an Event of Default, not more than one such inspection shall occur in any calendar year.

            12.6 Notices. Promptly give notice to the General Administrative Agent and each Lender:

            (a) of the occurrence of any Default or Event of Default;

            (b) of any litigation or proceeding affecting the U.S. Borrower or any of its Subsidiaries in which the then reasonably anticipated exposure of the U.S. Borrower and its Subsidiaries is $50,000,000 or more and not covered by insurance, or in which injunctive or similar relief is sought which is then reasonably anticipated to have an adverse economic effect on the U.S. Borrower and its Subsidiaries of $50,000,000 or more;

            (c) if any Subsidiary has become a 5% Subsidiary as of the last day of any fiscal quarter as evidenced by the financial statements required to be delivered pursuant to subsection 12.1(a) or (b);

            (d) if any Domestic Subsidiary or any of the U.S. Borrower's or any of its Domestic Subsidiaries' direct Foreign Subsidiaries ceases to be an Immaterial Subsidiary as of the last day of any fiscal quarter as evidenced by the financial statements required to be delivered pursuant to subsection 12.1(a) or (b); and

            (e) the occurrence of any event or condition which would reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this subsection 12.6 shall be accompanied by a statement of a Responsible Officer of the U.S. Borrower setting forth details of the occurrence referred to therein and stating what action the U.S. Borrower proposes to take with respect thereto.

            12.7 Additional Collateral and Guarantees, etc.(a) (a) With respect to any property acquired after the Restatement Date by any Loan Parties (other than (x) any property described in paragraph (b) below and (y) any property constituting Excluded Property) as to which the General Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly
(i) execute and deliver to the General Administrative Agent such amendments to the Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant to the General Administrative Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions necessary or advisable to grant to the General Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest under the laws of the United States in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Documents or by law or as may be requested by the General Administrative Agent.

            (b) (i) As soon as possible (and in no event later than 45 days after the delivery of any financial statements under subsection 12.1(a) or (b), for any fiscal period, in the case of Subsidiaries referred to in the following clause (A) which period may be extended by the General Administrative Agent from time to time in its discretion), cause (A) all of the Capital Stock owned directly or indirectly by the U.S. Borrower of each of the U.S. Borrower's direct or indirect Domestic Subsidiaries (other than any Excluded Subsidiary and other than Lear Trim) constituting a 5% Subsidiary to be pledged to the General Administrative Agent, pursuant to an amendment to the Security Documents reasonably requested by the General Administrative Agent, (B) if requested by the Administrative Agent, cause all of the Capital Stock owned directly or indirectly by the U.S. Borrower of any of the U.S. Borrower's direct or indirect Domestic Subsidiaries (other than any Excluded Subsidiary and whether or not such Domestic Subsidiary satisfied the criteria set forth in clause (A) above of this paragraph (i)) to be pledged to the General Administrative Agent pursuant to an amendment to the Security Documents reasonably requested by the General Administrative Agent, (C) 65% of the voting Capital Stock and all non-voting Capital Stock (or, in the case of a Pass-Through Subsidiary, 100% of the Capital Stock) of each of the U.S. Borrower's or any of its Domestic Subsidiaries' direct Foreign Subsidiaries which are not Immaterial Subsidiaries (or such lesser amount as may be owned by the U.S. Borrower and its Domestic Subsidiaries), to be pledged to the General Administrative Agent pursuant to the Security Documents, for the ratable benefit of the Lenders hereunder, pursuant to an amendment to the Security Documents reasonably requested by the General Administrative Agent and (D) the General Administrative Agent to receive legal opinions of counsel to the U.S. Borrower acceptable to the General Administrative Agent covering such matters in respect of such pledges as the General Administrative Agent shall reasonably request; provided, that notwithstanding anything to the contrary contained in this subsection 12.7(b)(i), in no event shall the U.S. Borrower or any of its direct or indirect Domestic Subsidiaries be required to pledge (x) Capital Stock of any Subsidiary (including, without limitation, Lear Trim) if the U.S. Borrower reasonably believes that such pledge of Capital Stock would violate the terms of any Existing Public Indenture or (y) Capital Stock of any direct Foreign Subsidiary of the U.S. Borrower or any of its Domestic Subsidiaries if the U.S. Borrower determines that a pledge of such Capital Stock would result in adverse tax consequences under Section 956 of the Code (or any successor provision thereto or any similar foreign tax law) and so long as the U.S. Borrower or such Domestic Subsidiary, as the case may be, complies with subsection (ii) below with respect to such Foreign Subsidiary.

            (ii) Notwithstanding the foregoing, if the U.S. Borrower and its Subsidiaries are not able to pledge the Capital Stock of any Foreign Subsidiary as required by the preceding paragraph, the U.S. Borrower shall (w) cause the Capital Stock of such Foreign Subsidiary to be legally and beneficially owned by a wholly-owned Domestic Subsidiary which is a corporation or limited liability company that does not engage in any business other than owning Capital Stock of Subsidiaries and any business incidental thereto (any such corporation or limited liability company, a "Foreign Subsidiary Holdco"); (x) cause the Capital Stock of each Foreign Subsidiary Holdco to be pledged pursuant to the Security Documents; (y) cause each Foreign Subsidiary Holdco not to incur, assume or permit to exist any Indebtedness for borrowed money (other than Extensions of Credit under this Agreement) or material payment obligation (other than under the Loan Documents) and not to create or permit to exist any Lien (other than Liens created pursuant to a Security Document and other than immaterial or non-consensual Liens permitted hereunder); and (z) cause each Foreign Subsidiary Holdco to observe corporate or similar formalities and to maintain its separate identifiable corporate or limited liability company existence separate and apart from such Foreign Subsidiary and each other Subsidiary of the U.S. Borrower.

            (iii) Notwithstanding the foregoing, cause the Capital Stock of Lear ASC Corporation and any other Special Purpose Subsidiary or Subsidiary of the U.S. Borrower which acts as a purchaser of receivables for a receivables securitization program of the U.S. Borrower and its Domestic Subsidiaries to be pledged as Collateral pursuant to the Security Documents.

            (iv) Notwithstanding the foregoing but subject to subsequent 12.7(d) below (w) cause Lear Trim to be legally and beneficially owned by a wholly-owned Domestic Subsidiary which is a corporation or limited liability company that does not engage in any business other than owning the Capital Stock of Lear Trim (such corporation or limited liability company "Lear Trim Holdco"), Lear Holdings, S. de R.L. de C.V. and other Subsidiaries and any business incidental thereto; (x) cause the Capital Stock of Lear Trim Holdco to be pledged pursuant to the Security Documents; (y) cause Lear Trim Holdco not to incur, assume or permit to exist any Indebtedness for borrowed money (other than Extensions of Credit under this Agreement) or material payment obligation (other than under the Loan Documents) and not to create or permit to exist any Lien (other than Liens created pursuant to a Security Document and immaterial or non-consensual Liens permitted hereunder); and (z) cause Lear Trim Holdco to observe corporate or similar formalities and to maintain its separate identifiable corporate or limited liability company existence separate and apart from Lear Trim and each other Subsidiary of the U.S. Borrower.

            (v) Use commercially reasonable efforts to cause all Capital Stock of each Subsidiary which is pledged pursuant to a Security Document which can be certificated to be certificated.

            (c) As soon as possible if requested by the General Administrative Agent, cause (i) each of the U.S. Borrower's direct or indirect Domestic Subsidiaries (other than any Immaterial Subsidiary) to become a Subsidiary Guarantor by executing and delivering a joinder or assumption agreement to the Subsidiary Guarantee in a form reasonably requested by the General Administrative Agent if such Subsidiary is not then a Subsidiary Guarantor and
(ii) opinions of counsel to the U.S. Borrower, in form and substance reasonably satisfactory to the General Administrative Agent, covering such matters in respect of the Subsidiary Guarantee as the General Administrative Agent shall reasonably request to be delivered to the General Administrative Agent; provided, that any Subsidiary of the U.S. Borrower (whether or not such Subsidiary satisfies the criteria set forth in clause (i) above in this paragraph (c)), which has guaranteed any Public Indebtedness of the U.S. Borrower or any of its Subsidiaries shall be required in any event to execute and deliver a joinder or assumption agreement to the Subsidiary Guarantee or otherwise become a party to the Subsidiary Guarantee concurrently with entering into any such guarantee of Public Indebtedness.

            (d) Cause the post-closing matters identified on Schedule VII to be completed on or before the date which is 60 days after the Restatement Date (which period may be extended by the General Administrative Agent from time to time in its discretion).

            12.8 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations in respect of taxes of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the U.S. Borrower and its Subsidiaries.

            SECTION 13. NEGATIVE COVENANTS

            The U.S. Borrower hereby agrees that, so long as the Commitments (or any of them) remain in effect, any Loan, Acceptance Reimbursement Obligation, Acceptance Note, Reimbursement Obligation or Subsidiary Reimbursement Obligation remains outstanding and unpaid or any other amount is owing to any Lender or either Administrative Agent hereunder or under any other Loan Document, the U.S. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

            13.1 Financial Covenants.

            (a) Interest Coverage. Permit, on the last day of any fiscal quarter set forth below, the Interest Coverage Ratio for the four consecutive fiscal quarters of the U.S. Borrower ending with such quarter to be less than the amount set forth opposite such quarter below:

Fiscal Quarter                                   Minimum Interest Coverage Ratio
--------------                                   -------------------------------
    Q1 2006                                                2:50 : 1
    Q2 2006                                                2.50 : 1
    Q3 2006                                                2.50 : 1
    Q4 2006                                                2.50 : 1

    Q1 2007                                                2.50 : 1
    Q2 2007                                                2.50 : 1
    Q3 2007                                                2.50 : 1
    Q4 2007                                                2.75 : 1

    Q1 2008                                                2.75 : 1
    Q2 2008                                                2.75 : 1
    Q3 2008                                                2.75 : 1
    Q4 2008 and thereafter                                 3.00 : 1

            (b) Leverage Ratio. Permit the Leverage Ratio at the last day of any period of four consecutive fiscal quarters of the U.S. Borrower ending with a quarter set forth below to be greater than the amount set forth opposite such quarter below:

Fiscal Quarter                                     Maximum Leverage Ratio
--------------                                     ----------------------
    Q1 2006                                                4.25 : 1
    Q2 2006                                                4.25 : 1
    Q3 2006                                                4.25 : 1

    Q4 2006                                                4.00 : 1

    Q1 2007                                                4.00 : 1
    Q2 2007                                                3.75 : 1
    Q3 2007                                                3.75 : 1
    Q4 2007                                                3.50 : 1

    Q1 2008                                                3.50 : 1
    Q2 2008                                                3.50 : 1
    Q3 2008                                                3.50 : 1
    Q4 2008 and thereafter                                 3.25 : 1

            13.2 Limitations on Fundamental Changes. Unless expressly permitted under this Agreement, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

            (a) any Subsidiary of the U.S. Borrower may be merged or consolidated with or into the U.S. Borrower (provided that the U.S. Borrower shall be the continuing or surviving corporation) or with or into any one or more other Subsidiaries of the U.S. Borrower;

            (b) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the U.S. Borrower or any other Subsidiary of the U.S. Borrower;

            (c) the U.S. Borrower may merge or consolidate with any Person, provided that (A) the U.S. Borrower is the surviving corporation of such merger or consolidation, (B) after giving effect thereto, no Default or Event of Default is in existence and (C) if such merger or consolidation had occurred on the first day of the period of four full fiscal quarters most recently ended prior to the date of such event, the U.S. Borrower would have been in compliance with subsection 13.1 during such period of four full fiscal quarters; and

            (d) any Subsidiary may be merged, consolidated or amalgamated with or into any Person, or may sell, lease, transfer or otherwise dispose of its assets (upon voluntary liquidation, dissolution or otherwise) to any Person or may liquidate, wind up or dissolve itself if (A) after giving effect thereto, no Default or Event of Default is in existence and (B) if such merger, consolidation, amalgamation, sale, lease, transfer or other disposition had occurred on the first day of the period of four fiscal quarters most recently ended prior to the date of such event, the U.S. Borrower would have been in compliance with subsection 13.1 during such period of four full fiscal quarters.

For avoidance of doubt, the U.S. Borrower and its Subsidiaries may enter into reorganizations substantially consistent with achieving the corporate structure described in Schedule IX to this Agreement. Notwithstanding the foregoing to the extent any transaction otherwise permitted by this subsection 13.2 constitutes a Disposition to a Person which is not then the U.S. Borrower or a Subsidiary thereof, such Disposition must comply with the limits set forth in subsections 13.4(b) and (i).

            13.3 Limitation on Subsidiary and Secured Indebtedness. (a) Create, incur, assume or suffer to exist Subsidiary Indebtedness in an aggregate principal amount at any time outstanding exceeding 4% of Consolidated Assets at such time.

            (b) Create, incur, assume or suffer to exist any Indebtedness that constitutes Secured Indebtedness and that is secured by any Lien on any property, assets or receivables of the U.S. Borrower or any of its Subsidiaries (other than Specified Liens and other than the Liens existing on the Restatement Date and listed on Schedule X (and any extensions, renewals and replacements of any such Liens listed on Schedule X so long as the principal amount of Indebtedness or other obligations secured thereby is not increased and so long as such Liens are not extended to any other property of the U.S. Borrower or any of its Subsidiaries)) in an aggregate principal amount at any time exceeding $100,000,000 at such time.

            (c) Create, incur, assume or suffer to exist any Liens utilizing the basket set forth in clause (vii) of Section 4.07 of the Existing Public Indentures other than (i) Liens existing on the date hereof listed on Schedule X to this Agreement (and any extensions, renewals and replacements of any such Liens listed on Schedule X so long as the principal amount of Indebtedness or other obligations secured thereby is not increased and so long as such Liens are not extended to any other property of the U.S. Borrower or any of its Subsidiaries) securing Indebtedness and other obligations in an aggregate principal amount not to exceed $17,000,000 and (ii) other Liens securing Indebtedness and other obligations in an aggregate principal amount not to exceed $50,000,000.

            13.4 Disposition of Property. Dispose of any property, whether now owned or hereafter acquired, except:

            (a) the sale of inventory in the ordinary course of business; the Disposition of obsolete or worn-out property in the ordinary course of business; and the Disposition in the ordinary course of business of property no longer useful in the business of the U.S. Borrower and its Subsidiaries;

            (b) the Disposition of all or any portion of the Interiors Business at fair market value;

            (c) (i) the sale of receivables and customary related assets in connection with a Receivables Financing Transaction with respect to receivables of the U.S. Borrower and its Domestic Subsidiaries ("Domestic Receivables Program") and (ii) and the sale of receivables and customary related assets in connection with a Receivables Financing Transaction or pursuant to factoring programs, in each case on customary market terms for such transactions and with respect to receivables of the Foreign Subsidiaries ("Foreign Receivables Program");

            (d) the Disposition of cash and Cash Equivalents in the ordinary course of business;

            (e) the U.S. Borrower or any Subsidiary may Dispose of its assets or property to the U.S. Borrower or any other Subsidiary;

            (f) the U.S. Borrower or any Subsidiary may enter into operating leases as lessor in the ordinary course of business;

            (g) the U.S. Borrower or any Subsidiary may enter into assignments and licenses of intellectual property in the ordinary course of business;

            (h) the U.S. Borrower or any Subsidiary may Dispose of assets or property acquired with an intention to Dispose of such assets or property to a joint venture as long as such Disposition occurs within 360 days of the acquisition of such assets or property; and

            (i) the Disposition of other property having an aggregate fair market value not to exceed (i) in any fiscal year of the U.S. Borrower, an amount equal to 10% of Consolidated Assets on the last date of the immediately preceding fiscal year and (ii) from and after the Restatement Date, an amount equal to 25% of Consolidated Assets on December 31, 2005; provided, however, to the extent that the Net Cash Proceeds of any Disposition that are not required to be used to prepay the Loans pursuant to Section 9.4(i) are used to acquire or repair assets in the time period prescribed by Section 9.4(i), and if the U.S. Borrower or such Subsidiary has complied with the provisions of Section 12.7 with respect to any assets acquired or repaired with such reinvested proceeds, such Disposition shall be disregarded for purposes of calculations pursuant to this Section 13.4 (and shall otherwise be deemed to be permitted under this Section 13.4) to the extent of the reinvested proceeds, from and after the date of such reinvestment.

            13.5 Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the U.S. Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the U.S. Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries (collectively, "Restricted Payments"), except that as long as no Default or Event of Default has occurred and is continuing or would result therefrom the U.S. Borrower may make Restricted Payments in an aggregate amount not to exceed (a) $25,000,000 during the period from and including the Restatement Date to and including December 31, 2006 and (b)(i) $40,000,000 in any fiscal year beginning with fiscal year 2007 plus (ii) on and after January 1, 2008, 50% of Consolidated Net Income of the U.S. Borrower and its Subsidiaries accrued during the period (treated as one accounting period) from January 1, 2007 to the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 12.1 plus (iii) 100% of the Net Cash Proceeds from the issuance and sale after the Restatement Date of common stock of the U.S. Borrower or other Capital Stock of the U.S. Borrower approved by the General Administrative Agent plus (iv) amounts required to be expended by the U.S. Borrower to make mandatory purchases of its Capital Stock pursuant to employee benefit plans. Notwithstanding the foregoing, (x) the cashless exercise of stock options granted pursuant to any employee benefit plan shall not be construed as a Restricted Payment and (y) the U.S. Borrower may make any such permitted Restricted Payment within 60 days after the date of declaration thereof if at such date of declaration such Restricted Payment would have complied with this Section 13.5.

            13.6 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement with respect to any Public Indebtedness or any Specified Private Indebtedness that prohibits or limits (other than a limitation on the maximum principal amount of obligations that may be secured at any time, so long as such limitation is not less than the sum of the Commitments then in effect and the then-outstanding aggregate principal amount of the Term Loans) the ability of the U.S. Borrower or any of its Domestic Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property (including Capital Stock) or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party or any amendment, restatement or refinancing thereof other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) the Existing Public Indentures as in effect on the Restatement Date and (d) any agreements governing any Receivable Financing Transaction (in which case, any prohibition or limitation shall only be effective against the assets conveyed thereunder).

            13.7 Indebtedness. Create, incur or suffer to exist any Public Indebtedness (other than the Existing Public Indentures) or Specified Private Indebtedness of the U.S. Borrower (or Guarantee Obligation of the U.S. Borrower in respect thereof) in a single transaction or series of related transactions in an aggregate principal amount of $75,000,000 or more unless such Indebtedness does not require any scheduled or mandatory (other than customary provisions that would apply in a public high yield debt securities financing, including without limitation upon change of control, asset sales and acceleration) principal payments, prepayments, redemptions or purchases prior to June 30, 2012.

            13.8 Incorporation of Certain Covenants. If at any time any financial maintenance covenant, operating covenant (other than an incurrence covenant) or event of default in any agreement governing existing Specified Private Indebtedness of the U.S. Borrower or any of its wholly-owned Subsidiaries is more restrictive than this Agreement and the General Administrative Agent requests in writing incorporation of such financial covenant, operating covenant or event of default, such financial covenant, operating covenant or event of default as set forth from time to time in such agreement shall be deemed to be incorporated in this Agreement for the benefit of the Secured Parties (and the U.S. Borrower agrees to notify the General Administrative Agent of the terms of such covenants and events of default upon the effectiveness of or amendment from time to time of any such agreement governing Specified Private Indebtedness and upon any existing Indebtedness becoming Specified Private Indebtedness). It is understood and agreed that, with respect to any agreement governing Specified Private Indebtedness, at any time the aggregate principal amount outstanding thereunder and the commitments thereunder are less than $75,000,000, this covenant shall cease to apply with respect to such agreement.

            13.9 Restructurings. Except in the ordinary course of business, enter into or consummate any corporate or similar reorganization, whether in a single transaction or in a series of related transactions, which, in the judgment of the U.S. Borrower, would materially reduce the value of the Collateral (taken as a whole) to the Lenders; it being understood that any Disposition of assets to, or a merger, consolidation or liquidation with or into, a Non-Guarantor Pledged Entity (as hereinafter defined) or another Subsidiary which is a direct or indirect Subsidiary of a Non-Guarantor Pledged Entity shall not be construed as reducing the value of the Collateral. For purposes of this Section 13.9, a "Non-Guarantor Pledged Entity" shall mean a Subsidiary which is not a Guarantor but the Capital Stock of which is pledged pursuant to the Security Documents.

            SECTION 14. GUARANTEE

            14.1 Guarantee. (a) The U.S. Borrower hereby unconditionally and irrevocably guarantees to the General Administrative Agent, for the ratable benefit of the Administrative Agents and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each of the other Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Borrowers.

            (b) The U.S. Borrower further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel, provided that the U.S. Borrower shall only be required to pay the fees and disbursements of (i) one counsel for the General Administrative Agent, (ii) one counsel for the Canadian Administrative Agent, (iii) one counsel for the Canadian Lenders, (iv) one counsel for the U.S. Revolving Lenders and the Term Lenders and (v) one counsel for the General Administrative Agent and the Multicurrency Lenders in the jurisdiction of each Foreign Subsidiary Borrower) which may be paid or incurred by the Administrative Agents, or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the U.S. Borrower under this Section. This Section shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto any Borrower may be free from any Obligations.

            (c) No payment or payments made by any Borrower or any other Person or received or collected by the Administrative Agents or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the U.S. Borrower hereunder which shall, notwithstanding any such payment or payments, remain liable hereunder for the Obligations until the Obligations are paid in full and the Commitments are terminated.

            (d) The U.S. Borrower agrees that whenever, at any time, or from time to time, it shall make any payment to any Administrative Agent or any Lender on account of its liability hereunder, it will notify such Administrative Agent and such Lender in writing that such payment is made under this Section for such purpose.

            14.2 No Subrogation. Notwithstanding any payment or payments made by the U.S. Borrower hereunder, or any set-off or application of funds of the U.S. Borrower by any Administrative Agent or any Lender, the U.S. Borrower shall not be entitled to be subrogated to any of the rights of any Administrative Agent or any Lender against the other Borrowers or against any collateral security or guarantee or right of offset held by any Administrative Agent or any Lender for the payment of the Obligations, nor shall the U.S. Borrower seek or be entitled to seek any contribution or reimbursement from the other Borrowers in respect of payments made by the U.S. Borrower hereunder, until all amounts owing to the Administrative Agent and the Lenders by the other Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the U.S. Borrower on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the U.S. Borrower in trust for the Administrative Agents and the Lenders, segregated from other funds of the U.S. Borrower, and shall, forthwith upon receipt by the U.S. Borrower, be turned over to the General Administrative Agent in the exact form received by the U.S. Borrower (duly indorsed by the U.S. Borrower to the General Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the General Administrative Agent may determine.

            14.3 Amendments, etc. with respect to the Obligations; Waiver of Rights. The U.S. Borrower shall remain obligated hereunder notwithstanding that, without any reservation of rights against the U.S. Borrower, and without notice to or further assent by the U.S. Borrower, any demand for payment of any of the Obligations made by any Administrative Agent or any Lender may be rescinded by such Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Administrative Agent or any Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as the General Administrative Agent or the Lenders (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of any Administrative Agent or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the U.S. Borrower, any Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the relevant Borrower or any other guarantor, and any failure by any Administrative Agent or any Lender to make any such demand or to collect any payments from any such Borrower or any such other guarantor or any release of such Borrower or such other guarantor shall not relieve the U.S. Borrower of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Administrative Agent or any Lender against the U.S. Borrower. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            14.4 Guarantee Absolute and Unconditional. The U.S. Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Borrowers and the U.S. Borrower and the other Borrowers, on the one hand, and the Administrative Agents and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The U.S. Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the other Borrowers and the U.S. Borrower with respect to the Obligations. This Section 14 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers (other than the U.S. Borrower) against any Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the U.S. Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of the U.S. Borrower under this Section 14, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the U.S. Borrower, any Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the other relevant Borrower or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from such other Borrower or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the other Borrowers or any other Person or of any such collateral security, guarantee or right of offset, shall not relieve the U.S. Borrower of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Administrative Agent or any Lender against the U.S. Borrower. This Section 14 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the U.S. Borrower and its successors and assigns, and shall inure to the benefit of the Administrative Agents and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the U.S. Borrower under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

            14.5 Reinstatement. This Section 14 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

            14.6 Payments. The U.S. Borrower hereby agrees that all payments required to be made by it hereunder will be made to the General Administrative Agent, for the benefit of the Administrative Agents and the Lenders, as the case may be, without set-off or counterclaim in accordance with the terms of the Obligations, including, without limitation, in the currency in which payment is due.

            SECTION 15. EVENTS OF DEFAULT

            Upon the occurrence of any of the following events:

            (a) Any Borrower shall fail to pay (i) any principal of any Loans or any Acceptance Reimbursement Obligations when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms thereof or hereof or (ii) any interest on any Loans, any Reimbursement Obligations or Subsidiary Reimbursement Obligations, or any fee or other amount payable hereunder, within five days after any such interest, fee or other amount becomes due in accordance with the terms hereof; or

            (b) Any representation or warranty made or deemed made by the U.S. Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) The U.S. Borrower or any other Loan Party shall default in the observance or performance of any negative covenant contained in Section
      13.1 or 13.2; or

            (d) The U.S. Borrower or any other Loan Party shall default in the observance or performance of Section 13.3, and such default shall continue unremedied for a period of 10 days after notice thereof from the General Administrative Agent or the Required Lenders to the U.S. Borrower; or

            (e) The U.S. Borrower or any Subsidiary Guarantor shall default in the observance or performance of any other agreement contained in this Agreement, any Security Document or any Note other than as provided in (a) through (d) above, and such default shall continue unremedied for a period of 30 days after notice thereof from the General Administrative Agent or the Required Lenders to the U.S. Borrower; or

            (f) This Agreement, any of the Security Documents or any Note shall cease, for any reason, to be in full force and effect, or the U.S. Borrower or any other Loan Party shall so assert, or any security interest created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, or the U.S. Borrower or any other Loan Party shall so assert, except, in each case, as provided in subsection 17.17; or

            (g) (i) The U.S. Borrower or any of its Subsidiaries shall default in any payment of principal of or interest on any Material Indebtedness beyond the period of grace (not to exceed 90 days), if any, provided in the instrument or agreement under which such Material Indebtedness was created or (ii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause
      (g)(ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or

            (h) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the U.S. Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the U.S. Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

            (i) The U.S. Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the U.S. Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or
      (vi) take any action for the purpose of effecting any of the foregoing; or

            (j) The U.S. Borrower or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

            (k) An ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect; or

            (l) One or more judgments for the payment of money in an aggregate amount (to the extent not fully covered by insurance) in excess of $50,000,000 shall be entered against the U.S. Borrower or any of its Subsidiaries, and such judgments shall have not been paid, vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

            (m) a Change in Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (i) or (j) above with respect of the U.S. Borrower or the Canadian Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all Reimbursement Obligations, Subsidiary Reimbursement Obligations and Acceptance Reimbursement Obligations, regardless of whether or not such Reimbursement Obligations, Subsidiary Reimbursement Obligations and Acceptance Reimbursement Obligations are then due and payable) shall immediately become due and payable, and (B) if such event is any other Event of Default, any of the following actions may be taken: (i) with the consent of the Majority Lenders, the General Administrative Agent may, or upon the request of the Majority Lenders, the General Administrative Agent shall, by notice to the U.S. Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) with the consent of the Majority Lenders, the General Administrative Agent may, or upon the direction of the Majority Lenders, the General Administrative Agent shall, by notice of default to the U.S. Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts payable in respect of Letters of Credit whether or not the beneficiaries thereof shall have presented the drafts and other documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable and (iii) the General Administrative Agent may, and upon the direction of the Majority Lenders shall, exercise any and all remedies and other rights provided pursuant to this Agreement and/or the other Loan Documents.

            With respect to all outstanding Reimbursement Obligations and Subsidiary Reimbursement Obligations which have not matured at the time of an acceleration pursuant to the preceding paragraph, the U.S. Borrower shall at such time deposit in a cash collateral account opened by and maintained by the General Administrative Agent an amount equal to the aggregate amount of all such Reimbursement Obligations and Subsidiary Reimbursement Obligations. Amounts held in such cash collateral account shall be applied by the General Administrative Agent to the payment of Reimbursement Obligations and Subsidiary Reimbursement Obligations when drawings under the related Letters of Credit are made, and any balance in such account shall be applied to repay other obligations of the U.S. Borrower hereunder. After all Reimbursement Obligations and Subsidiary Reimbursement Obligations shall have been satisfied and all other obligations of the U.S. Borrower hereunder shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the U.S. Borrower.

            With respect to all outstanding Acceptance Reimbursement Obligations in respect of Acceptances which have not matured at the time of an acceleration pursuant to the second preceding paragraph, the Canadian Borrower shall at such time deposit in a cash collateral account opened by and maintained by the Canadian Administrative Agent an amount equal to the aggregate undiscounted face amount of all such unmatured Acceptances. Amounts held in such cash collateral account shall be applied by the Canadian Administrative Agent to the payment of maturing Acceptances, and any balance in such account shall be applied to repay other obligations of the Canadian Borrower hereunder and under any Canadian Revolving Credit Notes. After all Acceptance Reimbursement Obligations shall have been satisfied and all other obligations of the Canadian Borrower hereunder and under any Canadian Revolving Credit Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Canadian Borrower.

            Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

            SECTION 16. THE ADMINISTRATIVE AGENTS, THE DOCUMENTATION AGENTS, THE
                        SYNDICATION AGENTS, THE SENIOR

                        MANAGING AGENTS, THE MANAGING AGENTS AND THE CO-AGENTS

            16.1 Appointment. Each Lender hereby irrevocably designates and appoints (a) JPMorgan Chase Bank as the General Administrative Agent and (b) The Bank of Nova Scotia as the Canadian Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes (a) JPMorgan Chase Bank to act as the General Administrative Agent of such Lender, and (b) The Bank of Nova Scotia to act as the Canadian Administrative Agent, and, in each case, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the General Administrative Agent and the Canadian Administrative Agent, respectively, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Administrative Agent.

            16.2 Delegation of Duties. Each Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Administrative Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            16.3 Exculpatory Provisions. Neither Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. Neither Administrative Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

            16.4 Reliance by Administrative Agent. Each Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of them), independent accountants and other experts selected by such Administrative Agent. Each Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment or transfer thereof shall have been filed with such Administrative Agent. Each Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and the Acceptance Reimbursement Obligations.

            16.5 Notice of Default. Neither Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the General Administrative Agent receives such a notice, such Administrative Agent shall give notice thereof to the Lenders. The General Administrative Agent shall take such action reasonably promptly with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the General Administrative Agent shall have received such directions, such Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

            16.6 Non-Reliance on Administrative Agents and Other Lender. Each Lender expressly acknowledges that neither Administrative Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by such Administrative Agent hereinafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by such Administrative Agent to any Lender. Each Lender represents to each Administrative Agent that it has, independently and without reliance upon such Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Extensions of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon either Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Administrative Agent hereunder, such Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of such Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

            16.7 Indemnification. Each U.S. Revolving Lender and each Term Lender (together with, in the case of a U.S. Common Lender, its Counterpart Lender on a joint and several basis) agrees to indemnify each Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to its Aggregate Percentage in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans, the Acceptance

Reimbursement Obligations and all other amounts payable hereunder shall have been paid in full, ratably in accordance with such Aggregate Percentage immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans and the Acceptance Reimbursement Obligations) be imposed on, incurred by or asserted against such Administrative Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found to have resulted from the gross negligence or willful misconduct of such Administrative Agent. The agreements in this subsection shall survive the payment of the Loans, the Acceptance Reimbursement Obligations and all other amounts payable hereunder.

            16.8 Administrative Agents in their Individual Capacity. Each Administrative Agent and its respective affiliates may make loans to, accept Drafts, accept deposits from and generally engage in any kind of business with any Loan Party as though such Administrative Agent was not an Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made or renewed by such Administrative Agent, any Acceptances created by such Administrative Agent, any Letter of Credit issued or participated in by it and any Note or Acceptance Note issued to it, such Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include each Administrative Agent in its individual capacity.

            16.9 Successor Administrative Agents. The General Administrative Agent may resign as General Administrative Agent, and the Canadian Administrative Agent may resign as Canadian Administrative Agent, in each case upon 30 days' notice to the Lenders and the other Administrative Agent. If either Administrative Agent shall resign as General Administrative Agent or Canadian Administrative Agent, as the case may be, under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the U.S. Revolving Lenders (in the case of a resignation of the General Administrative Agent) or the Canadian Lenders (in the case of a resignation of the Canadian Administrative Agent) a successor administrative agent for the Lenders, which successor administrative agent shall (unless an Event of Default under Section 15(a), (h), (i) or (j) with respect to any Borrower shall have occurred and be continuing) be approved by the U.S. Borrower (such approval not to be unreasonably withheld), whereupon such successor administrative agent shall succeed to the rights, powers and duties of the resigning Administrative Agent, and the terms "General Administrative Agent" or "Canadian Administrative Agent", as the case may be, shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as either General Administrative Agent or Canadian Administrative Agent, as the case may be, shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any resigning Administrative Agent's resignation as either General Administrative Agent or Canadian Administrative Agent, as the case may be, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was either General Administrative Agent or Canadian Administrative Agent, as the case may be, under this Agreement and the other Loan Documents.

            16.10 The Documentation Agents, Syndication Agents, Senior Managing Agents, Managing Agents and Co-Agents. Each Lender, the Documentation Agents, each Syndication Agent, each Senior Managing Agent, each Managing Agent and each Co-Agent acknowledges that the Documentation Agents, Syndication Agent, Senior Managing Agents, Managing Agents and Co-Agents, in such capacity, shall have no duties or responsibilities, and shall incur no liabilities, under this Agreement or the other Loan Documents in its capacity as such.

            SECTION 17. MISCELLANEOUS

            17.1 Amendments and Waivers. (a) Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection
17.1. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agents may, from time to time, (i) enter into with the U.S. Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights or obligations of the Lenders or of the U.S. Borrower hereunder or thereunder or
(ii) waive at the U.S. Borrower's request, on such terms and conditions as the Majority Lenders or the Administrative Agents, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

      (A) reduce the amount or extend the scheduled date of maturity of any Loan, Reimbursement Obligation or any Acceptance or any Acceptance Note or of any scheduled installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Canadian Revolving Credit Commitment, Multicurrency Commitment or U.S. Revolving Credit Commitment, in each case without the consent of each Lender affected thereby;

      (B) amend, supplement, modify or waive any provision of this subsection
      17.1 or reduce the percentages specified in the definition of "Majority Lenders" or consent to the assignment or transfer by the U.S. Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the consent of all the Lenders or reduce the percentages specified in the definitions of (I) "Majority U.S. Lenders" or "Majority Multicurrency Lenders" without the consent of all of the U.S. Lenders or (II) "Majority Canadian Lenders" without the consent of all of the Canadian Lenders;

      (C) amend, supplement, modify or waive any provision of Section 16 or any other provision of this Agreement governing the respective rights or obligations of the General Administrative Agent or the Canadian Administrative Agent without the consent of the then Administrative Agents, respectively;

      (D) amend, supplement, modify or waive any provision of Section 3 or any other provision of this Agreement governing the rights and obligations of the Swing Line Lenders or the definitions used therein without the consent of each relevant Swing Line Lender;

      (E) extend the expiring date on any Letter of Credit beyond the Revolving Credit Termination Date without the consent of each Lender; or

      (F) release all or substantially all of the guarantees contained in
      Section 14 and under the Subsidiary Guarantee without the consent of each Lender other than as permitted under subsection 17.17.

Any waiver and any amendment, supplement or modification pursuant to this subsection 17.1 shall apply to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the General Administrative Agent, the Canadian Administrative Agent and all future holders of the Loans and the Reimbursement Obligations, Subsidiary Reimbursement Obligations and Acceptance Reimbursement Obligations. In the case of any waiver, the Borrowers, the Lenders, the General Administrative Agent and the Canadian Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            (b) In addition to amendments effected pursuant to the foregoing paragraph (a), Schedules II and III may be amended as follows:

            (i) Schedule II will be amended to add Subsidiaries of the U.S. Borrower as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the U.S. Borrower, any such Foreign Subsidiary Borrower and the General Administrative Agent, of a Joinder Agreement providing for any such Subsidiary to become a Foreign Subsidiary Borrower, and (B) delivery to the General Administrative Agent of (I) a Foreign Subsidiary Opinion in respect of such additional Foreign Subsidiary Borrower and (II) such other documents with respect thereto as the General Administrative Agent shall reasonably request. Within ten (10) Business Days after the date on which an additional Foreign Subsidiary Borrower becomes party to this Agreement, the General Administrative Agent agrees to notify the Lenders thereof (via IntraLinks or such other communication permitted under this Agreement).

            (ii) Schedule II will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon (A) execution and delivery by the U.S. Borrower of a written amendment providing for such amendment and (B) repayment in full of all outstanding Loans of such Foreign Subsidiary Borrower.

            (iii) Schedule III will be amended (A) to change administrative information contained therein (other than any interest rate definition, funding time, payment time or notice time contained therein) or (B) to add Available Foreign Currencies (and related interest rate definitions and administrative information) with the approval of the Majority Multicurrency Lenders, in each case, upon execution and delivery by the U.S. Borrower and the General Administrative Agent of a written amendment providing for such amendment.

            (iv) Schedule III will be amended to conform any funding time, payment time or notice time contained therein to then-prevailing market practices, upon execution and delivery by the U.S. Borrower and the General Administrative Agent of a written amendment providing for such amendment.

            (v) Schedule III will be amended to change any interest rate definition contained therein, upon execution and delivery by the U.S. Borrower, all the Multicurrency Lenders and the General Administrative Agent of a written amendment providing for such amendment.

            (b) The General Administrative Agent shall give prompt notice to each U.S. Revolving Lender and each Term Lender of any amendment effected pursuant to subsection 17.1(b).

            17.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the U.S. Borrowers, the Canadian Borrower, the General Administrative Agent and the Canadian Administrative Agent, and as set forth in
Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

The U.S. Borrower:                        Lear Corporation
                                          21557 Telegraph Road
                                          Southfield, Michigan  48034
                                          Attention:  Shari L. Burgess
                                          Telecopy:  (248) 447-1593

The Canadian Borrower:                    Lear Canada
                                          c/o 21557 Telegraph Road
                                          Southfield, Michigan  48034
                                          Attention:  Shari L. Burgess
                                          Telecopy:  (248) 447-1593

The Foreign                               Lear Corporation
Subsidiary Borrowers:                     21557 Telegraph Road
                                          Southfield, Michigan  48034
                                          Attention:  Shari L. Burgess
                                          Telecopy:  (248) 447-1593

The General                               JPMorgan Chase Bank, N.A.
Administrative Agent:                     Loan and Agency Services Group
                                          1111 Fannin, 10th Floor
                                          Houston, TX, 77002
                                          Attention:  Alice Telles
                                          Telecopy:  (713) 750-2666

                                          With a copy to:

                                          JPMorgan Chase Bank, N.A.
                                          270 Park Avenue
                                          New York, New York 10017
                                          Attention:  Richard Duker
                                          Telecopy:  (212) 270-5127

The Issuing Lender:                       JPMorgan Chase Bank, N.A.
                                          Standby Letter of Credit & Trade Risk
                                          10420 Highland Manor Drive, 4th floor
                                          Tampa, FL 33647
                                          Attention: James Alonzo
                                          Telecopy:  (813) 432-5161


                                                                             108

The Swing Line Dollar Lender:             Bank of America, N.A.
                                          901 Main Street, 14th Floor
                                          Dallas, TX 75202
                                          Mail Code: TX1-492-14-05
                                          Attention:  Betty Canales
                                          Telecopy:  214-290-8377

The Swing Line Multicurrency Lender:      With respect to Swing Line Multicurrency
                                          Loans requested in the United States:

                                          JPMorgan Chase Bank, N.A.
                                          Loan and Agency Services Group
                                          1111 Fannin, 10th Floor
                                          Houston, TX, 77002
                                          Attention:  Alice Telles
                                          Telecopy:  (713) 750-2666

                                          With respect to Swing Line Multicurrency
                                          Loans requested in Europe:

                                          J.P. Morgan Europe Limited
                                          125 London Wall, Floor 1
                                          London EC2Y 5AJ
                                          Attention: James Beard/Maxine Graves
                                          Telecopy: (011)-44-207-777-2360

The Canadian                              The Bank of Nova Scotia
Administrative Agent:                     WBO - Loan Operations
                                          720 King Street West, 3rd Floor
                                          Toronto, Ontario
                                          M5V 2T3
                                          Attention:  Senior Manager
                                          Telecopy:  (416) 866-5991

provided that any notice, request or demand to or upon (i) the Administrative Agents or the Lenders pursuant to subsection 2.3, 3.2, 4.2, 5.3, 6.2, 7.3, 8.2, 9.2, 9.4 or 9.7 or (ii) the Swing Line Lenders pursuant to Section 3, shall not be effective until received. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agents (or, if applicable, the Issuing Lender and/or the relevant Swing Line Lender). Each Administrative Agent, each Swing Line Lender and each Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

            17.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Borrower, the General Administrative Agent, the Canadian Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            17.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

            17.5 Payment of Expenses and Taxes. The U.S. Borrower agrees (a) to pay or reimburse each Administrative Agent for all its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, (b) to pay or reimburse each Lender and each Administrative Agent for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any such other documents, including, without limitation, fees and disbursements of counsel to each Administrative Agent and the reasonable fees and disbursements of counsel to the several Lenders; provided that, in the case of clauses (a) and (b), the U.S. Borrower shall not be obligated to so reimburse for more than one law firm (and, in addition to such law firm, any local counsel engaged in each relevant jurisdiction by such law firm) as counsel for the Lenders and the Administrative Agents, (c) to pay, indemnify, and hold each Lender and each Administrative Agent and their respective directors, trustees, officers, employees and agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other documentary taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes and any such other documents, and (d) to pay, indemnify, and hold each Lender and each Administrative Agent (and their respective affiliates, trustees, officers, directors, employees, advisors and agents) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes and the other Loan Documents, the use or proposed use by the Borrowers of the proceeds of the Loans (all the foregoing, collectively, the "indemnified liabilities"); provided that the U.S. Borrower shall have no obligation hereunder to (i) any Administrative Agent with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Administrative Agent or (ii) any Lender with respect to indemnified liabilities arising from gross negligence or willful misconduct of such Lender, in each case as finally determined by a court of competent jurisdiction; provided, however, that nothing in this subsection shall be construed as requiring the Canadian Borrower to so indemnify in amounts that would be in violation of, and its obligations to so indemnify are subject to, the restrictions on financial assistance set out in the Business Corporations Act (Ontario); and, provided, further, that the preceding proviso shall not be construed in any way as limiting or derogating from the obligations of the other Borrowers set out in this subsection. The agreements in this subsection shall survive repayment of the Loans, the Acceptance Reimbursement Obligations and all other amounts payable hereunder.

            17.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agents, all future holders of the Loans, the Reimbursement Obligations, the Subsidiary Reimbursement Obligations and the Acceptance Reimbursement Obligations and their respective successors and assigns, except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

            (b) Any Lender may, in the ordinary course and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents; provided that (i) in the case of participations granted by a Canadian Lender, such Participant must be a resident of Canada for purposes of the Tax Act unless such participation is granted pursuant to subsection 17.8 and (ii) other than with respect to a participation in Term Loans, such Participant must be a Professional Market Party. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. At the time of each sale of a participating interest, any Lender not organized under the laws of the United States of America or a state thereof shall provide the U.S. Borrower and the General Administrative Agent with revised Forms required under
Section 9.12 reflecting that portion of its Commitment and Loan which has been sold to the Participant on an IRS Form W-8IMY (or whichever successor form shall be applicable). Any agreement pursuant to which any Lender shall sell any such participating interest shall provide that such Lender shall retain the sole right and responsibility to exercise such Lender's rights and enforce the Borrowers' obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Loan Documents, provided that such participation agreement may provide that such Lender will not agree to any amendment, supplement, modification or waiver described in clause (A) or (B) of the proviso to the second sentence of subsection 17.1(a) without the consent of the Participant. Each Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 17.7(a) as fully as if it were a Lender hereunder. Each Borrower agrees that each Participant shall be entitled to the benefits of subsections 9.10, 9.11, 9.12 and 17.7 with respect to its participation in the Commitments and the Loans outstanding from time to time hereunder as if it was a Lender; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

            (c) Any Lender may, in the ordinary course and in accordance with applicable law, at any time and from time to time assign, with the prior written consent of the General Administrative Agent, the Canadian Administrative Agent (in the event of an assignment of Canadian Revolving Credit Commitments), each Issuing Lender, the Swing Line Dollar Lender, the Swing Line Multicurrency Lender (in the event of an assignment of Multicurrency Commitments) and the U.S. Borrower (such consent not to be unreasonably withheld), to an additional bank, financial institution or, in the case of an assignment of Term Loans, other Person (each, an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents including, without limitation, its Commitments, Loans and Acceptance Reimbursement Obligations, pursuant to an duly executed Assignment and Acceptance, substantially in the form of Exhibit J, and delivered to the Administrative Agents for their acceptance and recording in the Register; provided that (i) if any Lender assigns a part of its rights and obligations in respect of Revolving Credit Loans and/or Revolving Credit Commitment under this Agreement to an Assignee, such Lender and such Lender's Counterpart Lender (if any) shall each assign proportionate interests in their respective Revolving Credit Commitment and Revolving Credit Loans and other related rights and obligations hereunder to such Assignee and a Counterpart Lender for such Assignee designated by it, (ii) if any U.S. Revolving Lender assigns a part of its rights and obligations under this Agreement in respect of its U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitment to an Assignee, such U.S. Revolving Lender shall assign proportionate interests in (A) its participations in the Swing Line Dollar Loans and other rights and obligations hereunder in respect of the Swing Line Dollar Loans to such Assignee and (B) its Multicurrency Loans and Multicurrency Commitments (provided, that with the consent of the U.S. Borrower and the General Administrative Agent, a Lender may assign portions of its Revolving Credit Commitment without assigning a proportionate share of its Multicurrency Commitment if either (x) such proportionate share of such Multicurrency Commitment shall be assumed by another Lender or (y) if the U.S. Borrower so agrees, such proportionate share of such Multicurrency Commitment shall be terminated), (iii) if any Multicurrency Lender assigns a part of its rights and obligations under this Agreement in respect of its Multicurrency Loans and/or Multicurrency Commitment to an Assignee, such Multicurrency Lender shall assign proportionate interests in its participations in the Swing Line Multicurrency Loans to such Assignee, (iv) in the case of any such assignment to any Assignee other than a Lender, an affiliate of a Lender or an Approved Fund, the aggregate amount of (x) any Term Loans being assigned shall not be less than $1,000,000 (or, if less, the then outstanding amount of Term Loans held by the assigning Term Lender) and (y) the U.S. Revolving Credit Commitment (or, if the U.S. Revolving Credit Commitments have terminated or expired, the aggregate principal amount of any U.S. Revolving Credit Loans) being assigned, or the U.S. Dollar Equivalent of the aggregate amount of the Canadian Revolving Credit Commitment (or, if the Canadian Revolving Credit Commitments have terminated or expired, the aggregate amount of Canadian Revolving Credit Loans and Acceptance Reimbursement Obligations) being assigned shall not be less than $10,000,000 (or (1) if less, the then outstanding amount of such Commitments, Loans and/or Acceptance Reimbursement Obligations or (2) such lesser amount as may be agreed by the U.S. Borrower and the Administrative Agents), and after giving effect to such assignment such assignor Lender, if it retains any U.S. Revolving Credit Commitment, shall retain a U.S. Revolving Credit Commitment of at least $10,000,000 (provided that such minimum assignment amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any), (v) in the case of any such assignment made by a Canadian Lender, such Assignee must be a resident of Canada for purposes of the Tax Act unless such assignment is made pursuant to subsection 17.8, (vi) except in connection with an assignment of Term Loans, such Assignee must be a Professional Market Party, (vii) with respect to an assignment of Term Loans, no consent of any Issuing Lender, the Canadian Administrative Agent, the Swing Line Dollar Lender or the Swing Line Multicurrency Lender shall be required, and
(viii) with respect to an assignment of Term Loans to any Lender, any Affiliate thereof or an Approved Fund, no consent of the Borrower or the General Administrative Agent shall be required. Upon such execution, delivery, acceptance and recording, from and after the closing date determined pursuant to such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments, rights in respect of Acceptance Reimbursement Obligations and Loans as set forth therein, and (II) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding the foregoing, no consent of the U.S. Borrower shall be required for any assignment effected while an Event of Default is in existence; provided that the applicable Administrative Agent or applicable Lender shall provide notice to the U.S. Borrower of such assignment.

            (d) The Administrative Agents, on behalf of the Borrowers, shall maintain at their respective addresses referred to in subsection 17.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of (i) the names and addresses of the Lenders and the Commitments of, and/or principal amounts of the Loans and Acceptances owing to, each Lender from time to time and (ii) the other information required from time to time pursuant to subsection 3.1 in respect of Swing Line Loans. The entries in the Register shall constitute prima facie evidence of the information recorded therein, and the Borrowers, the Administrative Agents and the Lenders may (and, in the case of any Loan, Acceptance or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan, Acceptance or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan, Acceptance or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the U.S. Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, executed by the Borrowers and the Administrative Agents), together with payment to the Administrative Agents of a registration and processing fee of $3,500, the Administrative Agents shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Borrowers.

            (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning such Borrower and its Affiliates which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of such Borrower in connection with such Lender's credit evaluation of such Borrower and its Affiliates prior to becoming a party to this Agreement; provided, that any such Transferee is advised of the confidential nature of such information, if applicable, such Lender takes reasonable steps, in accordance with customary practices, to ensure that any such information is not used in violation of federal or state securities laws and such Lender otherwise complies with subsection 17.19.

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this subsection 17.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

            (h) If, pursuant to this subsection, any interest in this Agreement or any Loan is transferred from a U.S. Revolving Lender or a Term Lender to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the General Administrative Agent and the U.S. Borrower) to provide the transferor Lender (and, in the case of any Transferee registered in the Register, the General Administrative Agent and the U.S. Borrower) the tax forms and other documents required to be delivered pursuant to subsection 9.12(b) or (c) and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

            (i) If, pursuant to this subsection, any interest in this Agreement or any Loan is transferred from a Lender (other than a U.S. Revolving Lender or a Term Lender) to any Transferee, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to agree (for the benefit of the transferor Lender, the General Administrative Agent and the Foreign Subsidiary Borrowers) to provide the transferor Lender, the General Administrative Agent and the Foreign Subsidiary Borrowers the tax forms and other documents required to be delivered pursuant to subsection 9.12(c) and to comply from time to time with all applicable laws and regulations with regard to such withholding tax exemption.

            (j) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of any Borrower, any Administrative Agent or any other Person and without regard to the limitations set forth in subsection 17.6(c). Each Borrower, each Lender and each Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

            17.7 Adjustments; Set-Off. (a) If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of its Extensions of Credit then due and owing to it from any Borrower, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 15(h),
(i) or (j), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Extensions of Credit then due and owing to it from such Borrower, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Extensions of Credit owing to it from such Borrower, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable hereunder (whether at the stated maturity thereof, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or Affiliate thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Borrowers and the Administrative Agents after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            (c) To the extent that any Taxes are required to be withheld from any amounts payable by a Lender to a Benefited Lender in connection with such Benefited Lender's participating interest pursuant to subsection 17.7(a), each Borrower, with respect to the relevant Loans made to it, shall be required to pay increased amounts to such participating Benefited Lender to the extent such additional amounts would have been required under subsection 9.12 if such Borrower were making payments with respect to the participating interest directly to the participating Benefited Lender.

            17.8 Loan Conversion/Participations. (a) (i) On any Conversion Date, to the extent not otherwise prohibited by a Requirement of Law or otherwise, all Loans outstanding in any currency other than U.S. Dollars ("Loans to be Converted") shall be converted into U.S. Dollars (calculated on the basis of the relevant Exchange Rates as of the Business Day immediately preceding the Conversion Date) ("Converted Loans"), (ii) on each date on or after the Conversion Date on which any Acceptances or Acceptance Notes shall mature such Acceptances and Acceptance Notes ("Acceptances to be Converted") shall be converted into Canadian Revolving Credit Loans denominated in U.S. Dollars (calculated on the basis of the Exchange Rate as of the Business Day immediately preceding such maturity date) ("Converted Acceptances") and (iii) on the Conversion Date (with respect to Loans described in the foregoing clause (i)), and on the respective maturity date (with respect to Acceptances and Acceptance Notes described in the foregoing clause (ii)) (A) each U.S. Revolving Lender severally, unconditionally and irrevocably agrees that it shall purchase in U.S. Dollars a participating interest in such Converted Loans and Converted Acceptances in an amount equal to its Conversion Sharing Percentage of (x) the outstanding principal amount of the Converted Loans and (y) the face amount of matured Acceptances and Acceptance Notes, as applicable, and (B) to the extent necessary to cause the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender, after giving effect to the purchase and sale of participating interests under the foregoing clause (iii), to equal its U.S. Revolving Credit Commitment Percentage (calculated immediately prior to the termination or expiration of the U.S. Revolving Credit Commitments), each U.S. Revolving Lender severally, unconditionally and irrevocably agrees that it shall purchase or sell a participating interest in U.S. Revolving Credit Loans then outstanding. Each U.S. Revolving Lender will immediately transfer to the appropriate Administrative Agent, in immediately available funds, the amounts of its participation(s), and the proceeds of such participation(s) shall be distributed by such Administrative Agent to each Lender from which a participating interest is being purchased in the amount(s) provided for in the preceding sentence. All Converted Loans and Converted Acceptances (which shall have been converted into Canadian Revolving Credit Loans denominated in Dollars) shall bear interest at the rate which would otherwise be applicable to ABR Loans. For the avoidance of doubt, subsection 17.8 shall have no applicability to any Term Loans.

            (b) If, for any reason, the Loans to be Converted or Acceptances to be Converted, as the case may be, may not be converted into U.S. Dollars in the manner contemplated by paragraph (a) of this subsection 17.8, (i) the General Administrative Agent shall determine the U.S. Dollar Equivalent of the Loans to be Converted or Acceptances to be Converted, as the case may be, (calculated on the basis of the Exchange Rate as of the Business Day immediately preceding the date on which such conversion would otherwise occur pursuant to paragraph (a) of this subsection 17.8), (ii) effective on such Conversion Date, each Lender severally, unconditionally and irrevocably agrees that it shall purchase in U.S. Dollars a participating interest in such Loans to be Converted or Acceptances to be Converted, as the case may be, in an amount equal to its Conversion Sharing Percentage of such Loans to be Converted or Acceptances to be Converted, as the case may be, and
(iii) each U.S. Revolving Lender shall purchase or sell participating interests as provided in paragraph (a)(iii) of this subsection 17.8. Each U.S. Revolving Lender will immediately transfer to the appropriate Administrative Agent, in immediately available funds, the amount(s) of its participation(s), and the proceeds of such participation(s) shall be distributed by such Administrative Agent to each relevant Lender in the amount(s) provided for in the preceding sentence.

            (c) To the extent any Taxes are required to be withheld from any amounts payable by a Lender (the "First Lender") to another Lender (the "Other Lender") in connection with its participating interest in any Converted Loan or Converted Acceptance, each Borrower, with respect to the relevant Loans made to it, shall be required to pay increased amounts to the Other Lender receiving such payments from the First Lender to the same extent they would be required under subsection 9.12 if such Borrower were making payments with respect to the participating interest directly to the Other Lender.

            (d) To the extent not prohibited by any Requirement of Law or otherwise, at any time after the actions contemplated by paragraphs (a) or (b) of this subsection 17.8 have been taken, upon the notice of any U.S. Revolving Lender to the Borrowers the following shall occur: (i) the U.S. Borrower (through the guarantee contained in Section 14) shall automatically be deemed to have assumed the Converted Loans and Converted Acceptances in which such U.S. Revolving Lender holds a participation, (ii) any Acceptances and Loans outstanding in any currency other than U.S. Dollars shall be converted into U.S. Dollars on the dates of such assumption (calculated on the basis of the Exchange Rate on the Business Day immediately preceding such date of assumption) and such Loans shall bear interest at the rate which would otherwise be applicable to ABR Loans and (iii) such Loans and obligations in respect of Acceptances shall be assigned by the relevant Lender holding such Loans or obligations to the U.S. Revolving Lender who gave the notice requesting such assumption by the U.S. Borrower.

            17.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrowers and the Administrative Agents.

            17.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            17.11 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrowers, the Administrative Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrowers, the Administrative Agents or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

            17,12 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            17.13 Submission to Jurisdiction; Waivers. (a) Each Borrower hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in subsection 17.2 or at such other address of which the General Administrative Agent shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (b) Each of the Canadian Borrower and each Foreign Subsidiary Borrower hereby irrevocably appoints the U.S. Borrower as its agent for service of process in any proceeding referred to in subsection 17.13(a) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of U.S. Borrower at its address for notice set forth in subsection 17.2.

            17.14 Acknowledgments. Each Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

            (b) none of the Administrative Agents or any Lender has any fiduciary relationship with or duty to such Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agents and the Lenders, on the one hand, and the U.S. Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

            17.15 WAIVERS OF JURY TRIAL. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            17.16 Power of Attorney. Each Foreign Subsidiary Borrower hereby grants to U.S. Borrower an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Foreign Subsidiary Borrower hereby explicitly acknowledges that the Administrative Agents and each Lender have executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this subsection. The power of attorney granted by each Foreign Subsidiary Borrower hereunder is coupled with an interest.

            17.17 Release of Security Documents. (a) The Lenders hereby agree with the U.S. Borrower, and hereby instruct the General Administrative Agent, that if one or more Loan Parties (or any Subsidiary of a Loan Party whose Capital Stock is pledged pursuant to the Security Documents) are permitted to be released from their obligations under any of the Security Documents pursuant to an amendment to this Agreement approved in accordance with subsection 17.1, the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release its security interest in the relevant collateral held by it pursuant to the Security Documents and/or to release such Loan Parties from their obligations under the Subsidiary Guarantee. In such event, the provisions of subsection 12.7 with respect to such Loan Parties shall be deemed terminated and of no further force or effect.

            (b) The Lenders hereby agree with the U.S. Borrower, and hereby instruct the General Administrative Agent, that if the U.S. Borrower shall have delivered to the General Administrative Agent written notice that any Loan Party proposes to sell or otherwise dispose of all of any Subsidiary whose stock is pledged pursuant to a Security Document or which is a Subsidiary Guarantor, and such disposition is permitted by this Agreement (including in connection with any permitted corporate or similar reorganization or restructuring), the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release its security interest in the stock being sold or otherwise disposed of such Subsidiary and to release such Subsidiary Guarantor from its obligations under the Security Documents; provided, that such Subsidiary shall have been, or shall simultaneously be, released from all Bond Guarantees.

            (c) With respect to any property not described in the proceeding clause (b), the Lenders hereby agree with the U.S. Borrower, and hereby instruct the General Administrative Agent, that if the U.S. Borrower or any of its Subsidiaries shall sell or otherwise Dispose of any such property constituting Collateral (including in connection with any permitted corporate or similar reorganization or restructuring), and such Disposition is permitted by this Agreement, the General Administrative Agent shall, at the request and expense of the U.S. Borrower, take such actions as shall be reasonably requested by the U.S. Borrower to release its security interest in such Collateral.

            (d) In connection with any release of guarantees in accordance with subsection 17.17, upon the request of the U.S. Borrower, the General Administrative Agent shall take whatever reasonable steps are necessary to coordinate the simultaneous release of the guarantees hereunder with the Bond Guarantees.

            (e) The Secured Parties and the Lenders authorize the General Administrative Agent (i) to take any action requested by the U.S. Borrower to release or subordinate any Lien created by the

Security Agreement on any property (and the proceeds thereof) financed by a purchase money Lien or Financing Lease permitted by this Agreement to the extent the agreements governing such Lien or Financing Lease prohibit the first priority Lien on such property (and the proceeds thereof) created by the Security Agreement and (ii) to release the security interest in any Collateral to the extent that a Security Document authorizes or permits the release of the security interest created by such Security Document in such Collateral.

            (f) Amounts in the Collateral Account shall be released as set forth in the Collateral Account Agreement, and amounts in the 2008/2009 Collateral Account shall be released as set forth in the 2008/2009 Collateral Account Agreement.

            (g) The Secured Parties and the Lenders authorize the General Administrative Agent (i) to release the security interest granted to the General Administrative Agent (for the benefit of the Secured Parties) pursuant to the Security Documents in the Capital Stock of Lear Automotive (EEDS) Spain S.L. and Lear Corporation Mexico, S.A. de C.V. and (ii) at the request and expense of the U.S. Borrower, to take such actions as shall be reasonably requested by the U.S. Borrower to release such security interest in the such Capital Stock.

            (h) Notwithstanding anything contained in subsection 17.1 to the contrary, the consent of all of the Lenders shall be required for the release of all or substantially all of the Collateral.

            17.18 Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the General Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

            (b) The obligation of each Borrower in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to remit to such Borrower such excess.

            17.19 Confidentiality. Each Lender agrees to maintain the confidentiality of information clearly identified at the time of delivery as confidential and provided to it by the U.S. Borrower or any Subsidiary in connection with this Agreement (collectively, the "Confidential Information"); provided, however, that any Lender may disclose Confidential Information (a) at the request of any bank regulatory authority or in connection with an examination of such Lender by any such authority, (b) pursuant to subpoena or other court process, (c) when required to do so in accordance with the provisions of any applicable law, (d) at the discretion of any other Governmental Authority, in the case of clauses (b), (c) and (d), to the extent that (x) such Lender has provided the U.S. Borrower with prompt prior written notice of such intended disclosure (unless such notice is prohibited by applicable law), (y) such disclosure is only of that portion of such confidential material which is legally required to be disclosed, and (z) such Lender has cooperated with any reasonable efforts of the U.S. Borrower to obtain reliable assurance that confidential treatment will be accorded to such disclosed Confidential Information, (e) to such Lender's Affiliates, and their respective partners, directors, officers, employees, agents, advisors, independent auditors and other professional advisors who have a need to know such Confidential Information (collectively, such Lender's "Representatives"), (f) to any Transferee or potential Transferee or any pledgee referred to in Section 17.6(g); provided that such Transferee or pledgee agrees to comply with the provisions of this Section 17.19, (g) to the extent such Confidential Information becomes generally available to the public other than through such Lender's breach of this Agreement, (h) to the extent such Confidential Information is available to such Lender from a source other than a Loan Party (provided, that such source is not known to the Lender to be subject to any confidentiality obligations to any Loan Party), (i) to the extent such disclosure is consented to by the U.S. Borrower. Each Lender also agrees that it and its Representatives will use the Confidential Information solely for the purposes of evaluating this Agreement and the other Loan Documents and negotiating, making available, syndicating and administering this Agreement and the other Loan Documents, or (j) any actual or prospective counterparty (or its advisors) to any securitization, swap or derivative transaction relating to the U.S. Borrower, any Subsidiaries, and the Obligations.

            17.20 Conflicts. In the event that there exists a conflict between provisions in this Agreement and provisions in any other Loan Document, the provisions of this Agreement shall control.

            17.21 USA PATRIOT Act Notice. Each Lender and the General Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the General Administrative Agent, as applicable, to identify such Borrower in accordance with the Act. Each Borrower shall, and shall cause each of its Subsidiaries to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by each Lender and the General Administrative Agent to maintain compliance with the Patriot Act.

            17.22 Amendment and Restatement. This Agreement and the other Loan Documents amend and restate the Existing Credit Agreement and the Loan Documents referred to therein. All indebtedness, obligations and Liens created by the Existing Credit Agreement and the Loan Documents referred to therein remain outstanding and in effect and are continued by this Agreement and the other Loan Documents with such modifications as are set forth herein and therein.

            17.23 Existing Public Indentures. This Agreement and the other Loan Documents constitute Senior Credit Facilities and Principal Credit Facilities as such terms are defined in the Existing Public Indentures. This Agreement and the other Loan Documents amend, restate and renew the Existing Credit Agreement and the Loan Documents referred to therein.

            17.24 Limitation on Secured Amount. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Agents and the Lenders agree that for so long as the Existing Public Indentures remain in effect, the maximum principal amount of the Obligations (as defined in the Security Agreement) that is secured by the Collateral (other than capital stock of "Subsidiaries" (as such term is defined in the Existing Public Indentures) of the U.S. Borrower and the proceeds thereof) shall not at any time exceed the maximum amount that may be secured by the Collateral at such time without creating a requirement under Section 4.07 of each of the Existing Public Indentures to cause the securities outstanding under any such Indenture to be equally and ratably secured by such Collateral. For avoidance of doubt, (a) "Obligations" as used in the preceding sentence shall not apply to Hedging Agreement Obligations and guarantees thereof and (b) the Agents and the Lenders understand that, among other exceptions, the Lien basket set forth in clause (vii) of Section 4.07 of the Existing Public Indentures will be available to secure the Obligations (as defined in the Security Agreement) except to the extent such basket is utilized as permitted by Section 13.3(c).

            17.25 General Administrative Agent's Discretion in Dealing with Collateral. Notwithstanding anything to the contrary elsewhere in the Loan Documents, the General Administrative Agent shall have full and complete authority and discretion (a) to determine the order in which it shall exercise remedies against any of the Collateral and (b) to alter the order set forth herein or in any other Security Document of the application to the Obligations of any proceeds realized upon the exercise of any such remedies in respect of the Collateral (including to provide for the holding of any such proceeds in any collateral account pending the consummation of any realization of or upon any other Collateral) as it shall determine, in each case with the objective of assuring that the ultimate realizations by the Lenders (and their Affiliates) on account of all the Collateral are as ratable as is reasonably practicable.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LEAR CORPORATION


                                        By: /s/ Daniel A. Ninivaggi
                                            ------------------------------------
                                        Name: Daniel A. Ninivaggi
                                        Title: Authorized Signatory


                                        LEAR CANADA


                                        By: /s/ Bruce G. Francis
                                            ------------------------------------
                                        Name: Bruce G. Francis
                                        Title: Authorized Signatory


                                        LEAR CORPORATION SWEDEN AB


                                        By: /s/ Paul R. Jefferson
                                            ------------------------------------
                                        Name: Paul R. Jefferson
                                        Title: Authorized Signatory


                                        LEAR FINANCIAL SERVICES (NETHERLANDS)
                                        B.V.


                                        By: /s/ Paul R. Jefferson
                                            ------------------------------------
                                        Name: Paul R. Jefferson
                                        Title: Authorized Signatory


                                        LEAR CORPORATION (UK) LIMITED


                                        By: /s/ Paul R. Jefferson
                                            ------------------------------------
                                        Name: Paul R. Jefferson
                                        Title: Authorized Signatory


                                        LEAR CORPORATION MEXICO, S.A. DE C.V.


                                        By: /s/ Daniel A. Ninivaggi
                                            ------------------------------------
                                        Name: Daniel A. Ninivaggi
                                        Title: Authorized Signatory

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        JPMORGAN CHASE BANK, N.A., as
                                        Administrative Agent and as a Lender


                                        By: /s/ Richard W. Duker
                                            ------------------------------------
                                        Name: Richard W. Duker
                                        Title: Managing Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        CITIBANK, N.A., as Documentation Agent
                                        and a U.S. Lender for Revolving Credit
                                        Facility and as Syndication Agent for
                                        Term Facility


                                        By: /s/ Brian Ike
                                            ------------------------------------
                                        Name: Brian Ike
                                        Title: Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Deutsche Bank AG New York Branch


                                        By: /s/ Keith C. Braun
                                            ------------------------------------
                                        Name: Keith C. Braun
                                        Title: Director


                                        By: /s/ David J. Ben
                                            ------------------------------------
                                        Name: David J. Ben
                                        Title: Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        THE BANK OF NOVA SCOTIA, as Canadian
                                        Administrative Agent and as a Lender


                                        By: /s/ James J. Rhee
                                            ------------------------------------
                                        Name: James J. Rhee
                                        Title: Director


                                        By: /s/ Jamie Davis
                                            ------------------------------------
                                        Name: Jamie Davis
                                        Title: Associate

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Bank of America, N.A.
                                        (Name of Lender)


                                        By: /s/ David Catherall
                                            ------------------------------------
                                        Name: David Catherall
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        (Name of Lender) ABN AMRO Bank N.V.


                                        By: /s/ Pradeep Bhatia
                                            ------------------------------------
                                        Name: Pradeep Bhatia
                                        Title: Vice President


                                        By: /s/ Gina Brusatori
                                            ------------------------------------
                                        Name: Gina Brusatori
                                        Title: Managing Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Bank of China, New York Branch
                                        (Name of Lender)


                                        By: /s/ Xiaojing Li
                                            ------------------------------------
                                        Name: Xiaojing Li
                                        Title: General Manager

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Bank of Tokyo-Mitsubishi UFJ
                                        Trust Company


                                        By: /s/ Linda Tam
                                            ------------------------------------
                                        Name: Linda Tam
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        New York Branch


                                        By: /s/ Ken Hamilton
                                            ------------------------------------
                                        Name: Ken Hamilton
                                        Title: Director


                                        By: /s/ Shannon Batchman
                                            ------------------------------------
                                        Name: Shannon Batchman
                                        Title: Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        BNP Paribus


                                        By: /s/ Andrew Strait
                                            ------------------------------------
                                        Name: Andrew Strait
                                        Title: Managing Director


                                        By: /s/ Chris Grumboski
                                            ------------------------------------
                                        Name: Chris Grumboski
                                        Title: Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        The Bank of New York
                                        (Name of Lender)


                                        By: /s/ Kevin Higgins
                                            ------------------------------------
                                        Name: Kevin Higgins
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Calyon New York Branch


                                        By: /s/ Corey Billups
                                            ------------------------------------
                                        Name: Corey Billups
                                        Title: Director


                                        By: /s/ Blake Wright
                                            ------------------------------------
                                        Name: Blake Wright
                                        Title: Managing Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        ----------------------------------------
                                        (Name of Lender)


                                        By: /s/ Tamara Miller
                                            ------------------------------------
                                        Name: Tamara Miller
                                        Title: Vice President
                                               Comerica Bank

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        CREDIT SUISSE, CAYMAN ISLANDS BRANCH


                                        By: /s/ Mark E. Gleason
                                            ------------------------------------
                                        Name: Mark E. Gleason
                                        Title: Director


                                        By: /s/ Mikhail Faybusovich
                                            ------------------------------------
                                        Name: Mikhail Faybusovich
                                        Title: Associate

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        (Fifth Third Bank, A Michigan Banking
                                        Corporation)


                                        By: /s/ Michael Blackburn
                                            ------------------------------------
                                        Name: Michael Blackburn
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                        (Name of Lender)


                                        By: /s/ Pedro Ramirez
                                            ------------------------------------
                                        Name: Pedro Ramirez
                                        Title: Authorized Signatory

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        HSBC Bank USA, National Association
                                        (Name of Lender)


                                        By: /s/ Christopher Samms
                                            ------------------------------------
                                        Name: Christopher Samms
                                        Title: Senior Vice President,
                                               Officer #9426

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        MERRILL LYNCH BANK USA


                                        By: /s/ David Millett
                                            ------------------------------------
                                        Name: David Millett
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Mizuho Corporate Bank, Ltd.
                                        (Name of Lender)


                                        By: /s/ Robert Gallagher
                                            ------------------------------------
                                        Name: Robert Gallagher
                                        Title: Senior Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        The Northern Trust Company


                                        By: /s/ Karen Dahl
                                            ------------------------------------
                                        Name: Karen Dahl
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        The Royal Bank of Scotland plc


                                        By: /s/ Frank Guerra
                                            ------------------------------------
                                        Name: Frank Guerra
                                        Title: Managing Director

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        Skandinaviska Enskilda Banken AB (publ)
                                        (Name of Lender)


                                        By: /s/ Michael I. Dicks
                                            ------------------------------------
                                        Name: Michael I. Dicks
                                        Title:
                                               ---------------------------------


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title:
                                               ---------------------------------

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement

                                        SUNTRUST BANK, as a Lender


                                        By: /s/ Douglas O'Bryan
                                            ------------------------------------
                                        Name: Douglas O'Bryan
                                        Title: Vice President

         Signature page to Lear Corporation Amended and Restated Credit and Guarantee Agreement